As filed with the Securities and Exchange Commission on April 14, 2010
Securities Act Registration No. 333-153439

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 2
Form N-2 / A

☒    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

          ☒     PRE-EFFECTIVE AMENDMENT NO. 2

           ☐    POST-EFFECTIVE AMENDMENT NO.

MACC Private Equities Inc.
580 Second Street, Suite 102
Encinitas, California 92024
(760) 479-5080

Agent For Service

Mr. Derek Gaertner
580 Second Street, Suite 102
Encinitas, California 92024

Copies of Communications to:

David E. Gardels, Esq.
Husch Blackwell Sanders LLP
1620 Dodge Street, Suite 2100
Omaha, NE 68102-1504
(402) 964-5000

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box):

 ☐ when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount to be Registered	Proposed Maximum Offering Price Per Share (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee
Common Stock, $.01 per value Subscription Rights	821,541 821,541	$1.10 --	$903,695 --	$71.30 (1) -- (2)
(1)
Estimated for purposes of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended (the “1933 Act”), based on the assumed offering price of $1.10 per share.  $58.44 previously paid.

(2)
Pursuant to Rule 457(g) of the 1933 Act, no separate registration fee is required for the Subscription Rights as the Rights are being registered in the same registration statement as the Common Stock of the Registrant underlying the Rights.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Subject to Completion

Preliminary Prospectus dated April 14, 2010

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS

821,541 Shares of Common Stock
Issuable upon the Exercise of Transferable Rights to Subscribe for such Shares

MACC Private Equities Inc. (the “Company,” “we” or “us” ) is issuing to its stockholders of record (“Record Date Stockholders”) as of the close of business on __, 2010 (the “Record Date”) transferable rights (“Rights”) entitling you to subscribe for an aggregate of 821,541 shares of common stock, $.01 par value (“Common Stock”), of the Company (such shares, together with all outstanding shares of our Common Stock, “Shares”).  You will receive one Right for each three Shares you hold on the Record Date.  The number of Rights issued to you will be rounded up to the nearest number of Rights.  The Rights entitle you to subscribe for Shares at the rate of one Share for every one Right held (the “Primary Subscription”).  The Rights further entitle you to subscribe, subject to certain limitations and subject to allotment, for any Shares not acquired by other holders in the Primary Subscription (the “Over-Subscription Privilege”).  The offering of the Rights (the “Offering”) will expire at 5:00 p.m., Eastern time, on __, 2010 (the “Expiration Date”), unless extended by us.

The Rights are transferable and will be listed for trading on the Nasdaq Capital Market under the symbol “MACR.”  The Shares trade on the Nasdaq Capital Market under the symbol “MACC,” though we were notified on March 16, 2010 that the Shares are subject to delisting for violation of Nasdaq Listing Rule 5550(a)(2) because our Common Stock did not maintain a minimum bid price of $1.00 per share for the preceding 30 consecutive business days.  As described in more detail below under “Trading and Net Asset Value Information,” we have filed an appeal of the delisiting decision on March 23, 2010.  Such appeal suspends the delisting until Nasdaq’s hearing panel decides whether to grant us additional time to comply with the Rule.  We will conduct our appeal on April 28, 2010, where we intend to present a plan to regain compliance with the Rule.  The continued listing of our Common Stock is a condition to our ability to list the Rights on the Nasdaq.

The subscription price for each Share to be issued pursuant to the Offering will be the higher of (i) 95% of the volume-weighted average of the last reported bid price per Share on the Nasdaq Capital Market on the Expiration Date and each of the four preceding business days, or (ii) $1.10 (the “Subscription Price”).  You will not know the actual Subscription Price at the time of exercise.  You therefore will be required initially to pay for the Shares at the estimated Subscription Price of $1.10 per Share (the “Estimated Subscription Price”).  Once you subscribe for Shares and your payment is received, you will not be able to change your decision.

Stockholders who do not exercise their Rights should expect that they will, at the completion of the Offering, own a smaller proportional interest in the Company than they would if they exercised.  In addition, because the Subscription Price per Share will be less than the net asset value per share on the Pricing Date, you will experience an immediate dilution, which could be significant, of the aggregate net asset value of your shares.  This dilution will disproportionately affect you if you do not exercise your Rights in full.  we cannot state precisely the extent of this dilution at this time because we do not know what the net asset value per share will be when the Offering expires, what the Subscription Price will be or what proportion of the Rights will be exercised.  See “Risk Factors – This Offering may dilute the value of your Shares.”

Our net asset value per share at the close of business on September 30, 2007, September 30, 2008 and September 30, 2009 were $4.67, $4.23 and $3.17, respectively.  Our unaudited net asset value per share at the close of business on December 31, 2009 was $2.97, and the last reported bid price per share on the Nasdaq Capital Market on __, 2010 was $__.  We do not have a dividend distribution policy, and we do not currently pay our stockholders a minimum annual distribution.  We have not paid any dividends in cash to our stockholders since inception in 1995.

We are a non-diversified, closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”).  Our investment objective is to provide stockholders with long-term capital appreciation by making new equity investments in small- and micro-cap companies that qualify for investment by a BDC under the 1940 Act.  Our mailing address is 580 Second Street, Suite 102, Encinitas, California 92024; our telephone number is (760) 479-5080.

i

Investing in our Common Stock involves risks, including the risk of leverage, that are described in the “Risk Factors” section of this Prospectus beginning on page 25.  Shares of closed-end investment companies, such as the Company, have in the past frequently traded at a discount to their net asset value.  Our Common Stock trades at a discount to net asset value, which may increase the risk of loss for purchasers in this Offering.

_________________________

	Per Share	Total (1)
Public offering price (1)	$1.10	$903,695
Sales load	None	None
Proceeds, before expenses, to us (2)	$1.10	$903,695

(1)	Assumes all Rights are exercised at the Estimated Subscription Price of $1.10 per share.
(2)
Represents gross offering proceeds.  Upon deduction of Offering costs incurred related to this Offering, payable by us, which are estimated to be $90,000, the proceeds to us will be $0.99 and $813,695 on a per-share and total basis, respectively.  Funds received prior to the final due date of the Offering will be deposited into a segregated interest-bearing account (which interest will be paid to us) pending proration and distribution of Shares.  Interest on subscription monies will be paid to us regardless of whether shares are issued by us.

Please read this Prospectus before investing, and keep it for future reference.  The Prospectus contains important information about us that a prospective investor should know before investing in our Common Shares.  A statement of additional information dated ___, 2010, as supplemented from time to time (the “SAI”), containing additional information about us, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this Prospectus.  We file annual, quarterly and current reports, proxy statements and other information with the SEC.  This information, in addition to the SAI, is available free of charge by contacting us at 580 Second Street, Suite 102, Encinitas, California 92024, or by telephone at (760) 479-5080.  The SEC also maintains a website at www.sec.gov that contains such information.  We do not maintain a website, and accordingly, we do not make such information available in that manner.  You may also contact us at the above number regarding shareholder inquiries or to request other information about us.

Neither the SEC nor any state securities commission have approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

The date of this Prospectus is April 14, 2010.

ii

TABLE OF CONTENTS

Prospectus Summary	1

Forward-Looking Statements	8

The Offering	9

Fees and Expenses	16

Selected Financial Data	18

Management’s Discussion and Analysis of Financial Condition and Results of Operations	20

Risk Factors	26

Investment Advisory Agreements, Certain Relationships and Related Transaction	37

Use of Proceeds	41

Investment Objective and Policies	41

Portfolio Investments	43

Capitalization	46

The Company	47

Trading and Net Asset Value Information	50

Certain U.S. Federal Income Tax Considerations	52

Regulation	57

Description of Capital Stock	61

Experts	62

Administrator, Custodian, Transfer Agent and Registrar	62

Legal Matters	62

Available Information	62

_______________

You should rely only on the information contained in this Prospectus. We have not authorized any other person to provide you with different information or to make any representations not contained in this Prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained in this Prospectus is accurate only as of the date on the front cover of this Prospectus. Our business, financial condition, results of operations and prospects may have changed since that date. We will update the information in this Prospectus to reflect any material changes occurring prior to the completion of this offering.

iii

PROSPECTUS SUMMARY

This summary may not contain all of the information that you may want to consider. You should read carefully the information set forth under “Risk Factors” and other information included in this Prospectus. The following summary is qualified by the more detailed information and financial statements appearing elsewhere in this Prospectus. Except where the context suggests otherwise, the terms “we,” “us,” “our” and “the Company” refer to MACC Private Equities Inc.  Throughout this Prospectus we have assumed the issuance of 2,464,621 Rights and the resulting sale of 821,541 shares of Common Stock at $1.10 per Share.

The Company

The Company was formed as a Delaware corporation on March 3, 1994.  We are a non-diversified, closed-end management investment company that has elected to be treated as a BDC under the 1940 Act. Our investment objective is to provide stockholders with long-term capital appreciation by making new equity investments primarily in small- and micro-cap companies that qualify for investment by a BDC under the 1940 Act. No assurance can be given that we will achieve our investment objective.  We do not currently pay to our stockholders a minimum annual distribution or other dividend.  We have paid no dividends in cash to our stockholders since our inception.

Key Risks & Dilution

As discussed more fully in this Prospectus, an investment in us involves a number of significant and substantial risks, including (i) risks associated with our investments in small growth companies; (ii) risks associated with our investments in higher risk securities of private companies; (iii) risks associated with our investments in certain restricted and illiquid securities; (iv) the fluctuation of our net asset value in connection with changes in the value of our portfolio securities; and (v) interest rate risks on borrowed funds.

In addition to seeking additional cash through future sales of portfolio securities, we expect to raise funds under this Offering for operating purposes and our new strategy of investing in highly liquid public securities qualified for BDC investment. Further, we believe that future capital raises will be necessary and we are exploring those options. We expect the attractiveness of our new investment strategy, combined with the underlying value of our current portfolio, will make additional capital raises possible in the future.  Absent additional sources of financing, current working capital and cash will not be adequate for operations at their current levels. If this Offering and such efforts are not successful, we may need to liquidate our current investment portfolio, to the extent possible which could result in significant realized losses due to the current economic conditions.  These uncertainties raise substantial doubt about our ability to continue as a going concern.

The Offering involves the risk of an immediate dilution of the aggregate net asset value of your Shares.  If shareholders do not exercise their Rights, at the completion of the Offering they will own a smaller proportional interest in us than they would if they had exercised, and therefore such shareholders’ relative voting power in the Company will be reduced.  In addition, because the Subscription Price will be less than the net asset value per Share, shareholders will experience an immediate dilution, which could be significant, of the aggregate net asset value of their Shares.

The following table, which is based upon the following assumptions as of December 31, 2009, illustrates the decrease in net asset value: (i) 821,54 rights are issued, (ii) all rights are exercised at the Estimated Subscription Price of $1.10 per share (183% of the closing market bid price on December 31, 2009), (iii) the expenses of the Offering are estimated to be $90,000, and (iv) our net asset value otherwise remains constant, then our net asset value per share of $2.97 (unaudited) would be reduced by approximately $0.48 per Share (or 16%) to $2.49 per Share.  This dilution would disproportionately affect those shareholders who do not exercise their Rights in full.

Dilutive Effects Offering (unaudited)
Number of Rights Issued	Number of Rights Exercised	Subscription Price	Offering Expenses	Net Asset Value Per Share Before Offering	Net Asset Value Per Share After Offering	Percentage Reduction in Net Asset Value Per Share

821,541	821,541	$1.10	$90,000	$2.97	$2.49	-16%

We were notified by Nasdaq on March 16, 2010 that our Common Stock is subject to delisting for violation of Nasdaq Listing Rule 5550(a)(2) because our Common Stock did not maintain a minimum bid price of $1.00 per share for the preceding 30 consecutive business days.  The continued listing of our Common Stock is a condition to our ability to list the Rights on the Nasdaq.  As described in more detail below under “Trading and Net Asset Value Information,” we have appealed such delisting notice a hearing will be held an April 28, 2010, and we expect a determination from Nasdaq’s hearing panel, on whether our Common Stock will be delisted, approximately 30 days after the hearing.

Our Investment Adviser & Subadviser

Eudaimonia Asset Management, LLC, a California limited liability company (“EAM” or the “Adviser”), with its executive offices at 580 Second Street, Suite 102, Encinitas, California 92024, is our investment adviser under an Investment Advisory Agreement dated April 29, 2008 (the “Advisory Agreement”), is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is subject to the Advisers Act reporting and other requirements.  EAM currently is the investment manager of no other funds, though it does (as of December 31, 2009) manage $66 million of other assets under strategies similar to that to be employed for all new portfolio investments made by us after the effectiveness of the Advisory Agreement, which investments will be made with the proceeds of this Offering (the “New Portfolio”).  EAM will be responsible for the selection, structure and administration of our investment portfolios.

Roth Capital Partners, LLC (“RCP”) contributed the operating capital to fund the EAM founders’ business plan and holds a 49% interest in EAM.  Gordon J. Roth, who has served on our Board since 2000, is the Chief Financial Officer and a Manager of RCP and serves on the Board of Managers of EAM.  Together, EAM’s employees hold the remaining 51% interest in EAM.

InvestAmerica Investment Advisors, Inc., an Iowa corporation (“InvestAmerica” or the “Subadviser”), serves as our subadviser under a Subadvisory Agreement dated April 29, 2008 among us, EAM and InvestAmerica (the “Subadvisory Agreement”) and manages our portfolio of investments in existence prior to the effective date of the Advisory Agreement (the “Existing Portfolio”) (including those assets previously held by our wholly-owned subsidiary, MorAmerica Capital Corporation (“MorAmerica”), prior to the merger of MorAmerica with and into the Company effective April 30, 2008 (the “Merger”). Together, the New Portfolio and the Existing Portfolio are referred to as the “Total Portfolio”).  For additional information on the Adviser, the Subadviser and the terms of their contracts, see “Fees and Expenses,” “The Company—Our Adviser,” “The Company—Our Subadviser” and “Investment Advisory Agreements, Certain Relationships and Related Transactions.”

Our Strategy Going Forward

At our 2008 Annual Stockholders’ Meeting, our Shareholders approved the appointment of EAM as our new adviser to manage our New Portfolio while retaining InvestAmerica to manage our Existing Portfolio.  The strategy we announced at that time was that we would, once we had assets available, seek to transition from investing in the types of illiquid debt and equity securities comprising our Existing Portfolio, toward investing in EAM’s growth strategy for us, which includes the following elements:

●
Making investments in small companies which may not have access to traditional means of financing through private investments in public equities (so-called “Pipes”) and registered direct offerings permissible for BDCs under the 1940 Act;

●	Investing up to a maximum of 30% of the Total Portfolio in equity positions of promising companies that are publicly-listed, with a focus on small- and micro-cap companies;
●	Investing on a limited basis (up to maximum of 10% of the Total Portfolio) in private companies;
●	Recruiting directors with diverse and broad financial and business experience;
●	Undertaking an investor relations strategy to obtain better market understanding of the Company;
●
Diligently focusing on internal growth through capital appreciation while retaining income and capital gains, and obtaining additional equity capital to reduce fixed expenses per Share, increase stockholder liquidity and maximize stockholder value; and

●	Retaining InvestAmerica on a transitional basis as a subadviser to efficiently liquidate and maximize the value of the Existing Portfolio.

At the 2008 Annual Stockholders’ Meeting, our Shareholders also approved the terms of this Offering, among other strategies designed to increase our Shareholder base, market interest in us, and our asset level.  We initially pursued this Offering in late 2008, but since that time market conditions have not presented favorable opportunities to effect this Offering.

More recently, our Board of Directors (the “Board”) has determined that in addition to pursuing our new investment strategy by effecting this Offering, we will seek additional Shareholder approval on a variety of matters, all designed to enhance Shareholder value and rejuvenate our operations.  Those matters include further approvals for additional similar rights offerings, approval to sell our Common Stock below net asset value, approval to change our name to reflect the transition toward New Portfolio investing, and approval of certain changes to the Advisory Agreement.  Such approvals would be sought under a proxy statement distributed by us, and we will likely seek those approvals immediately after effecting this Offering.

Purpose of the Offering

Our Board has determined that it is in our best interests and the stockholders’ best interest to increase the number of outstanding Shares and to increase our assets available for investment, consistent with the long-term strategy to be undertaken by EAM to grow our size and expand the universe of portfolio companies in which we invest.  The Board approved the Offering because it believes the Offering may:

•	increase the level of market interest in us and the liquidity of the Shares;
•	reduce expenses per Share due to the spreading of fixed expenses over a larger number of outstanding Shares and lower our expenses as a proportion of net assets;
•	allow us to achieve greater breadth in our Total Portfolio by increasing the total number and amount of our portfolio investments; and
•	provide immediately-available funds to pursue our strategy for the New Portfolio.

In addition to seeking additional cash through future sales of portfolio securities, the Board expects to raise funds under this Offering for operating purposes and our new strategy of investing in highly liquid public securities qualified for BDC investment. Further, the Board believes that future capital raises will be necessary and we are exploring those options. The Board expects the attractiveness of our new investment strategy, combined with the underlying value of our current portfolio, will make additional capital raises possible in the future.  Absent additional sources of financing, current working capital and cash will not be adequate for operations at their current levels. If this Offering and such efforts are not successful, we may need to liquidate our current investment portfolio, to the extent possible which could result in significant realized losses due to the current economic conditions.  These uncertainties raise substantial doubt about our ability to continue as a going concern.

The Board considered the effect that the issuance of the Shares would have on our net asset value per Share and also considered the dilutive effect on current stockholders, particularly those who determine not to exercise their Rights to purchase additional Shares.  The Board considered that non-participating stockholders would have the opportunity to sell their Rights for cash and would derive a benefit if we invest additional amounts that earn a return that exceeds the dilution, thus mitigating the dilutive effect of the Offering on those stockholders.  The Board believes that the Offering will permit us to accomplish these objectives, while allowing stockholders an opportunity to purchase additional Shares at a price below market value without paying a brokerage commission.  See “The Offering—The Purpose of the Offering” below.

Corporate Information

Our offices are located at 580 Second Street, Suite 102, Encinitas, California 92024, and our telephone number is (760) 479-5080.  See “The Company” below and “Additional Information” in our SAI.

Key Offering Terms

Common Stock offered by us	821,541 shares of our Common Stock

Rights offered by us	821,541

Shares outstanding after this Offering	3,286,162 shares of our Common Stock

Number of Rights Issued Per Existing Shares	1 Right for each 3 Shares held

Subscription Ratio	1 Right to buy 1 Share

Estimated Subscription Price	$1.10

Shares outstanding at December 31, 2009	2,464,621

Key Elements of the Offering

One-For-Three Offering
The Offering will give Record Date Stockholders the “right” to purchase one new Share for every three Shares held on the Record Date.   For example, if you own 300 Shares on the announced Record Date, you will receive 100 Rights entitling you to purchase 100 new Shares.   Stockholders will be able to exercise all or some of their Rights.   The number of Rights issued to a Record Date Stockholder will be rounded up to the nearest number of Rights.  However, Record Date

Stockholders who do not exercise all of their Rights in the primary subscription will not be able to participate in the Over-Subscription Privilege. See “The Offering—Terms of the Offering” and “Over-Subscription Privilege” below. If all the Rights are exercised, it will result in a 33.3% increase in the number of outstanding Shares.
Transferable Rights
The Rights will be transferable, are expected to be traded on the Nasdaq Capital Market and will afford non-subscribing stockholders the option of selling their Rights on the Nasdaq Capital Market or through the subscription agent, Mellon Bank, N.A. (the “Subscription Agent”).  Selling the Rights allows a non-exercising stockholder (a stockholder who does not wish to purchase additional Shares in the Offering) the ability to offset some of the dilution which would otherwise occur as a result of the Offering.   In contrast, in a non-transferable rights offering (an offering where the rights cannot be traded), non-exercising stockholders would experience full dilution.  See “The Offering—Sale of Rights” below.

There can be no assurance that a liquid trading market will develop for the Rights or that the price at which such Rights trade will approximate the amount of dilution otherwise realized by a non-exercising stockholder.   The period during which Rights will trade will be limited and, upon the Expiration Date, the Rights will cease to trade and will have no residual value.

Subscription Price
Under the Offering, new Shares will be sold at a price equal to the greater of a $1.10 or 95% of the volume-weighted average of the last reported bid price per Share on the Nasdaq Capital Market on the Expiration Date and each of the four preceding business days.   Management believes that this pricing formula, which is above the current bid price but below net asset value, will provide an incentive to current stockholders (as well as others who might trade in the transferable Rights) to participate in the Offering.  See “The Offering—Terms of the Offering” below.

Over-Subscription Privilege
If all of the Rights initially issued are not exercised by Record Date Stockholders, any unsubscribed Shares will be offered to other Record Date Stockholders and Rights holders who have exercised all Rights held by them and who wish to acquire additional Shares.   You must exercise all of your Rights in order to participate in the Over-Subscription Privilege.  If available Shares are insufficient to honor all over-subscriptions, the available Shares will be allocated pro-rata among those who over-subscribe based on the number of Rights held by them.  See “The Offering—Over-Subscription Privilege” below.

How to Subscribe
•   If your existing Shares are held in a brokerage account or by a custodian bank or trust company, contact your broker or financial adviser for additional instructions on how to participate in the Offering.

•   If your existing Shares are held of record by you, complete, sign and date the enclosed Subscription Certificate.

•   Make your check or money order payable to “Mellon Investor Services LLC (acting on behalf of Mellon Bank, N.A., the Subscription Agent)” in the amount of $1.10 for each Share you wish to buy including any Shares you wish to buy pursuant to the Over-Subscription Privilege.   This payment may be more or less than the actual Subscription Price. Additional payment may be required when the actual Subscription Price is determined.   You should mail the subscription certificate and your payment in the enclosed envelope to the Subscription Agent in a manner that will ensure receipt prior to 5:00 p.m., Eastern time, on __, 2010, unless extended.   Its mailing address is P.O. Box 3315, South Hackensack, NJ 07606 or 480 Washington Blvd., Jersey City, NJ 07310.

Once you subscribe for Shares and your payment is received, you will not be able to change your decision.  You will have no right to rescind a purchase after the Subscription Agent has received the Subscription Certificate or Notice of Guaranteed Delivery.   See “The Offering” below.
The Subscription Agent will deposit all checks received by it prior to the final due date into a segregated interest-bearing account pending distribution of the shares from the Offering.   All interest will accrue to the benefit of the Company, and you will not earn interest on payments submitted.

Important Dates	Record Date	__, 2010
	Final Date for Sales of Rights	__, 2010

Due Date for Delivery by Brokerage Firms or Custodian Banks of Payment and Subscription Certificates to Subscription Agent pursuant to Notice of Guaranteed Delivery	__, 2010
Mailing of Shares and Confirmations of Purchases of Shares	__, 2010
Additional Terms

The Rights entitle you to subscribe for Shares at the rate of one Share for every one Right held by you.   You will receive one Right for each three Shares you hold on the Record Date.   These Rights are transferable.   The holders of the Rights may exercise them at any time from the date of this Prospectus until 5:00 p.m., Eastern time, on __, 2010, unless extended.
In addition, if a Record Date Stockholder or a purchaser of Rights subscribes for the maximum number of Shares to which it is entitled, such holder may also subscribe for Shares that were not otherwise subscribed for by other stockholders. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under “The Offering - Over-Subscription Privilege.”   We will not offer or sell in connection with the Offering any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.
No fractional Rights will be issued.
The Subscription Price per Share will be the a price equal to the greater of $1.10 or 95% of the volume-weighted average of the last reported bid price per Share on the Nasdaq Capital Market on the Expiration Date and each of the four preceding business days.  The Rights are transferable and will be listed for trading on the Nasdaq Capital Market under the symbol “MACR.”  There is no assurance that a market for the Rights will develop.
Before exercising your Rights, you should consider the factors described in this Prospectus, including without limitation, the factors described under “risk Factors” below and “Investment Objective and Policies” in the SAI.  These factors include the effects of the Offering and the fact that shares of closed-end investment companies generally trade below their net asset value.  In addition, the Offering involves the risk of an immediate dilution of the aggregate net asset value of your Shares if you do not fully exercise your Rights.  Dilution of the aggregate net asset value of your Shares will also occur even if you fully exercise your Rights.

Other Important Information
Investment adviser	Eudaimonia Asset Management, LLC. See “The Company” below and “Management of the Company” in our SAI.

Trading Market
Our Shares trade on the Nasdaq Capital Market under the symbol “MACC.”  The Rights will also trade on the Nasdaq Capital Market under the symbol “MACR.”  We were notified by Nasdaq on March 16, 2010 that our Common Stock is subject to delisting for violation of Nasdaq Listing Rule 5550(a)(2) because our Common Stock did not maintain a minimum bid price of $1.00 per share for the preceding 30 consecutive business days.  The continued listing of our Common Stock is a condition to our ability to list the Rights on the Nasdaq.  As described in more detail below under “Trading and Net Asset Value Information,” we have appealed such delisting notice and a hearing will be held on April 28, 2010, and we expect a determination from Nasdaq’s hearing panel, on whether our Common Stock will be delisted, approximately 30 days after the hearing.

Leverage
We have existing debt incurred for purposes of providing capital to invest, to provide cash resources to meet our current liabilities, and we have granted a security interest in all of our assets in connection with such borrowing to the lender, which is not affiliated with us.  As of December 31, 2009, we are leveraged through borrowings under the Term Loan in the outstanding principal amount of $4,494,625, or 27.4% of our total assets (including the proceeds of such leverage).  Our asset coverage ratio as of December 31, 2009 was 260%.  See “Regulation—Senior Securities (Leverage); Coverage Ratio” below, which discusses the limitations on borrowing imposed by the 1940 Act.

In the future, we may borrow additional funds to make investments to the extent permitted by the 1940 Act, and we may grant a security interest in all of our assets in connection with such borrowings.  We may also issue preferred stock as provided in the 1940 Act, but have no plans to do so at this time.  We may use this practice, which is known as “leverage,” to attempt to increase returns to our stockholders. However, leverage involves significant risks and the costs of any leverage transactions will be borne by our stockholders.  See “Risk Factors” below.  With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we may employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing.

Trading at a discount
Shares of closed-end investment companies frequently trade at a discount to their net asset value.  The fact that our Shares have historically traded, and will likely continue to trade, at a discount to our net asset value is separate and distinct from the risk that our net asset value per Share may decline.  Our net asset value immediately following this Offering will reflect reductions resulting from the amount of the Offering expenses paid.  This risk may have a greater effect on investors expecting to sell their Shares soon after completion of this Offering.  We generally may not issue additional Shares at a price below our net asset value (net of any sales load (underwriting discount)) without first obtaining approval of our stockholders and Board.  We cannot predict whether our Shares will trade above, at, or below net asset value.  See “Net Asset Value” in our SAI.

Risk factors
Investing in our Shares involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest in our Shares.  In addition, our Existing Portfolio consists primarily of illiquid securities issued by privately-held companies and we expect that our New Portfolio will consist primarily of securities issued by thinly-traded companies.  These investments may involve a higher degree of business and financial risk than investments in more liquid securities.  Our portfolio companies typically will require additional outside capital beyond our investment in order to succeed, and we will compete with many other companies for investment opportunities. In addition, we may borrow additional funds to make our investments in portfolio companies.  If we do borrow, we will exposed to the risks of leverage, which may be considered a speculative investment technique.  We currently leverage our investments, which magnifies the potential for gain and loss on amounts invested and, therefore, increases the risks associated with investing in our Shares.

We expect the attractiveness of our new investment strategy, combined with the underlying value of our current portfolio, will make additional capital raises possible in the future.  Absent additional sources of financing, current working capital and cash will not be adequate for operations at their current levels. If this Offering and such efforts are not successful, we may need to liquidate our current investment portfolio, to the extent possible which could result in significant realized losses due to the current economic conditions.  These uncertainties raise substantial doubt about our ability to continue as a going concern.

Also, we are subject to certain risks associated with valuing our portfolio, changing interest rates, accessing additional capital, fluctuating quarterly results and operating in a regulated environment.  See “Risk Factors” below for a discussion of factors you should carefully consider before deciding whether to invest in our Shares.

Available information
ANY QUESTIONS OR REQUESTS FOR ASSISTANCE CONCERNING THE METHOD OF SUBSCRIBING FOR SHARES OR FOR ADDITIONAL COPIES OF THIS PROSPECTUS, SUBSCRIPTION CERTIFICATES OR NOTICES OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE INFORMATION AGENT, MELLON BANK, N.A., TOLL FREE AT TELEPHONE NUMBER 1-877-279-4305,  EMAIL ADDRESS __ OR  THE MAILING ADDRESS OF 480 WASHINGTON BOULEVARD, JERSEY CITY, NJ  07310. STOCKHOLDERS MAY ALSO CONTACT THEIR BROKERS OR NOMINEES FOR INFORMATION WITH RESPECT TO THE OFFERING.
We have filed with the SEC a registration statement on Form N-2 of which this Prospectus is a part, including any amendments thereto and related exhibits, under the 1933 Act, with respect to the Rights and our Shares offered by this Prospectus. The registration statement contains additional information about us and our Shares being offered by this Prospectus.

Our Shares are registered under the Securities Exchange Act of 1934 (the “Exchange Act”), and we are required to file reports, proxy statements and other information with the SEC.  This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330.  In addition, the SEC maintains an internet website, at http://www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, that file documents electronically with the SEC.

FORWARD-LOOKING STATEMENTS

The matters discussed in this Prospectus, as well as in future oral and written statements by our management, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements.  Forward-looking statements relate to future events or our future financial performance.  We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments, achieve certain levels of return, the availability of additional capital, and the ability to maintain certain debt to asset ratios.  In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this Prospectus should not be regarded as a representation by us that our plans or objectives will be achieved.  The forward-looking statements contained in this Prospectus include statements as to:

•	our ability to continue as a going concern;
•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the impact of investments that we expect to make;
•	our informal relationships with third parties;
•	the dependence of our future success on the general economy;
•	the ability of our portfolio companies to achieve their objectives;
•	our ability to make investments consistent with our investment objective, including with respect to the size, nature and terms of our investments;
•	our regulatory structure;
•	our ability to operate as a business development company;
•	the adequacy of our cash resources and working capital and our anticipated use of proceeds;
•	the timing of cash flows, if any, from the operations of our portfolio companies; and

For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this Prospectus, please see the discussion under “Risk Factors.”  You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this Prospectus relate only to events as of the date on which the statements are made.  We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this Prospectus.  The forward-looking statements contained in this Prospectus are excluded from the safe harbor protection provided by Section 27A of the 1933 Act and Section 21E of the Exchange Act.

THE OFFERING

The Purpose of the Offering

The Board has determined that it is in the best interests of the Company and its stockholders to increase the number of outstanding Shares in order to increase our cash available for investment and provide working capital for our expenses.  In reaching its decision, the Board noted that EAM’s investment strategy for us includes making new equity investments primarily in small- and micro-cap companies that qualify for investment by BDCs under the 1940 Act.  The Board concluded that an increase in our assets would permit us to take advantage of these additional investment opportunities.  The Board believes that the Offering will permit us to accomplish these objectives, while allowing existing stockholders an opportunity to purchase additional Shares at a price below market value without paying a brokerage commission.  The Board also believes that a larger number of outstanding Shares and a larger number of stockholders could increase the level of market interest in us and the liquidity of Shares.

The Board considered that the Offering would have a dilutive effect on both the net asset value of our Common Stock and the voting rights of nonparticipating stockholders and stockholders who do not fully participate in the Offering, and determined the dilutive effect will be mitigated because the Rights are transferable, which will afford stockholders who do not exercise all of their Rights the potential of receiving a cash payment upon sale of such Rights.  Further, nonparticipating stockholders will derive a benefit from the Offering if it enables us to invest additional amounts that earn a return that exceeds the dilution.  The Board also considered the effect that the issuance of the Shares would have on our net asset value and that even fully participating stockholders would experience dilution of net assets per Share, and determined that the long-terms benefit of the Offering outweighed any immediate post-offering dilution.  Additionally, the Board concluded that increasing our total assets would reduce fixed expenses per Share due to the spreading of fixed expenses over a larger asset base.

Consistent with the approval granted by our stockholders at our 2008 Annual Stockholders’ Meeting, the Board voted unanimously to authorize the Offering.  Gordon Roth, a Director who voted to authorize the Offering, is affiliated with EAM and, therefore, could benefit indirectly from the Offering.   RCP holds a 49% interest in EAM.  Gordon J. Roth, who has served on our Board since 2000, is the Chief Financial Officer of RCP and serves on the Board of Managers of EAM.  Because the advisory fee payable by us to EAM is based upon our net assets, to the extent to which the Offering increases our net assets, the fees paid to EAM will correspondingly increase.

There can be no assurances that we will realize any of the benefits or goals described above in connection with the Offering.  We have not previously made any rights offerings, and we may, in the future and at our discretion (but upon Shareholder approval as required under the 1940 Act), choose to make additional rights offerings or offerings of Shares below net asset value from time to time for a number of Shares and on terms which may or may not be similar to this Offering.

Terms of the Offering

We are issuing Rights to our Record Date Stockholders entitling them to subscribe for an aggregate of 821,541 Shares.  If all Rights are exercised, the total number of Shares issued and outstanding will increase by approximately 33%.  Record Date Stockholders, where the context requires, include beneficial owners whose Shares are held of record by Cede & Co. (“Cede”), nominee for The Depository Trust Company (“DTC”), or by any other depository or nominee (collectively, “Nominees”).  In the case of Shares held of record by Cede or any other Nominee, beneficial owners for whom Cede or any other Nominee is the holder of record will be deemed to be the holders of the Rights that are issued to Cede or such other Nominee on their behalf.  Each Record Date Stockholder will receive one Right for each three Shares beneficially owned on the Record Date, and the Rights entitle Record Date Stockholders and holders of Rights acquired during the period from the commencement date of the Offering to the Expiration Date (the “Subscription Period”) to acquire one Share for each Right held.  No fractional Shares will be issued.  In addition, the Rights entitle each holder thereof to subscribe, pursuant to the Over-Subscription Privilege, for any Shares not acquired by exercise of Rights in the Primary Subscription.  Rights holders will have no right to rescind a purchase after the Subscription Agent has received the Subscription Certificate or Notice of Guaranteed Delivery.  All Rights may be exercised until the Expiration Date.  (Record Date Stockholders and Rights holders purchasing Shares are hereinafter referred to as “Exercising Rights Holders”).  No fractional Rights will be issued.

Shares not subscribed for in the Primary Subscription will be offered, by means of the Over-Subscription Privilege, to those Record Date Stockholders and Rights holders who have exercised all Rights held by them and who wish to acquire more than the number of Shares they are entitled to purchase pursuant to the exercise of their Rights.  Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, as more fully discussed below under “Over-Subscription Privilege.”  For purposes of determining the maximum number of Shares a stockholder may acquire pursuant to the Offering, beneficial owners of Shares whose Shares are held of record by a Nominee will be deemed to be the holders of the Rights that are issued to such Nominee on their behalf.

There is no minimum number of Rights which must be exercised in order for the Offering to close.

The number of Rights issued to a stockholder on the Record Date will be rounded up to the nearest number of Rights.  In the case of Shares of Common Stock held of record by a Nominee, the number of Rights issued to the Nominee will be adjusted to permit rounding up (to the nearest number of Rights) of the Rights to be received by beneficial owners for whom the Nominee is the holder of record only if the Nominee provides to us on or before the close of business on __, 2010 a written representation of the number of Rights required for such rounding.

Over-Subscription Privilege

Shares not subscribed for in the Primary Subscription (the “Excess Shares”) will be offered by means of the Over-Subscription Privilege to those Exercising Rights Holders who have exercised all exercisable Rights held by them and who wish to acquire more than the number of Shares for which the Rights held by them are exercisable.  Exercising Rights Holders should indicate on the Subscription Certificate, which they submit with respect to the exercise of the Rights held by them, how many Excess Shares they are willing to acquire pursuant to the Over-Subscription Privilege.  If sufficient Excess Shares remain, all over-subscription requests by Exercising Rights Holders will be honored in full.  If requests for Shares pursuant to the Over-Subscription Privilege exceed the Excess Shares available, the available Excess Shares will be allocated pro-rata among Exercising Rights Holders who oversubscribe, based on the number of Rights held by such Exercising Rights Holders.

RCP, an affiliate of EAM, intends to exercise the Over-Subscription Privilege.  RCP currently owns 3,250 shares of our Common Stock.  Although there is no written agreement in place, RCP has indicated its intent to subscribe for all remaining Excess Shares that may be available to it pursuant to the Over-Subscription Privilege.  To the extent that RCP does so, its exercise of the Over-Subscription Privilege will automatically increase its proportionate voting power and share of our assets.

WE WILL NOT OFFER OR SELL IN CONNECTION WITH THE OFFERING ANY SHARES THAT ARE NOT SUBSCRIBED FOR PURSUANT TO THE PRIMARY SUBSCRIPTION OR THE OVER-SUBSCRIPTION PRIVILEGE.

Subscription Price

The Subscription Price for each Share to be issued pursuant to the Offering will be the greater of $1.10 or 95% of the volume-weighted average of the last reported bid price per Share on the Nasdaq Capital Market on the Expiration Date and each of the four preceding business days.  Exercising Rights Holders will not know the actual Subscription Price at the time of exercise and will be required initially to pay for the Shares at the Estimated Subscription Price of $__ per Share based on the last reported bid price of our Common Stock on __. The actual Subscription Price may be more than the Estimated Subscription Price.

Our net asset value per share at the close of business on September 30, 2007, September 30, 2008 and September 30, 2009 were $4.67, $4.23 and $3.17, respectively.  Our unaudited net asset value per share at the close of business on for the quarter ended December 31, 2009 was $2.97, and the last reported bid price per share on the Nasdaq Capital Market  on March 31, 2010 was $0.75.

Expiration of the Offering

The Offering and the Rights will expire on the Expiration Date, unless extended by us.  We may make one or more extensions of the Offering, as discussed below.  Any extension of the Offering will be followed as promptly as practicable by announcement thereof.  Such announcement will be issued no later than 9:00 a.m., Eastern time, on the next business day following the previously scheduled Expiration Date.  Without limiting the manner in which we may choose to make such announcement, we will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as we deem appropriate.

Subscription Agent

The Subscription Agent will receive for its administrative, processing, invoicing, printing and other services fees and expenses estimated to be approximately $35,000.  Questions regarding the Subscription Forms should be directed to the Information Agent at 877-279-4305, (toll free) or 201-680-6579 (collect); stockholders may also consult their brokers or Nominees.  Completed Subscription Forms must be sent, together with proper payment of the Estimated Subscription Price for all Shares subscribed for in the Primary Subscription and the Over-Subscription Privilege, to the Subscription Agent by one of the methods described below.  Alternatively, Notices of Guaranteed Delivery may be sent by brokerage firms and custodian banks and trust companies exercising Rights on behalf of Exercising Rights Holders whose Shares are held by such institutions by facsimile to 201-680-4626 to be received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date.  Facsimiles should be confirmed by telephone at 201-680-4860.  We will accept only properly completed and executed Subscription Certificates actually received at any of the addresses listed below, prior to 5:00 p.m., Eastern time, on the Expiration Date or by the close of business on the third business day after the Expiration Date following timely receipt of a Notice of Guaranteed Delivery.

BY FIRST CLASS MAIL: Mellon Investor Services LLC Attn: Corporate Actions Dept. P.O. Box 3301 South Hackensack, NJ 07606	BY OVERNIGHT COURIER OR BY HAND: Mellon Investor Services LLC Attn: Corporate Actions Dept., 27th Floor 480 Washington Boulevard Jersey City, NJ 07310

DELIVERY TO AN ADDRESS OTHER THAN ONE OF THE ADDRESSES LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

Method for Exercising Rights

Rights are evidenced by Subscription Certificates that, except as described below under “Foreign Stockholders,” will be mailed promptly following the Record Date to Record Date Stockholders or, if a stockholder’s Shares are held by Cede or any other depository or Nominee on their behalf, to Cede or such depository or Nominee.  Rights may be exercised by completing and signing the Subscription Certificate that accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full for the Shares to be purchased at the Estimated Subscription Price by the Expiration Date.  Rights may also be exercised by contacting your broker, bank or trust company which can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a Notice of Guaranteed Delivery by the close of business on the third business day after the Expiration Date.  A fee may be charged by the broker, bank or trust company for this service. Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date at one of the addresses set forth above (unless the guaranteed delivery procedures are complied with as described below under “Payment for Shares”).  Exercising Rights Holders will have no right to rescind their subscriptions after receipt of their payment for Shares by the Subscription Agent.

Stockholders Who are Record Owners

Stockholders who are record owners can choose between two options to exercise their Rights as described below under “Payment for Shares.”  If time is of the essence, option (2) under “Payment for Shares” below will permit delivery of the Subscription Certificate and payment after the Expiration Date, provided that a Notice of Guaranteed Delivery from a financial institution meeting certain requirements has been received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date, as described below.

Stockholders Whose Shares are Held by a Nominee

Stockholders whose Shares are held by a Nominee, such as a bank, broker or trustee, must contact that Nominee to exercise their Rights.  In such case, the Nominee will complete the Subscription Certificate on behalf of the stockholder and arrange for proper payment by one of the methods described below under “Payment for Shares.”

Nominees

Nominees who hold Shares for the account of others should notify the beneficial owners of such Shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the Nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment as described below under “Payment for Shares.”

Payment for Shares

Stockholders who wish to acquire Shares pursuant to the Offering may choose between the following methods of payment:

1.
An Exercising Rights Holder may send the Subscription Certificate together with payment (based on Estimated Subscription Price) for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent.  A subscription will be accepted when payment, together with a properly  completed  and executed  Subscription Certificate, is received by the Subscription Agent’s office at one of the addresses set forth above no later than 5:00 p.m., Eastern time, on the Expiration Date.  The Subscription Agent will deposit all checks and money orders received by it for the purchase of Shares into a segregated interest-bearing account (the interest from which will accrue to the benefit of the Company) pending proration and distribution of Shares.  A PAYMENT PURSUANT TO THIS METHOD MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK OR BRANCH LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO MACC PRIVATE EQUITIES INC. AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.  EXERCISE BY THIS METHOD IS SUBJECT TO

ACTUAL COLLECTION OF CHECKS BY 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE.  BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, STOCKHOLDERS ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER’S CHECK OR MONEY ORDER.

2.
Alternatively, an Exercising Rights Holder may acquire Shares, and a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., Eastern time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile or otherwise FROM A FINANCIAL INSTITUTION THAT IS A MEMBER OF THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE STOCK EXCHANGE MEDALLION PROGRAM OR THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM guaranteeing delivery of (i) payment of the Estimated Subscription Price for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, (ii) payment in full of any additional amount required to be paid if the actual Subscription Price is in excess of the Estimated Subscription Price, and (iii) a properly completed and executed Subscription Certificate.  The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the Shares based on the Estimated Subscription Price is received by the Subscription Agent by the close of business on the third business day after the Expiration Date.

On a date within eight business days following the Expiration Date (the “Confirmation Date”), the Subscription Agent will send to each Exercising Rights Holder (or, if Shares are held by Cede or any other Nominee, to Cede or such other Nominee) (i) the number of Shares purchased pursuant to the Primary Subscription, (ii) any refund by us to such Exercising Rights Holder as a result of payment for Shares pursuant to the Over-Subscription Privilege which the Exercising Rights Holder is not acquiring or as an adjustment based on the actual Subscription Price as determined on the Expiration Date, and (iii) a notice showing the amount payable for the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege and any additional amount payable by such Exercising Rights Holder to us based on the actual Subscription Price as determined on the Expiration Date.  Any payment required from Exercising Rights Holders must be received by the Subscription Agent within seven business days after the Confirmation Date.  All payments by an Exercising Rights Holder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to MACC PRIVATE EQUITIES INC.

WHICHEVER OF THE TWO METHODS DESCRIBED ABOVE IS USED, ISSUANCE OF THE SHARES PURCHASED IS SUBJECT TO COLLECTION OF CHECKS AND ACTUAL PAYMENT.  IF A HOLDER OF RIGHTS WHO SUBSCRIBES FOR SHARES PURSUANT TO THE PRIMARY SUBSCRIPTION OR OVER-SUBSCRIPTION PRIVILEGE DOES NOT MAKE PAYMENT OF ANY AMOUNTS DUE BY THE TENTH BUSINESS DAY AFTER THE CONFIRMATION DATE, WE RESERVE THE RIGHT TO TAKE ANY OR ALL OF THE FOLLOWING ACTIONS: (i) FIND OTHER EXERCISING RIGHTS HOLDERS TO PURCHASE SUCH SUBSCRIBED AND UNPAID SHARES; (ii) APPLY ANY PAYMENT ACTUALLY RECEIVED BY IT TOWARD THE PURCHASE OF THE GREATEST WHOLE NUMBER OF SHARES WHICH COULD BE ACQUIRED BY SUCH HOLDER UPON EXERCISE OF THE PRIMARY SUBSCRIPTION AND/OR OVER-SUBSCRIPTION PRIVILEGE; AND/OR (iii) EXERCISE ANY AND ALL OTHER RIGHTS OR REMEDIES TO WHICH IT MAY BE ENTITLED INCLUDING, WITHOUT LIMITATION, THE RIGHT TO SET OFF AGAINST PAYMENTS ACTUALLY RECEIVED BY IT WITH RESPECT TO SUCH SUBSCRIBED SHARES.

THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE COMPANY WILL BE AT THE ELECTION AND RISK OF THE EXERCISING RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE.  BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER’S CHECK OR MONEY ORDER.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by us, whose determinations will be final and binding.  We in our sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right.  Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Subscription Agent determines in its sole discretion.

The Subscription Agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

EXERCISING RIGHTS HOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT, EXCEPT AS PROVIDED BELOW UNDER “NOTICE OF NET ASSET VALUE DECLINE.”

Sale of Rights

The Rights are transferable until the Expiration Date.  The Rights will be listed for trading on the Nasdaq Capital Market under the symbol “MACR.”  We will use our best efforts to ensure that an adequate trading market for the Rights will exist, although no assurance can be given that a market for the Rights will develop.  It is anticipated that the Rights will trade on the Nasdaq Capital Market on a when-issued basis commencing on or about __, 2010 until approximately __, 2010 and on a regular way basis thereafter until and including __, 2010, the last business day prior to the Expiration Date.

Sales Through Subscription Agent

Record Date Stockholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights.  Subscription Certificates representing the Rights to be sold must be received by the Subscription Agent on or before __, 2010 (or if the Offering is extended, by two business days prior to the Expiration Date).  Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will use its best efforts to complete the sale and will remit the proceeds of sale, net of commissions, to the selling Record Date Stockholder.  Any commissions on sales of Rights will be paid by the selling Record Date Stockholder.  If the Rights can be sold, sales of such Rights will be deemed to have been effected at the volume-weighted average price received by the Subscription Agent on the day such Rights are sold.  The Subscription Agent will also attempt to sell all Rights which remain unclaimed as a result of Subscription Certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth business day prior to the Expiration Date.  Such sales will be made, net of commissions, on behalf of the nonclaiming Record Date Stockholders.  The Subscription Agent will hold the proceeds from those sales for the benefit of such nonclaiming Record Date Stockholders, until such proceeds are either claimed or escheated.  There can be no assurance that the Subscription Agent will be able to complete the sale of any such Rights, and neither we nor the Subscription Agent has guaranteed any minimum sales price for the Rights.

Other Transfers

The Rights will be evidenced by a Subscription Certificate and may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions.  A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new Subscription Certificate to the transferee evidencing such transferred Rights.  In such event, a new Subscription Certificate evidencing the balance of the Rights, if any, will be issued to the holder thereof or, if the holder thereof so instructs, to an additional transferee.  The signature on the Subscription Certificate must correspond with the name as written upon the face of the Subscription Certificate in every particular, without alteration or enlargement, or any change whatsoever.  A signature guarantee must be provided by an “Eligible Guarantor Institution” as defined in Rule 17Ad-15 under the Exchange Act, subject to the standards and procedures adopted by us.

Record Date Stockholders wishing to transfer all or a portion of their Rights should allow at least five business days for (i) the transfer instructions to be received and processed by the Subscription Agent; (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any; and (iii) the Rights evidenced by such new Subscription Certificate to be exercised or sold by the recipients thereof.  Neither we nor the Subscription Agent shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

Except for the fees charged by the Subscription Agent (which will be paid by us), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of such commissions, fees or expenses will be paid by us or the Subscription Agent.

We anticipate that the Rights will be eligible for transfer or exercise through the DTC PSOP function and that the exercise of the Primary Subscription and the Over-Subscription Privilege may be effected through the same facility (Rights exercised through DTC are referred to as “DTC Exercised Rights”).  Holders of DTC Exercised Rights may exercise the Over-Subscription Privilege in respect of such DTC Exercised Rights by delivering their instructions to the Subscription Agent via the PSOP function, at or prior to 5:00 p.m., Eastern time, on the Expiration Date, with payment of the Estimated Subscription Price for the number of Shares for which the Over-Subscription Privilege is to be exercised.

Delivery of Share Certificates

Except as described herein, certificates representing Shares acquired in the Primary Subscription and Shares acquired pursuant to the Over-Subscription Privilege will be mailed promptly after the Expiration Date once full payment for such Shares has been received and cleared.  Stockholders whose Shares are held of record by Cede or by any other Nominee on their behalf or their broker-dealer’s behalf will have any Shares acquired in the Primary Subscription credited to the account of Cede or such other Nominee.  Shares acquired pursuant to the Over-Subscription Privilege will be certificated and certificates representing such Shares will be sent directly to Cede or such other Nominee. Stock certificates will not be issued for Shares credited to plan accounts.

Foreign Stockholders

SUBSCRIPTION CERTIFICATES WILL NOT BE MAILED TO RECORD DATE STOCKHOLDERS WHOSE RECORD ADDRESSES ARE OUTSIDE THE UNITED STATES (the term “United States” includes the states, the District of Columbia, and the territories and possessions of the United States) (“Foreign Record Date Stockholders”). Each Foreign Record Date Stockholder will be sent written notice of the Offering, provided that such provision of notice is consistent with the laws of the jurisdiction to which such notice is to be sent. The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Stockholders’ accounts until instructions are received to exercise or sell the Rights. If no instructions have been received by 5:00 p.m., Eastern time, on __, 2010, which is three business days prior to the Expiration Date, the Rights of those Foreign Record Date Stockholders will be transferred by the Subscription Agent, who will either purchase the Rights or use its best efforts to sell the Rights. The net proceeds, if any, from the sale of those Rights by the Subscription Agent will be remitted to Foreign Record Date Stockholders.

Federal Income Tax Consequences of the Offering

The U.S. federal income tax consequences to holders of Shares with respect to the Offering include as follows:

•
The distribution of Rights to Record Date Stockholders will not result in taxable income to them, nor will they realize taxable income as a result of the exercise of the Rights. No loss will be realized if Rights expire without being exercised.

•
The basis of a Right to a Record Date Stockholder who exercises or sells the Right is expected to be zero, since the Right’s fair market value on the distribution date is expected to be less than 15% of the fair market value on that date of the Shares with regard to which it is issued (unless the holder elects with respect to all Rights received, by filing a statement with his or her timely filed federal income tax return for the year in which the Rights are received, to allocate the basis of the Share between the Right and the Share based on their respective fair market values on that date). The basis of a Right to a Record Date Stockholder who allows the Right to expire will be zero, and the basis to anyone who purchases a Right in the market will be its purchase price.

•
An Exercising Rights Holder’s basis for determining gain or loss on the sale of a Share acquired on the exercise of Rights will be equal to the sum of the Record Date Stockholder’s basis in the Rights, if any, plus the Subscription Price per Share. An Exercising Rights Holder’s gain or loss recognized on the sale or exchange of such a Share will be capital gain or loss if the Share was then held as a capital asset and will be long-term capital gain or loss if the Share was held for more than one year.

We are required to withhold and remit to the U.S. Treasury 28% of reportable payments paid on an account if its holder provides us with either an incorrect taxpayer identification number or no number at all or fails to certify that he or she is not subject to such withholding.

The foregoing is only a general summary of the material U.S. federal income tax consequences of the Offering under the Internal Revenue Code of 1986 (the “Code”), and Treasury regulations presently in effect that are generally applicable to (i) Record Date Stockholders that are “United States persons” within the meaning of the Code, and (ii) any other Record Date Stockholder that would be subject to U.S. federal income tax on the sale or exchange of the Shares acquired on exercise of the Rights, and does not cover foreign, state or local taxes. The Code and those regulations are subject to change by legislative or administrative action, which may be retroactive.  Record Date Stockholders and Exercising Rights Holders should consult their tax advisers regarding specific questions as to federal, state, local or foreign taxes.  See “Certain U.S. Federal Income Tax Considerations” below.

Notice of Net Asset Value Decline

We have undertaken to suspend the Offering until we amend this Prospectus if, subsequent to the effective date of the Registration Statement, our net asset value declines more than 10% from its net asset value as of that date. In such event, the

Expiration Date would be extended, and we would notify Exercising Rights Holders of any such decline and thereby permit them to cancel their exercise of Rights.

Employee Plan Considerations

Stockholders that are on tax-deferral arrangements, such as plans qualified under Code section 401(a) (including corporate savings plans, 401(k) plans, and Keogh plans of self-employed individuals), individual retirement accounts under Code section 408(a) (“IRAs”), Roth IRAs under Code section 408A, and custodial accounts under Code section 403(b) (collectively, “Retirement Plans”), should be aware that additional contributions of cash to a Retirement Plan (other than permitted rollover contributions or trustee-to-trustee transfers from another Retirement Plan) in order to exercise Rights, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions or the Retirement Plan’s loss of its tax-favored status. Furthermore, the sale or transfer of Rights may be treated as a distribution or result in other adverse tax consequences. In the case of Retirement Plans qualified under Code section 401(a) and certain other Retirement Plans, additional cash contributions could cause the maximum contribution limitations of Code section 415 or other qualification rules to be violated.

Retirement Plans and other tax-exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income (“UBTI”) under Code section 511. If any portion of an IRA or a Roth IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA or Roth IRA owner, which may result in current income taxation and penalty taxes.

The Employee Retirement Income Security Act of 1974, as amended (“ERISA”), contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may apply to the exercise of Rights by Retirement Plans. Retirement Plans that are not subject to ERISA (such as governmental plans) may be subject to state law restrictions that could affect the decision to exercise or transfer Rights. Due to the complexity of these rules and the penalties for noncompliance, stockholders that are on Retirement Plans should consult with their counsel and other advisers regarding the consequences of their exercise of Rights under ERISA, the Code, and, where applicable, state law.

FEES AND EXPENSES
The following table is intended to assist you in understanding the various costs and expenses that an investor in our Common Stock will bear directly or indirectly.  We caution you that the percentages in the table below indicating annual expenses are estimates and may vary.

Stockholder transaction expenses (as a percentage of the Estimated Subscription Price):

Sales load	0.00%
Offering expenses	5.5%(1)
Total stockholder transaction expenses paid	5.5%(1)

Annual expenses following this Offering (as a percentage of net assets attributable to Common Stock)(2):
Management fees payable under Advisory Agreement	3.05%(3)
Incentive fees payable under Advisory Agreement	1.55%(4)
Other expenses	6.92%(5)
Interest payments on borrowed funds	3.30%(6)
Total annual expenses	14.82%
__________
(1)
The percentage reflects the aggregate expenses of the offering, which include Subscription Agent fees, printing and professional fees, and are estimated to be $90,000.  The estimated offering expenses also consist of, among other things, professional and printing expenses.

(2)
All annual expense estimates in the table are based upon (i) our net asset value of $2.97 per share (unaudited) at December 31, 2009, plus (ii) our issuance of 821,541 shares of Common Stock in this Offering yielding us estimated net proceeds of $813,695.  The annual expense estimates in the table also assume that all of our assets are invested in portfolio companies in accordance with our investment objective.

(3)
Pursuant to the Advisory Agreement, we pay EAM a management fee (the “Management Fee”) equal to 2.0% of the Assets Under Management attributable to each of (i) the Existing Portfolio and (ii) the New Portfolio.  For purposes of calculating the Management Fee, “Assets Under Management” means the total value of our assets managed by EAM under the Advisory Agreement, including any indebtedness, less any cash balances and cash equivalent investments that are not invested in debt or equity securities of portfolio companies in accordance with our investment objective, calculated as of the end of each month during the term of the Advisory Agreement.  Under the Subadvisory Agreement, EAM pays InvestAmerica a management fee based on a portion of the Management Fee paid to EAM by us under the Advisory Agreement attributable to the Existing Portfolio.  The Subadvisory Agreement does not result in any additional expense to us beyond the expenses associated with the Advisory Agreement.  EAM will pay InvestAmerica a management fee equal to 50% of the Management Fee received by EAM under the Advisory Agreement attributable to the Existing Portfolio.  To the extent that any of our assets are not invested in accordance with our investment objective, our annual management fees payable to the Adviser as a percentage of our net assets attributable to our Common Stock would be lower.

(4)
Pursuant to the Advisory Agreement, we pay EAM an incentive fee (the “Incentive Fee”) equal to 20% of the Net Capital Gains, before taxes, attributable to the New Portfolio (which would include any follow-on investments made to the Existing Portfolio) and 13.4% of the Net Capital Gains, before taxes, attributable to the Existing Portfolio.  “Net Capital Gains,” as defined in the Advisory Agreement, are calculated as realized capital gains minus the sum of capital losses, less any unrealized depreciation recorded during the year.  Capital losses and realized capital gains are not cumulative under the Incentive Fee computation.  Payments for Incentive Fees resulting from noncash net capital gains (such as when stock consideration is received) are deferred until such consideration is actually converted to cash at a net capital gain.  Under the Subadvisory Agreement, EAM pays InvestAmerica an incentive fee equal to 100% the Incentive Fee paid to EAM by us under the Advisory Agreement attributable to the Existing Portfolio.

(5)
“Other expenses” include our estimated overhead expenses, including payments to our transfer agent, our administrative agent and legal and accounting expenses.  The holders of our Common Stock indirectly bear the cost associated with such other expenses.

(6)
As of December 31, 2009, we had an outstanding principal amount of $4,494,625 owing on a term loan (the “Term Loan”) with Cedar Rapids Bank & Trust Company (CRB&T).  The Term Loan had a stated maturity date of March 31, 2010 however the maturity date has been extended to January 10, 2011 (the “Extension”).  The Term Loan amendment to reflect the extension was entered into on April 12, 2010, effective as of March 31, 2010.  The Extension features the current interest rate, WSJ Prime + 2.00%, subject to a 6% floor, and will require us to (i) pay a $1,000 renewal fee to CRB&T, (ii) complete this Offering, (iii) deposit $100,000 of proceeds from this Offering into a CRB&T account, and (iv) maintain a $500,000 minimum liquidity level (including cash and 75% of liquid securities owned by MACC).  Other terms and conditions contained in the Term Loan will continue to apply.  In addition, under a revolving loan with CRB&T, we are permitted to borrow up to $500,000 (the “Revolving Loan”) for working capital purposes, including making follow-on investments in the Existing Portfolio.  Presently, no funds have been drawn on the Revolving Loan, and we do not anticipate drawing funds under the Revolving Loan in the next 12 months.  Though we presently do not have any definitive plans to do so, we may utilize borrowed funds to make investments, including before we have fully invested the proceeds of this Offering, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, and if (i) the market for debt financing presents attractively-priced debt financing opportunities, and (ii) our Board determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders.  We do not intend to offer any preferred stock in the next 12 months.  The table above assumes we do not borrow any additional funds for investment purposes.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Common Stock.  The example and the expenses in the tables below should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown.  The amounts are based upon assumed offering expenses of 5% and our payment of annual operating expenses at the levels set forth in the table above, except as indicated below.

You would pay the following expenses on a $1,000 investment, assuming	1 Year	3 Years	5 Years	10 Years
a 5% annual return	$190.80	$450.74	$684.60	$1,174.09

While the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%.  The example and fee table should not be considered as a representation of past or future expenses or annual rates of return, which may be more or less than those assumed for purposes of the example and fee table.  The percentage for “Other Expenses” set forth on the fee table is based on estimated amounts for the current fiscal year.

SELECTED FINANCIAL DATA

The selected financial data presented below for, and as of the end of, each of the years in the five-year period ended September 30, 2009, are derived from the financial statements of MACC Private Equities Inc., which financial statements have been audited by KPMG LLP, an independent registered public accounting firm. The financial statements as of September, 2009 and 2008, and for each of the years in the three-year period ended September 30, 2009, and the report thereon, are included elsewhere in this registration statement.  The selected financial data should be read in conjunction with the financial statements for the year ended September 30, 2009, the related notes, and the independent registered public accounting firm's report which contains an explanatory paragraph that states that the Company does not have sufficient cash on hand to meet current obligations, which raise substantial doubt about the Company’s ability to continue as a going concern, appearing elsewhere in this registration statement. The financial statements and the selected data do not include any adjustments that might result from the outcome of that uncertainty.  The selected financial data presented below for the three-month periods ended December 31, 2009 and 2008, and as of December 31, 2009, are derived from the unaudited financial statements of the Company included elsewhere in this registration statement.  This information should be read in conjunction with our financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

	Three Months Ended December 31, (Unaudited)		Fiscal Years Ended September 30,

	2009	2008	2009	2008	2007	2006	2005
Net realized (loss) gain on investments, net of tax	$--	$--	$(2,444,130)	$687,269	$1,351,456	$3,645	$3,672,664
Net change in unrealized appreciation / deprecation on investments and other assets	$(323,671)	$(269,100)	$395,347	$1,325,307	$(662,393)	$(879,234)	$771,576
Net change in net assets from operations	$(493,532)	$187,080	$(2,625,593)	$(1,085,829)	$(97,424)	$(2,046,741)	$2,588,338
Net change in net assets from operations per common share (1)	(0.20)	0.08	(1.06)	(0.44)	(0.04)	(0.83)	1.05
Total assets	$11,909,903	$15,502,256	$12,516,519	$15,313,877	$18,008,787	$22,830,055	$31,336,214
Total long term debt	$4,494,625	$4,202,084	$4,618,659	$4,750,405	$6,108,373	$10,790,000	$16,790,000
(1)	Computed using 2,464,621 shares outstanding as of December 31, 2009.

We have presented the following disclosures pertaining to common stockholders, as required by the AICPA Audit and Accounting Guide for Investment Companies, for the years 2005-2009 ended September 30 and for the three months ended December 31, 2008 and December 31, 2009:
	Three Months Ended December 31, (Unaudited)		Fiscal Years Ended September 30,
Per Share Operating Performance (For a share of capital stock outstanding throughout the period):
	2009	2008	2009	2008	2007	2006	2005
Net asset value, beginning of period	$3.17	$4.23	$4.23	$4.67	$4.71	$5.54	$4.61
Income from investment operations:
Investment expense, net	(0.07)	(0.03)	(0.23)	(0.18)	(0.32)	(0.48)	(0.75)
Net realized and unrealized (loss) gain on investment transactions	(0.13)	(0.11)	(0.83)	(0.26)	0.28	(0.35)	1.80
Conversion of note payable and accrued interest to shares of common stock	--	--	--	--	--	--	(0.12)
Total from investment operations	(0.20)	(0.08)	(1.06)	(0.44)	(0.04)	(0.83)	0.93
Net asset value, end of period	$2.97	$4.31	$3.17	$4.23	$4.67	$4.71	$5.54
Closing bid price	$0.55	$0.52	$0.80	$1.36	$2.45	$1.78	$2.57
Total return (1)
Net asset value basis (1) (2)(3)	(6.32)%	1.79%	(25.16)%	(9.42)%	(0.84)%	(14.98)%	27.26%
Market price basis	(31.25)%	(62.82)%	(41.18)%	(44.49)%	37.64%	(30.74)%	(25.51)%
Net asset value, end of period (in thousands)	$7,316	$10,622	$7,809	$10,435	$11,521	$11,618	$13,665

Ratio to average net assets (4):
Investment (expense) income, net (1) (2) (3)	(2.20)%	(0.79)%	(6.09)%	(4.12)%	(6.71)%	(8.53)%	(15.81)%
Operating and income tax expense (1) (2)(3)	3.41%	2.82%	12.29%	12.92%	15.22%	18.46%	37.86%
(1)
Total return, which reflects the annual change in net assets, was calculated using the change in net assets between the beginning and end of the year.  An individual common stockholder’s return may vary from these returns.

(2)
MorAmerica’s investment adviser agreed to a waive management fees during March and April 2005.  Due to the agreement, the investment adviser voluntarily waived $103,867 as of September 30, 2005.  Excluding the effects of the waiver as of September 30, 2005, total return on a net assets value basis would be 26.29%; the investment (expense) income, net ratio would be (16.80)%;  and the operating and income expense ratio would be 38.96%.  Amounts waived by the adviser have not, and will not be recouped by the adviser.

(3)
EAM agreed to reduce its management fees beginning April 2009.  This action resulted in EAM voluntarily waiving $60,754 of management fees as of September 30, 2009.  Excluding the effects of the waiver as of September 30, 2009, total return on a net assets value basis would be (25.74)%; the investment (expense) income, net ratio would be (6.65)%; and the operating and income expense ratio would be 12.93%.  Amounts waived by the adviser have not, and will not be recouped by EAM.

(4)	The ratios of investment (expense) income, net to average net assets, of operating and income tax expenses to average net assets and total return are calculated for common stockholders as a class.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this Prospectus. In addition to historical information, the following discussion and other parts of this Prospectus contain forward-looking information that involves risks, uncertainties and management’s estimates and judgments. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Forward-Looking Statements” above, “Risk Factors” below, and elsewhere in this Prospectus.

Overview

With respect to the New Portfolio, we will seek capital appreciation by making direct equity investments in small public companies that are eligible for BDC investment.  These investments will be in small- and micro-cap growth companies benefiting from positive fundamental change.  These investments will primarily be in the form of Pipes and registered direct offerings.  We also intend to invest in small- and micro-cap growth companies that are listed and will be purchased on the national exchanges.  We seek to liquidate and maximize the value of the Existing Portfolio.  We have elected to be regulated as a BDC under the 1940 Act, and as such, are subject to numerous regulations and restrictions, as discussed elsewhere in this Prospectus.

Results of Operations

Our investment income includes income from interest, dividends and fees.  Investment expense, net represents total investment income minus net operating expenses.  The main objective of Existing Portfolio company investments is to achieve capital appreciation and realized gains in the Existing Portfolio.  These gains and losses are not included in investment expense, net.

	For the fiscal year ended September 30,

	2009	2008	2007
Total investment income	$586,989	$955,563	$996,627
Total operating expenses	(1,163,799)	(1,403,354)	(1,853,607)
Income tax benefit	--	--	70,493
Investment expense, net	(576,810)	(447,791)	(786,487)
Net realized (loss) gain on investments	(2,444,130)	687,269	1,351,456
Net change in unrealized depreciation / appreciation on investments	395,347	(1,294,629)	(662,393)
Realized loss on other assets	--	(30,678)	--
Net (loss) gain on investments and other assets	(2,048,783)	(638,038)	689,063
Net change in net assets from operations	$(2,625,593)	$(1,085,829)	$(97,424)
Net asset value:
Beginning of period	$4.23	$4.67	$4.71
End of period	$3.17	$4.23	$4.67

Total Investment Income

During our fiscal year ended September 30, 2009 (“Fiscal 2009”), total investment income was $586,989, a decrease of 39% from our fiscal year ended September 30, 2008 (“Fiscal 2008”) total investment income of $955,563.  The decrease during Fiscal 2009 was the net result of a decrease in interest income of $209,156, or 35%, and a decrease in dividend income of $167,065, or 47%.  We attribute the decrease in interest income primarily to the repayments of principal on debt portfolio securities and on two debt portfolio securities which were placed on non-accrual of interest status during Fiscal 2009.  Dividend income for Fiscal 2009 represented dividends received on three existing portfolio companies, two of which were distributions from limited liability companies, as compared to dividends received on four portfolio companies, two of which were distributions from limited liability companies, during Fiscal 2008.  The timing and amount of dividend income is difficult to predict.

During Fiscal 2008, our total investment income was $955,563, a decrease of 4% from our fiscal year ended September 30, 2007 (“Fiscal 2007”) total investment income of $996,627.  The decrease during our Fiscal 2008 was the net result of a decrease in interest income of $267,021, or 31%, and an increase in dividend income of $225,951, or 175%.  We attribute the decrease in interest income primarily to the repayments of principal on debt portfolio securities.  Dividend income for Fiscal 2008 represented dividends received on three existing portfolio companies and one previously held portfolio company, two of which were distributions from limited liability companies, as compared to dividends received on three portfolio companies, two of which were distributions from limited liability companies, during our Fiscal 2007.  Dividend income increased in Fiscal 2008 because the distributions from limited liability companies during Fiscal 2008 were larger than the distributions in Fiscal 2007 and the receipt of dividends in two other portfolio companies were larger than in Fiscal 2007.

Net Operating Expenses

Our net operating expenses decreased by 17% in our Fiscal 2009 to $1,163,799 from $1,403,354 in Fiscal 2008.  The relative decrease in net operating expenses was the net result of decreases of $104,381, or 26%, in interest expense, $58,653, or 21%, in management fees, $69,401, or 18%, in professional fees, and $7,120, or 2%, in other operating expenses.   Interest expense decreased due to a combination of the decrease in the interest rate and the principal balance of the Term Loan in Fiscal 2009 as compared to Fiscal 2008.  Management fees decreased due to EAM voluntarily waiving its management fee of 1% of net assets, effective in May, for an indefinite period.  The remaining 1% of the management fee continues to be paid to our Subadviser.  Professional fees decreased primarily due to the absence of legal expenses in Fiscal 2009 compared to Fiscal 2008 where the costs related to changes in our investment advisory structure, the Merger and exploration of capital raising options.

Our net operating expenses decreased by 24% in our Fiscal 2008 to $1,403,354 from $1,853,607 in Fiscal 2007.  The relative decrease in net operating expenses was the net result of decreases of $390,866, or 49%, in interest expense, $49,168, or 15%, in management fees, $143,732, or 100%, in incentive fees, and increases of $9,923, or 3%, in other expenses and $123,590, or 45%, in professional fees.   Interest expense decreased due to a decrease in long term debt and a lower rate of interest on the debt in Fiscal 2008 as compared to Fiscal 2007.  Management fees decreased due to a decrease in capital under management, which was partially offset by the increase in the management fee percentage from 1.5% to 2.0% under the Advisory Agreement.  Professional fees increased in Fiscal 2008 compared to Fiscal 2007 primarily due to the legal expenses incurred from the change our investment adviser, the Merger, and the exploration of capital raising options.

Investment Expense, Net

We had investment expense, net in Fiscal 2009 of $576,810, an increase of 29% from investment expense, net of $447,791 in Fiscal 2008.  The increase in investment expense, net was the result of the decrease in investment income and net operating expenses described above and the decrease of interest expense to $303,794 in Fiscal 2009 from $408,175 in Fiscal 2008.

We had investment expense, net in Fiscal 2008 of $447,791, a decrease of 43% from investment expense, net of $786,487 in Fiscal 2007.  The decrease in investment expense, net was primarily the result of the decrease in operating expenses in Fiscal 2007 as a result of decreased interest expense, management fees, and incentive fees.  The net decrease in operating expenses is more fully described above.

Net Realized Gain (Loss) on Investments

We recorded a net realized loss on investments in Fiscal 2009 of $2,444,130 as compared to a net realized gain of $687,269 in Fiscal 2008.  The Fiscal 2009 net realized loss was the net result of $245,179 of realized gains from the sale of two portfolio companies, a realized gain of $1,620 from final distributions on two portfolio companies sold in a previous fiscal year, a realized loss of $99,992 from the sale of one portfolio company, a realized loss of $1,923,610 on the write-off of two portfolio investments which had been previously written down to $1 through unrealized losses, and a realized loss of $667,327 on the partial write-off of one portfolio company.  Management does not attempt to maintain a comparable level of realized gains quarter to quarter but instead attempts to maximize total investment portfolio appreciation through realizing gains in the disposition of securities.  Under the Advisory Agreement, EAM is entitled to be paid the Incentive Fee, which is calculated as a percentage of the excess of our realized gains in a particular period, over the sum of net realized losses, unrealized depreciation, and operating losses during the same period.  As a result, the timing of realized gains, realized losses and unrealized depreciation can have an effect on the amount of the Incentive Fee payable to EAM under the Advisory Agreement.

We recorded a net realized gain on investments in Fiscal 2008 of $687,269, as compared to a net realized gain of $1,351,456 in Fiscal 2007.  The Fiscal 2008 net realized gain was a net result of $571,028 of a realized gain from the sale of one portfolio company, $104,120 from the sale of warrants in one portfolio company, $6,628 from final distributions on one portfolio company sold in Fiscal 2007, and the receipt of $5,493 of escrowed funds from two previously sold portfolio companies.

Changes in Unrealized Depreciation/Appreciation of Investments and Other Assets

We had unrealized depreciation of $2,543,635 at September 30, 2009, a change of $395,347 from the $2,938,982 of unrealized depreciation at September 30, 2008.  This, along with the net realized loss of $2,444,130, resulted in a net loss on investments for Fiscal 2009 of $2,048,783, as compared to a net loss on investments of $607,360 for Fiscal 2008.  The Fiscal 2009 change in unrealized depreciation/appreciation was the net effect of increases in fair value of three portfolio companies totaling $796,398, decreases in fair value of nine portfolio companies totaling $2,517,636, the reversal of appreciation of $200,000 in one portfolio investment from its sale resulting in a realized gain, the reversal of appreciation of $24,951 in one portfolio investment from its sale resulting in a realized loss, the reversal of $1,923,608 of depreciation from the write off of two portfolio investments resulting in a realized loss, and the reversal of $417,928 depreciation resulting from the partial write off of one portfolio investment resulting in a realized loss.

We had unrealized depreciation of $2,938,982 at September 30, 2008, a change of $1,294,629 from the $1,644,353 of unrealized depreciation at September 30, 2007.  This, along with the net realized gain of $687,269, resulted in a net loss on investments for Fiscal 2008 of $607,360, as compared to a net gain on investments of $689,063 for Fiscal 2007.  The Fiscal 2008 change in unrealized depreciation/appreciation was the net effect of increases in fair value of four portfolio companies totaling $1,018,289 and decreases in fair value of nine portfolio companies totaling $2,312,918.

Net change in unrealized depreciation/appreciation on investments represents the change for the period in the unrealized appreciation, net of unrealized depreciation on our total investment portfolio.  When we increase the fair value of a portfolio investment above its cost, the unrealized appreciation for the portfolio as a whole increases, and when we decrease the fair value of a portfolio investment below its cost, unrealized depreciation for the portfolio as a whole increases.  See accounting policy for determining fair value on investments below under “Determination of Net Asset Value.”  When we sell an appreciated portfolio investment for a gain, unrealized appreciation for the portfolio as a whole decreases as the gain is realized.  Similarly, when we sell or write off a depreciated portfolio investment for a loss, unrealized depreciation for the portfolio as a whole decreases as the loss is realized.

Net Change in Net Assets from Operations

As a result of the items described above, we experienced a decrease of $2,625,593 in net assets during Fiscal 2009, and the resulting net asset value per share was $3.17 at September 30, 2009, as compared to $4.23 at September 30, 2008 and $4.67 at September 30, 2007.  Management attributes these results to the write-down of portfolio assets and the operating loss incurred in Fiscal 2009.  Although we realized gains on two portfolio companies and had three portfolio investments increase in value during Fiscal 2009, nine portfolio companies required a write-down in valuation.  The current economic challenges and restrictive credit environment may pose significant challenges to the Existing Portfolio operating performance and the ability to exit Existing Portfolio positions.   Many factors such as the availability of credit, continued economic struggles, volatile commodity markets, all could have major impacts on the Existing Portfolio performance.

Financial Condition, Liquidity and Capital Resources

We rely upon several sources to fund our operating and investment activities, including our cash and money market accounts, and proceeds from the sale of portfolio assets, as further described below.

As of September 30, 2009, our cash and money market accounts totaled $173,521.  The Term Loan in the amount of $4,618,659, which is due and payable January 10, 2011.  We therefore continue to have an ongoing need to raise cash from portfolio sales and have extended the due date on the Term Loan, along with this Offering in order to meet current payment and operating requirements.

In addition to seeking additional cash through future sales of portfolio securities, we expect to raise funds under this Offering for operating purposes and our new strategy of investing in highly liquid public securities qualified for BDC investment. Further, we believe that future capital raises will be necessary and we are exploring those options. We expect the attractiveness of our new investment strategy, combined with the underlying value of our current portfolio, will make additional capital raises possible in the future.  Absent additional sources of financing, current working capital and cash will not be adequate for operations at their current levels. If this Offering and such efforts are not successful, we may need to liquidate our current investment portfolio, to the extent possible which could result in significant realized losses due to the current economic conditions.  These uncertainties raise substantial doubt about our ability to continue as a going concern.

We continue to seek additional cash through sales of portfolio equity and debt securities and from other financing arrangements.  Absent financing amendments to the Term Loan or additional sources of financing such as this Offering, current working capital and cash will not be adequate for operations at their current levels.  If such efforts are not successful, we may need to liquidate the Existing Portfolio, to the extent possible, which could result in significant realized losses due to the current economic conditions.  The following table shows our significant contractual obligations as of September 30, 2009, none of which extend beyond one year:

Contractual Obligations:	Payments due by period
	Total	Less than one Year

Term Loan	$4,618,659	$4,618,659
Incentive Fees Payable	$16,361	$16,361

As of December 31, 2009, our cash and money market accounts totaled $280,836.  Our Term Loan with CRB&T in the amount of $4,494,625 at December 31, 2009 that was scheduled to mature on March 31, 2010 has been extended with a new maturity date of January 10, 2011.  We continue to seek additional cash through future sales of portfolio equity and debt securities and from other financing arrangements.  The efforts to sell certain investments have taken longer than initially anticipated while performance of the underlying portfolio companies in certain cases has deteriorated.  The ability to liquidate positions had been adversely affected by credit conditions and the downturn in the financial markets and the global economy.  No assurance can be given that another financing arrangement or raise of additional funding in the near term will be successful.  If such efforts are not successful, we may need to liquidate its current investment portfolio, to the extent possible, which could result in significant realized losses due to the current economic conditions.  We continue to review our current investment portfolio and evaluate potential exit opportunities at the maximum return on initial investment.  These uncertainties raise substantial doubt about our ability to continue as a going concern.

 Although we believe we were able to refinance the Term Loan, our failure to maintain its terms or find alternative financing could pose significant financial risks to us given the relative illiquid nature of the Existing Portfolio.  In addition, we anticipate that our current cash and money market accounts will not be adequate enough to fund our cash flow short-fall from operation during our fiscal year ending September 30, 2010 (“Fiscal 2010”) if this Offering is not effected and we would need to liquidate portfolio assets to fund the operating cash short-fall.  Although management believes that with the Offering and our disposition of portfolio assets we will have sufficient funds for us to meet our Fiscal 2010 anticipated cash requirements, there can be no assurances that our cash flows from this Offering, any portfolio sales, operations or cash requirements will be as projected.

Portfolio Activity

Our primary business had been investing in and lending to businesses through investments in subordinated debt (generally with detachable equity warrants), preferred stock and common stock.  As noted above, we did not make any new investments in Fiscal 2009.  The total portfolio value of the Existing Portfolio was $11,775,272 and $14,501,851 at September 30, 2009 and September 30, 2008, respectively.  During Fiscal 2009, we invested $139,586 in two follow-on investments in an Existing Portfolio companies.  The $139,586 of investments were co-investments with other funds and another fund managed by InvestAmerica.  When we make any co-investment with related funds, we follow certain procedures consistent with orders of the SEC we have received for related party co-investments to mitigate conflict of interest issues.

Critical Accounting Policy and Determination of Net Asset Value

The preparation of financial statements in conformity with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and judgments that may impact the reported amounts of assets, liabilities, revenues, expenses and related disclosure of contingent assets and liabilities at the date of the financial statements,.  As part of our ongoing internal processes, we regularly evaluate our estimates and judgments associated with assets and liabilities valuation.  Adverse global economic conditions, illiquid credit markets, volatile equity, foreign currency fluctuations and declines in consumer spending have increased the uncertainty inherent in such estimates and assumptions. As future events and their effects cannot be determined with precision, particularly those related to the condition of the economy, actual results could differ significantly from these estimates.

Realization of the carrying value of investments is subject to future developments.  Investment transactions are recorded on the trade date and identified cost is used to determine realized gains and losses.  Under the provisions of authoritative guidance, the fair value of loans and investments in portfolio securities on February 15, 1995, our fresh-start date, is considered the cost basis for financial statement purposes.

The net asset value per share of our outstanding Common Stock is determined quarterly, as soon as practicable after and as of the end of each calendar quarter, by dividing the value of total assets minus total liabilities by the total number of shares outstanding at the date as of which the determination is made.

In calculating the value of total assets, investments in securities that are traded in the over-the-counter market or on a stock exchange are valued by taking the close price (or bid price in the case of over-the-counter equity securities) on the valuation date.  The Board of Directors generally use market quotations to assess the value of our investments for which market quotations are readily available.  We obtain these market values from an independent pricing service or at the bid prices, if available, obtained from at least two broker/dealers or by a principal market maker or a primary market dealer.  We did not have any publicly-traded equity securities as of September 30, 2009.

All other investments are valued at fair value as determined in good faith by the Board of Directors.  The Board of Directors has determined that all other investments will be valued initially at cost, but such valuation will be subject to quarterly adjustments and on such other interim periods as are justified by material portfolio company events if the Board of Directors determines in good faith that cost no longer represents fair value, pursuant to a valuation policy and consistently applied valuation process utilizing the input of our investment advisers and the Board of Directors.  The types of factors that may be considered in fair value pricing of these investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, earnings multiples of similar companies, comparison to more liquid securities, indices and other market related inputs, discounted cash flow and other relevant factors.  Because such valuations and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a readily available market for these investments existed and may differ materially from the amounts we realize on any disposition of such investments. Our net asset value could be adversely affected if our determinations regarding the fair value of these investments were materially higher than the values that we ultimately realize upon the disposal of such investments.  In addition, decreases in the market values or fair values of our investments are recorded as unrealized depreciation.  Continued declines in prices and liquidity in the debt markets could result in substantial unrealized/realized losses, which could have a material adverse impact on our business, financial condition and results of operations.

Volatility in the capital markets may adversely affect our valuations and our net asset value, even if we intend to hold respective investments to maturity.  Volatility or dislocation in the capital markets may depress our stock price below our net asset value per share and create a challenging environment in which to raise debt and equity capital.  As a BDC, we are generally not able to issue additional shares of our Common Stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors.  Additionally, our ability to incur indebtedness is limited under the 1940 Act such that our assets coverage must equal at least 200% of total indebtedness immediately after each time we incur indebtedness.  Shrinking portfolio values negatively impact our ability to borrow our ability to borrow additional funds under our Revolving Loan because our net asset value is reduced for purposes of the 200% asset leverage test.  If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios required by the 1940 Act, which could, in turn, cause us to lose our status as a BDC and materially impair our business operations.  A protracted disruption in the credit markets could also materially decrease demand for our investments.

The significant disruption in the capital markets has had and may continue to have a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments.  The debt capital that will be available to use, if at all, may be at a higher cost and on less favorable terms and conditions in the future.  A prolonged inability to raise capital will further delay any opportunity to execute the New Portfolio strategy, and/or could have a material adverse impact on our business, financial conditions or results of operations.  The current economic conditions generally and the disruptions in the capital markets in particular have decreased liquidity, where available. The longer these conditions persist, the greater the probability that these factors could  reduce our ability to effectively liquidate portfolio positions, increase our cost and significantly limit our access to debt and equity capital, and thus have an adverse effect on our operations and financial results. Many of our portfolio companies may also be susceptible to the economic downturn, which could affect the ability of one or more of our portfolio companies to repay our loans or engage in a liquidity event, such as a sale or recapitalization.  We had a negative net change in net assets from operations of $493,532 for the three months ended December 31, 2009 and generated net cash flow from operations of $231,349 to fund our operating activities and financing requirements for the three months ended December 31, 2009 and for ongoing operating expenses. Operating expenses have been funded primarily from the sale of portfolio companies, dividends, interest and other distributions from our portfolio companies and our bank financing.

A continued economic downturn could also disproportionately impact some of the industries in which we invest, causing us to be more vulnerable to further losses in our portfolio. Therefore, the number of our non-performing assets could increase and the fair market value of our portfolio decrease during these periods.  The economic downturn has affected the availability of credit generally and may prevent us from replacing or renewing our credit facility on reasonable terms, if at all.  If market instability persists or intensifies, we may continue to experience difficulty in raising capital.

Recent market conditions have also affected the trading price of our Common Stock and thus our ability to finance new investments through the issuance of equity.  The economic downturn may also continue to decrease the value of collateral securing the Term Loan, as well as the value of our equity investments.  Overall, the investments held in the portfolio as of the reporting date generally reflect a decrease in fair value and we may continue to see further decreases in the value of our portfolio in the event that the economic downturn continues and the general illiquidity of capital markets continues.

Quantitative and Qualitative Disclosure About Market Risk

We are subject to market risk from changes in market prices of publicly-traded equity securities held from time to time in our investment portfolio.  At September 30, 2009, we had no publicly-traded equity securities in our portfolio.  We are also subject to financial market risks from changes in market interest rates.  We currently have an outstanding Term Loan with a variable interest rate that is based on an independent index.  Therefore, general interest rate fluctuations may have a materially adverse effect on our investment expense.  We are also subject to financial market risk from the short term nature of the Term Loan in combination with current market conditions and the relatively illiquid nature of our Existing Portfolio.  The Term Loan is due January 10, 2011.  Given the currently challenging market environment as discussed above, we may have difficultly finding alternative sources of financing if the Offering is not effected.

Operational Risks

We generally rely on portfolio investment divestitures and liquidity events, as well as increases in fair value of portfolio investments, to provide for increases in net asset value in any period.  We typically rely on the sale of portfolio companies in negotiated transactions and on the initial public offering of portfolio company securities to provide for portfolio investment divestitures and liquidity events.  Accordingly, a general contraction in the markets for corporate acquisitions and/or initial public offerings could adversely affect our ability to realize capital gains, if any, from the sale of its Existing Portfolio company securities.  The SEC guidelines under which we operate permit our Board of Directors to determine increases in fair value of unliquidated Existing Portfolio investments based upon a number of factors, including subsequent financings provided to Existing Portfolio companies.  Accordingly, decreases in the supply of additional capital to our Existing Portfolio companies could adversely affect our ability to achieve increases, if any, in the fair value of our Existing Portfolio investments.

Interest Rate Risks

As of December 31, 2009, we had an outstanding principal amount of $4,494,625 owing on the Term Loan with CRB&T.  The Term Loan had a stated maturity date of March 31, 2010 however the maturity date has been extended to January 10, 2011.  Moreover, senior debt typically bears interest at a floating rate, whereas our investments generally do not.  Any increase in market interest rates may put significant economic pressure on those Existing Portfolio companies that have issued senior debt which bears interest at a floating rate.  Accordingly, our ability to achieve net operating income and generally to realize gains from our Existing Portfolio investments may be adversely affected by an increase in market interest rates

RISK FACTORS

An investment in our Common Stock should not constitute a complete investment program for any investor and involves a high degree of risk.  Due to the uncertainty in our investments, there can be no assurance that we will achieve our investment objective. You should carefully consider the risks described below before making an investment decision.  The risks set forth below are the principal risk factors associated with an investment in us, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure or trading markets similar to ours.

Risks Related to Our Operations

Our ability to continue as a going concern

As of December 31, 2009, our cash and money market accounts totaled $280,836, and our Term Loan, which is due January 10, 2011, had an outstanding balance of $4,494,625 at December 31, 2009.   We continue to seek additional cash through future sales of portfolio equity and debt securities and from other financing arrangements.  The efforts to sell certain investments have taken longer than initially anticipated while performance of the underlying portfolio companies in certain cases has deteriorated.  The ability to liquidate positions had been adversely affected by credit conditions and the downturn in the financial markets and the global economy.   No assurance can be given that another financing arrangement or raise of additional funding in the near term will be successful.  If such efforts are not successful, we may need to liquidate our current investment portfolio, to the extent possible, which could result in significant realized losses due to the current economic conditions.  We continue to review our current investment portfolio and evaluate potential exit opportunities at the maximum return on initial investment.  These uncertainties raise substantial doubt about our ability to continue as a going concern.

Our investments may be risky, and you could lose all or part of your investment.

We are designed for long-term investors.  Investors should not rely on the Company for their short-term financial needs.  The value of the higher risk securities in which we invest will be affected by general economic conditions; the securities market; the markets for public offerings and corporate acquisitions; specific industry conditions; and the management of the individual portfolio companies.  Additionally, we may not achieve our investment objectives.

The Nasdaq Stock Market may delist our securities, which could limit investors’ ability to trade in our securities and prevent the listing of the Rights.

On September 15, 2009, we received a notice (the “Notice”) from the staff of the Nasdaq Stock Market (“Nasdaq”) indicating that we were not in compliance with Nasdaq Listing Rule 5550(a)(2) (the “Rule”) because our Common Stock did not maintain a minimum bid price of $1.00 per share for the preceding 30 consecutive business days.  Since the bid price of our Common Stock has not closed at $1.00 per share or more for a minimum of ten consecutive business days, the Nasdaq staff provided us written notification on March 16, 2010 that we have not complied with the Rule, and accordingly our Common Stock is subject to delisting from the Nasdaq.  In accordance with Nasdaq rules, we filed an appeal of the delisting decision on March 23, 2010.  Such appeal suspends the delisting until Nasdaq’s hearing panel decides whether to grant us additional time to comply with the Rule.  We will conduct our appeal on April 28, 2010, where we intend to present a plan to regain compliance with the Rule.  The Nasdaq hearing panel will then determine whether to grant us additional time to comply with the Rule.  No assurances can be given that we will be able to satisfy the deficiency under the Rule and that our Common Stock will not be delisted.

In addition, the continued listing of our Common Stock is a condition to our ability to list the Rights on the Nasdaq.  Accordingly, if our Common Stock is delisted, then the Rights will not be listed on the Nasdaq.

No assurances can be given that we will be able to satisfy the above described deficiency and that our Common Stock will not be delisted.  If our Common Stock is delisted by Nasdaq, the trading market for our Common Stock would be adversely affected, as price quotations may not be as readily obtainable, which would likely have a material adverse effect on the market price of our Common Stock.

We are dependent upon our Advisers’ key personnel for our future success.

We depend on the diligence, expertise and business relationships of our Adviser and Subadviser.  The Adviser and Subadviser will evaluate, negotiate, structure, close and monitor our investments, subject to supervision by the Board.  The Advisory Agreement with EAM and the Subadvisory Agreement with InvestAmerica are short-term in nature and subject to cancellation on 60 days’ notice.  Our future success will depend on the continued service of certain key individuals of the Adviser and Subadviser.  The departure of one or more of these key individuals could have a material adverse effect on our ability to achieve our investment objectives and on the value of our Common Stock.  We will rely on certain employees of the Adviser and Subadviser, who may devote significant amounts of their time to their respective activities that are not related to us.  To the extent those employees of the Adviser and

Subadviser who are not committed exclusively to us are unable to, or do not, devote sufficient amounts of their time and energy to our affairs, our performance may suffer.

The Offering will provide a financial benefit to our Adviser.

Because the Management Fee payable to our Adviser under the Advisory Agreement is based on a percentage of our net assets, increasing our net assets through the Offering will increase the amount of the Management Fees paid to our Adviser.

The Incentive Fee payable to our Adviser may create conflicting incentives.

Our Adviser will receive an Incentive Fee based, in part, upon net realized capital gains on our investments.  As a result, our Adviser may have an incentive to pursue investments that are likely to result in capital gains as compared to income-producing securities.  Such a practice could result in our investing in more speculative or long term securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns or longer return cycles.

Under the Advisory Agreement, the Incentive Fee is calculated on a “period to period” basis, meaning that changes in the value of portfolio investments in subsequent periods do not retroactively affect Incentive Fee calculations from prior periods.  Further, the Advisory Agreement empowers EAM with the discretion to determine when we should dispose of portfolio investments.  This formula and authority granted EAM presents a conflict of interest in that it could prompt EAM to concentrate realized gains or losses in one performance measuring period in an effort to maximize that period’s gain (or another period’s loss), and therefore maximize the incentive fee payment for such period, when we would be able to achieve greater gains if they were realized in different periods.  In addition to duties imposed on EAM by the 1940 Act and other laws, under the terms of the Advisory Agreement, the Board of Directors has the responsibility to monitor the value of our portfolio consistent with our Valuation Procedures.  These responsibilities include the appropriateness of and the timing of recognizing unrealized depreciation, reversals of unrealized depreciation, and capital losses and gains, which serves to mitigate the inherent conflict associated with the Adviser’s interest in enhancing the amount of net capital gains with respect to the calculation of the incentive fee.

Potential significant conflicts of interest may impact our investment returns.

All of our officers also serve in similar capacities with EAM, which serves as an investment adviser to other accounts, and in the future may serve as investment adviser to other investment funds.  In that case, our officers may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders or that may require them to devote time to services for such other entities, which could interfere with the time available to provide services to us.  Nonetheless, EAM is of the opinion that any such efforts of its officers relative to the Company would be synergistic with and beneficial to the affairs of both us and EAM.  InvestAmerica and its affiliates also serve as investment advisers to other funds.  It is possible that, through the course of identifying and structuring potential investments, EAM may be presented with investment opportunities which could benefit certain investors in the portfolio company to the detriment of our stockholders.  For example, if we overvalue a portfolio company investment, our investment could benefit a portfolio company investor by providing capital to the company, and thus its investors, at below market rates.

      While EAM intends to allocate investment opportunities in a fair and equitable manner (i.e., pro-rata among its accounts) consistent with our investment objective and strategies, and in accordance with its written allocation procedures so that we will not be disadvantaged in relation to any other client, EAM’s services under the Advisory Agreement are not exclusive.  Both EAM and InvestAmerica are free to furnish the same or similar services to other entities, including businesses that may directly or indirectly compete with us, provided they notify us prior to agreeing to serve as investment adviser to another entity.  In addition, the private accounts managed by EAM and InvestAmerica may make investments similar to investments that we may pursue.  Accordingly, EAM and/or InvestAmerica may have obligations to other accounts, the fulfillment of which might not be in the best interests of us or our stockholders.

As a result of regulatory restrictions, we are not permitted to invest in any portfolio company in which the Adviser, the Subadviser or any of their respective affiliates currently has an investment.  However, under the terms of an exemptive order granted by the SEC, under certain specified circumstances, we may invest (and make follow on investments) in portfolio companies at the same time and on the same terms as InvestAmerica’s affiliates.  All such investments are reviewed by our independent directors to assure conformity to the exemptive order.

In the course of our investing activities, we pay Management and Incentive Fees to EAM and InvestAmerica.  As a result, holders of our Common Stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments in our portfolio companies.  Because of this arrangement, there may be times when the management teams of either EAM or InvestAmerica have interests which differ from those of our stockholders, giving rise to a conflict.  For example, if we borrow money or issue debt instruments and thereby increase our assets, which in turn increases the Management Fee payable to our Adviser, we simultaneously increase our expenses to service such debt and thereby reduce our stockholders’ return on their investment in us.  Further, the use of leverage increases the likelihood of gain (or loss) which amounts would be subject to the incentive fee we pay to our Adviser.  See “Investment Advisory Agreements, Certain Relationships and Related Transactions.”

As a BDC, we are subject to limitations on our ability to engage in certain transactions with affiliates.

As a result of our election to be regulated as a BDC, we are prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors or the SEC.  The 1940 Act defines “affiliates” broadly to include (i) any person that owns, directly or indirectly, 5% or more of our outstanding voting securities, (ii) any person of which we own 5% or more of their outstanding securities, (iii) any person who directly or indirectly controls us, (iv) our officers, directors and employees, and (v) our Adviser and Subadviser, among others, and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors.  The 1940 Act also prohibits “joint” transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors.  If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person, or entering into joint transactions with such person, absent the prior approval of the SEC.

If our investments are deemed not to be qualifying assets, we could lose our status as a BDC or be precluded from investing according to our current business plan.

As a result of our election to be regulated as a BDC, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets.  Generally, “qualifying assets” are (i) securities purchased in private offerings from (a) “eligible portfolio companies” or from affiliates of the eligible portfolio company, or (b) U.S.-organized companies which are not investment companies having a class of securities for which a broker may extend margin credit, if at the time of purchase, we own at least 50% of such company’s equity and debt securities, and we are one of the 20 largest holders of the company’s outstanding voting securities; (ii) securities of eligible portfolio companies which we control; (iii) securities purchased in private offerings from either a U.S.-organized company which is not an investment company with a class of securities for which a broker may extend margin credit or from an affiliate of such company, if the company is in reorganization, consummating a plan of reorganization or insolvent; (iv) securities purchased in private offerings from an eligible portfolio company if there is no market for such securities and if prior to such purchase we own at least 60% of the company’s outstanding equity securities; (v) securities received in exchange for or distributed on or with respect to the securities described in (i) – (iv) above or pursuant to the exercise of an option or warrant; (vi) cash, government securities or high quality debt securities having maturities of one year or less; and (vii) our office furniture, real estate or leases, deferred organizational and operating expenses and our other noninvestment assets required for our operations as a BDC.

“Eligible portfolio companies” are generally companies which are organized in the United States, are not investment companies, and which either: (i) do not have securities for which a broker may extend margin credit, (ii) are controlled by a BDC or a group including a BDC, (iii) are solvent and have assets under $4 million and capital and surplus of at least $2 million, or (iv) (A) do not have a class of securities listed on a national securities exchange, or (B) do have a class of securities listed on a national securities exchange, but have a market capitalization below $250,000,000.  See “Regulation—Qualifying Assets” below.

If, for example, we acquire debt or equity securities from an issuer that has outstanding marginable securities at the time we make such an investment, or if we acquire securities from an issuer which otherwise meets the definition of an eligible portfolio company but we purchase the securities in a public offering, these acquired assets cannot be treated as “qualifying assets.”  The failure of an investment to meet the definition of a qualifying asset could preclude us from otherwise taking advantage of an investment opportunity we find attractive.  In addition, our failure to meet the BDC qualifying asset requirements could result in the loss of BDC status, which would significantly and adversely affect our business plan by, among other things, requiring us to register as a closed-end investment company.

Our use of leverage may create conflicts of interest and we will be exposed to the risks associated with leverage.

In addition to the Term Loan and the Revolving Loan, we may borrow additional money to increase our ability to make investments, though we do not anticipate issuing preferred stock in the next twelve months.  Additional leverage may be difficult to obtain since we may not be able to continue to operate as a going concern.  Lenders from whom we may borrow money or holders of our debt (or preferred, if issued) securities will have fixed dollar claims on our assets that are superior to the claims of our stockholders, and we may grant a security interest in our assets to non-affiliated lenders in connection with our debt.  Current and potential lenders will not, however, hold any veto or other power to change any of our policies.  In the case of a liquidation event, those lenders or note holders (in addition to holders of preferred stock if we issued such stock) would receive proceeds before our stockholders.  If we incur additional debt, the costs associated with such leverage, including commitment fees and interest (in the case of debt) or issuance and dividend costs (in the case of preferred stock), would be borne entirely by holders of our Common Stock.

Debt, also known as leverage, magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our securities.  The increased potential of gain through the use of leverage also creates a conflict of interest in that it can encourage our Adviser to increase our assets through leverage in an effort to earn Management or Incentive Fees under the Advisory Agreement, while our common stockholders would incur the costs of utilizing such leverage and bear the risks associated with the debt.  Even though the Company, and therefore its common stockholders, would bear the risks and expenses of leverage, the Advisers’ Incentive Fees will not be directly reduced by any interest expense associated with such leverage.

Leverage is generally considered a speculative investment technique.  If the value of our assets increases, then leveraging would cause the net asset value attributable to our Common Stock to increase more than it otherwise would have had we not leveraged.  Conversely, if the value of our assets decreases, leveraging would cause the net asset value attributable to our Common Stock to decline more than it otherwise would have had we not leveraged.   If an asset purchased with leverage declines in value, the fact that we incurred leverage to finance the purchase of such asset will compound the decrease in our net assets attributable to our Common Stock and could eliminate our equity in such investment.  Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage.  Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our Common Stock.  Our ability to service any debt that we incur will depend largely on our financial performance and the performance of our portfolio companies and will be subject to prevailing economic conditions and competitive pressures and risk of default.

As of December 31, 2009, we are leveraged through borrowings under the Term Loan in the outstanding principal amount of $4,494,625, or 27.4% of our total assets (including the proceeds of such leverage).  Our asset coverage ratio as of December 31, 2009 was 269%.  The Term Loan has a stated maturity date of January 10, 2011 and is subject to a variable interest rate based on an independent index.  The current interest rate applicable to the Term loan is 6.0%.

The annual return that must be generated on our portfolio in order to cover annual interest payments is 2.2%.  The following table is provided to assist shareholders in understanding the effects of leverage.  The calculations are based upon the actual interest expense incurred on the Term Loan set out above and our net assets as of September 30, 2009 as described elsewhere in this Prospectus.  The figures provided are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Return on Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Stockholder	(28.5%)	(20.9%)	(13.3%)	(7.2%)	(1.1%)

We operate in a highly competitive market for investment opportunities.

We compete with public and private funds, commercial and investment banks and commercial financing companies to make the types of investments that we make.  Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than us.  For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us.  In addition, some of our competitors may have higher risk tolerances or different risk assessments, allowing them to consider a wider variety of investments and establish more relationships than us.  Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a result of our election to be regulated as a BDC.

We may allocate the net proceeds from this offering in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of this Offering and may use the net proceeds from this Offering in ways with which investors may not agree or for purposes other than those contemplated at the time of this Offering or that are not consistent with our targeted investment characteristics.

We have lost money which impacts our ability to operate.

Due to a number of factors, our assets have declined in the last several years, along with our share price.  These results have negatively impacted our ability to raise capital as part of our strategy to increase assets for the New Portfolio in an effort to decrease our per-share expenses.  They have also hindered our ability to undertake leverage to increase assets and potential returns.  Furthermore, our past performance has limited our liquidity and has caused our financial condition to deteriorate.  There can be no assurance that our future performance will improve.

Our quarterly results may fluctuate.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rates payable on the debt investments or the dividend rates on the equity investments we make, the default rates on such investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses and the degree to which we encounter competition in our markets and general economic conditions.  As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our portfolio may be concentrated in a limited number of portfolio companies.

We intend to make investments in a limited number of portfolio companies.  One or two of our portfolio companies may constitute a significant percentage of our total portfolio, especially in the months following this Offering.  An inherent risk associated with this investment concentration is that we may be adversely affected if one or two of our investments perform poorly or if we need to write down the value of any one investment. Financial difficulty on the part of any single portfolio company will expose us to a greater risk of loss than would be the case if we were a more “diversified” company holding numerous investments.

Because our investments are and will continue to typically be privately-issued, they typically will have limited liquidity, and thus their value is decreased.

All of our Existing Portfolio investments consist of, and most of our New Portfolio investments will consist of, securities acquired directly from their issuers in private transactions.  They are usually subject to restrictions on resale and are generally illiquid.  Usually there is no established trading market for such securities into which they could be sold.  In addition, most of the securities are not eligible for sale to the public without registration under the 1933 Act, which would involve delay and expense.  Restricted securities generally sell at a price lower than similar securities that are not subject to restrictions on sale.

Most of our portfolio investments will be recorded at fair value as determined in good faith by our Board.  As a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

Pursuant to the requirements of the 1940 Act, substantially all of our Existing Portfolio investments are recorded at fair value as determined in good faith by our Board on a quarterly basis, and, as a result, there is uncertainty regarding the value of our portfolio investments.  At September 30, 2009, approximately 94% of our total assets represented investments recorded at fair value.  Since there will typically be no readily ascertainable market value for the investments in our Existing Portfolio, our Board will determine in good faith the fair value of our investments pursuant to our valuation policy and a consistently applied valuation process.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we hold. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses; we are instead required by the 1940 Act to specifically value each individual investment and record unrealized depreciation for an investment that we believe has lost value, including where collection of a debt security or realization of an equity security is doubtful. Conversely, we record unrealized appreciation if we have an indication that the underlying portfolio company has appreciated in value and, therefore, our security has also appreciated in value, where appropriate.  Without a readily ascertainable market value and because of the inherent uncertainty of valuation, fair value of our Existing Portfolio investments determined in good faith by the Board may differ significantly from the values that would have been used by another party or had a ready market existed for the Existing Portfolio investments, and the differences could be material.

We adjust quarterly the valuation of our portfolio to reflect the Board’s determination of the fair value of each Existing Portfolio investment.  Any changes in fair value are recorded in our statement of operations as “Net change in unrealized depreciation/appreciation on investments.”

We may not be able to elect pass-through tax treatment in the future as planned.

Currently, we are a taxable entity (a “C corporation”) in order to utilize net operating loss carryforwards generated from a predecessor company as well as our operating losses.  In the future we may elect to qualify for pass-through tax treatment contained in Subchapter M of the Code.  Subchapter M treatment essentially means that certain income is taxed at the stockholder level only with no tax at the corporate level, although we may be subject to a corporate level tax on certain built-in gains in existence at the time we would first become subject to Subchapter M.  It is possible that, for a number of reasons, we may be unable to meet Subchapter M requirements, or that we may also cease to qualify for pass-through treatment, or be subject to a four percent excise tax, if we fail to make certain distributions.  Under the 1940 Act, we are not permitted to make distributions to stockholders unless we meet certain asset coverage requirements with respect to money borrowed and senior securities issued.  See “Regulation—Senior Securities (Leverage); Coverage Ratio” below.  Non-availability of pass-through tax treatment may potentially have a materially adverse effect on the total return, if any, obtainable from an investment in the our shares, once net operating loss carryforwards are no longer available and the Subchapter M election has become advantageous.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control that portfolio company.

When we make minority equity investments or invest in debt, we will be subject to the risk that a portfolio company may make business decisions with which we may disagree, and that the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests.  As a result, a portfolio company may make decisions that could decrease the value of our investments.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Portfolio companies in which we invest usually will have, or may be permitted to incur, debt that ranks senior to, or equally with, our investments, including debt investments.  As a result, payments on such securities may have to be made before we receive any payments on our investments.  For example, these debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to our investments. These debt instruments will usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt.  In the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment.  After repaying its senior creditors, a portfolio company may not have any remaining assets to use to repay its obligation to us.  In the case of debt ranking equally with our investments, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Changes in laws or regulations or in the interpretations of laws or regulations could significantly affect our operations and cost of doing business.

We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices.  If these laws, regulations or decisions change, we may have to incur significant expenses in order to comply, or we may have to restrict our operations.  In addition, if we do not comply with applicable laws, regulations and decisions, or fail to obtain licenses that may become necessary for the conduct of our business, we may be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, results of operations or financial condition.

Risks Related to the Existing Portfolio

An investment strategy that includes privately-held companies presents certain challenges, including the lack of available information about these companies, a dependence upon the talents and efforts of only a few key portfolio company personnel, a greater vulnerability to economic downturns and a greater inability to liquidate our investments in an advantageous manner.

As a BDC, we invest a portion of our assets in restricted securities issued by small, private companies, some of which have operated at losses or have experienced substantial fluctuations in operating results.  There is generally little or no publicly available information about such companies and we must rely on the diligence of our Adviser and Subadviser to obtain the information necessary to invest in these companies.  If our Adviser and Subadviser are unable to obtain all material information about these companies, including with respect to operational, regulatory, environmental, litigation and managerial risks, our Adviser and Subadviser may not make a fully-informed investment decision, and we may lose some or all of the money invested in these companies.  In addition, our Adviser and Subadviser may inappropriately value the prospects of an investment, causing us to overpay for such investment and fail to receive an expected or projected return on its investment.

Typically, such companies depend for their success on the management talents and efforts of one person or a small group of persons, so that the death, disability or resignation of such person or persons could have a materially adverse impact on them.  Moreover, smaller companies frequently have narrower product lines and smaller market shares than larger companies and, therefore, may be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns.  Such companies may face intense competition, including competition from companies with greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and a larger number of qualified managerial and technical personnel.  Because these companies will generally have highly leveraged capital structures, reduced cash flow resulting from an adverse business development, shifts in customer preferences, or an economic downturn or the inability to complete a public offering or other financing may adversely affect the return on, or the recovery of, our investment in them.  Investment in such companies therefore involves a high degree of business and financial risk, which can result in substantial losses and, accordingly, should be considered highly speculative.  No assurance can be given that some of our investments will not result in substantial or complete losses.

Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities.  The illiquidity of these investments may make it difficult for us to sell such investments at advantageous times and prices or in a timely manner.  In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we previously have recorded our investments.  We also may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or one of our affiliates have material non-public information regarding such portfolio company.

The long-term character of our Existing Portfolio investments may negatively impact their current return and capital gains.

Our Existing Portfolio investments yield a current return for most of their lives, but generally only produce a capital gain, if any, from an accompanying equity feature (which typically consists of a warrant for the purchase of common equity securities) after five to eight years.  Both the current yield and a capital gain must be achieved on most investments in order to meet our investment goals.  There can be no assurance that either a current return or capital gain will actually be achieved on our investments.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.  In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower.  It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we actually render significant managerial assistance.

We expect our debt investments will generally be unsecured and even if we make a secured loan, if the assets securing a loan we make decrease in value, we may not have sufficient collateral to cover losses.

We believe our portfolio companies generally will be able to repay our debt investments from their available capital, from future capital-raising transactions or from cash flow from operations.  We expect generally that our debt investments that we make will be unsecured.  However, in the event we take a security interest in the available assets of a portfolio company, there is a risk that the collateral securing our investment may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors.  In addition, a deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by a deterioration in the value of the collateral for the investment.  Moreover, we may not have a first lien position on the collateral.  Consequently, the fact that investment is secured does not guarantee that we will receive principal and interest payments according to the investment’s terms or that we will be able to collect on the investment should we be forced to enforce our remedies.  In addition, a portion of the assets securing our investment may be in the form of intellectual property, if any, inventory and equipment and, to a lesser extent, cash and accounts receivable.  Intellectual property, if any, that is securing our investment could lose value if, among other things, the company’s rights to the intellectual property are challenged or if the company’s license to the intellectual property is revoked or expires. Inventory may not be adequate to secure our investment if our valuation of the inventory at the time we made the loan was not accurate or if there is a reduction in the demand for the inventory. Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value or if the company fails to adequately maintain or repair the equipment.  Any one or more of the preceding factors could materially impair our ability to recover principal in a foreclosure.

The lack of liquidity in our investments may adversely affect our business, and if we need to sell any of our investments, we may not be able to do so at a favorable price.  As a result, we may suffer losses.

The Existing Portfolio generally consists of investments in debt securities with terms of two to ten years, which we generally hold until maturity, and we do not expect that our related holdings of equity securities in the Existing Portfolio will provide us with liquidity opportunities in the near-term.  We expect that a majority of the New Portfolio will consist of companies whose securities are not publicly-traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities.  The illiquidity of these investments may make it difficult for us to sell these investments when desired.  In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments.  As a result, we do not expect to achieve liquidity in our investments in the near-term.  However, to maintain our election to be regulated as a BDC, we may have to dispose of investments if we do not satisfy one or more of the applicable criteria under the 1940 Act.  Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is no established trading market for such investments.  The illiquidity of a majority of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We will be exposed to risks associated with changes in interest rates.

Generally, when market interest rates rise, the values of debt securities decline, and vice versa.  During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing us to reinvest in lower yielding securities.  This is known as call or prepayment risk.  Lower grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity.  An issuer may redeem a lower grade obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

To protect or maintain our existing portfolio investments, we may need to increase our investments in existing portfolio companies.

Following our initial investment, we may make additional debt and equity investments in portfolio companies (“follow-on investments”) in order to increase our investment in a successful portfolio company, to exercise securities that were acquired in the original financing, to preserve our proportionate ownership when a subsequent financing is planned or to protect our initial investment when such portfolio company’s performance does not meet expectations.
We may not have the funds to make additional investments in our portfolio companies.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock.  There is no assurance that we will make, or will have sufficient funds to make, follow-on investments.  Additionally, we will be subject to limitations relating to our BDC which may limit our ability to make additional investments in portfolio companies.  Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation, or may reduce the expected yield on the investment.

Risks Related to the New Portfolio

We will be exposed to market risks associated with investments in equity securities.

Upon implementation of our new investment strategy, we will ordinarily have substantial exposure to common stocks and other equity securities in pursuing our investment objective and policies. The market price of equity securities, including common and preferred stocks, may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself, including the historical and prospective earnings of the issuer and the value of its assets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities, and particularly common stocks, generally have greater price volatility than bonds and other debt securities.

Holders of equity securities have rights which are subordinate to portfolio companies’ other investors or debt holders.

The New Portfolio’s focus on equity securities will also expose us to risks as holders of common stock.  For example, the interests of common stockholders are subordinated to the interests of creditors or holders of debt.  Under most borrowing arrangements, lenders will have superior claims to a portfolio company’s assets, and in the case of liquidation, creditors may receive first priority in the distribution of a portfolio company’s assets.  Furthermore, the interests of holders of common stock are often subordinated to the holders of any preferred stock.  Holders of preferred stock may have superior voting rights over holders of common stock, and they often have superior rights in the case of portfolio company liquidation.  Our transition to a much higher percentage of equity investments will expose us to these and other risks which we previously were only minimally exposed to.

We will be particularly sensitive to the risks associated with equity investments in small-cap and micro-cap companies.

As described above, our equity investments in the New Portfolio will be focused on common stocks of small-cap and micro-cap companies. We will therefore be particularly sensitive to the risks associated with small companies. The general risks associated with equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Micro-cap and other small capitalization companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and we may have difficulty establishing or closing out our securities positions in smaller companies at prevailing market prices. Also, there may be less publicly-available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of the issuers’ earnings potential or assets.

We may engage in short selling, which creates the risk of a theoretically unlimited loss.

We may engage in short selling.  Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date.  Short selling allows the investor to profit from declines in securities.  A short sale creates the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the security necessary to cover a short position will be available for purchase.  Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Small- and micro-cap companies  may rely on inexperienced management.
Small- and micro-cap companies may be young companies with inexperienced management.  The lack of an experienced management team may prevent such companies from meeting its goals, which may reduce the expected yield on our investment.

Small and micro-cap companies may rely on a small number of key employees, and if such employees leave the company, the company’s performance may suffer.

The success of small- and micro-cap companies may depend on a small number of key employees.  Such companies’ ability to retain its key employees will be important to successful operation of such companies. The unexpected loss of services of key employees, or the inability to recruit and retain qualified personnel in the future, may have an adverse effect on a companies business and financial results, which could devalue our investment.

Small- and micro-cap companies may operate in areas where rapid technology developments may render their business obsolete.

New technologies or improvements to old technologies may render the product lines of small- and micro-cap companies obsolete.  Because such companies may not have diverse product lines, any technological development that renders a product line obsolete may resulting a company having no product to market, which will severely devalue such company’s securities.  Such technological developments may prevent us from meeting our expected return on investment and may result in a complete loss of our investment.

Small- and micro-cap companies may have relatively limited product lines, markets or financial resources.

Small- and micro-cap companies may have relatively limited product lines, markets and/or financial resources.  Therefore, such companies may be more vulnerable to competitors’ actions and market conditions.  Any action by competitors or downturn in market conditions may directly impact a company’s business and financial results.  Such companies may face intense competition, including competition from companies with greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities.  Such a decline in performance, may result in us not meeting our expected return on investment, and may result in a complete loss of investment.

The securities of small- and micro-cap companies may be more volatile than other securities.

Historically, small- and micro-cap companies have been more volatile in price than larger capitalized companies.  Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small- and micro-cap companies to changes in or failure of management and in many other changes in competitive, business, industry and economic conditions, including risks associated with limited product lines, markets, management depth, or financial resources.  Such price volatility may result in us not meeting our expected return on investment.

Small and micro-cap companies may be unable to obtain the financing required to fund necessary growth.

Small- and micro- cap companies may require additional financing before such company can develop a product line to a point of profitability.  Companies requiring additional capital may be unable to obtain such capital and as a result may not achieve profitability, which may result in us not meeting our expected return on investment and may result in a complete loss of investment.

There is limited liquidity in small and micro-cap companies.

The liquidity of securities in small- and micro-cap companies may be more limited than that of large-cap companies.  The lack of liquidity may result in us not being able to dispose of the securities when we desire, which may result in us not being able to achieve our expected return on investment and may result in a complete loss of investment.

The value of securities in small- and micro-cap companies may not follow the value of larger companies or general economic conditions.

The value of securities in small- and micro-cap companies may not follow the value of larger companies or general economic conditions for a variety of reasons, including, but not limited to, such companies having limited product lines available, key employees misguiding the company or the company may not be able to obtain needed financing.  This may result in a small- or micro-cap company’s performance suffering when the overall stock market is providing favorable returns or when overall economic conditions are favorable.  As a result, our investment may not achieve our expected return on value and we may suffer a complete loss of investment during favorable economic conditions.

Risks Related to this Offering

This Offering will dilute the value of your shares unless you fully subscribe.

You will experience an immediate dilution of both the aggregate net asset value of your shares and your relative voting rights in the Company if you do not fully exercise your Rights pursuant to the Offering.  Even if you do exercise all your Rights pursuant to this Offering, you may experience immediate dilution in the aggregate net asset value of your Shares.  This is because the Subscription Price per Share will likely be less than our net asset value per share on the Expiration Date, and the number of shares outstanding after the Offering is likely to increase in a greater percentage than the increase in the size of our assets.   In addition, if you do not fully exercise your Rights you should expect that you will, at the completion of the Offering, own a smaller proportional interest in us than would otherwise be the case.   Although it is not possible to state precisely the amount of any such decrease in net asset value, because it is not known at this time what the net asset value per share will be at the Expiration Date or what proportion of the Shares will be subscribed, such dilution could be significant.   For example, assuming that all Rights are exercised at the Estimated Subscription Price of $1.10, expenses associated with the Offering were $90,000, and our net asset value otherwise remained constant, our net asset value per share on such date would be reduced by approximately $0.48 per Share (or 16%).  Your ability to transfer your Rights allows you to receive cash for such Rights should you choose not to exercise them.  However, it is not certain that a market for the Rights will develop, and no assurance can be given as to the value, if any, that such Rights will have.

The price of our Common Stock may be volatile and may decrease substantially.

The trading price of our Common Stock following this Offering may fluctuate substantially.  The price of the Common Stock that will prevail in the market after this offering may be higher or lower than the price you pay and the liquidity of our Common Stock may be limited, in each case depending on many factors, some of which are beyond our control and may not be directly related to our operating performance.  These factors include the following:

•	changes in the value of our portfolio of investments;
•	price and volume fluctuations in the overall stock market from time to time;
•	significant volatility in the market price and trading volume of securities of BDCs or other financial services companies;
•	our inability to deploy or invest our capital;
•	fluctuations in interest rates;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	operating performance of companies comparable to us;
•	changes in regulatory policies or tax guidelines with respect to BDCs;
•	losing BDC status;
•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;
•	general economic conditions and trends;
•	departures of key personnel; or
•	other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings.

Investing in our Common Stock may involve a high degree of risk.

The investments we make may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our Common Stock may not be suitable for investors with lower risk tolerance.

Closed-end investment companies’ shares usually trade below net asset value.

Shares of closed-end investment companies like the Company frequently trade at a discount from net asset value and our shares have historically traded at a discount from net asset value.  At September 30, 2009, our shares traded at a 75% discount to their net asset value.  This characteristic of shares of closed-end investment companies is separate and distinct from the risk that our per share net asset value will decline.  In addition, due to the following reasons, we are not only different from other closed-end funds, but is at greater risk than similar venture capital closed-end funds.

First, many closed-end funds generally are structured to produce annual dividends to shareholders.  We, however, have not paid dividends but, rather, retained all income after taxes and expenses to reduce debt or fund additional investments and thus create capital appreciation.  The return to holders of our Common Stock is thus anticipated to be long-term and capital in nature.  Our Board will, however, consider payment of dividends in the future and reserves the right to do so without shareholder approval.

Second, due to several factors, including the small size of the Company relative to fixed expenses, and the fact that much of our income has arisen through capital gains rather than ordinary income, we have lost money (that is, had net investment expense, rather than new investment income) in each of the last seven years.  Many similar funds are structured to earn sufficient current income to achieve operating income (investment income in excess of operating expenses) each year.

INVESTMENT ADVISORY AGREEMENTS, CERTAIN RELATIONSHIPS AND
RELATED TRANSACTIONS

Advisory Agreements

We have entered into the Advisory Agreement with EAM, an entity in which certain of our officers also serve as managers and/or officers.  EAM’s services under the Advisory Agreement will not be exclusive, and it is free to furnish the same or similar services to other entities, including businesses that may directly or indirectly compete with us so long as its services to us are not impaired by the provision of such services to others.  In addition, the private accounts managed by EAM may make investments similar to investments that we may pursue, especially with respect to the New Portfolio.  It is thus possible that EAM might allocate investment opportunities to other clients, and thus might divert attractive investment opportunities away from us.  However, EAM intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies, so that we will not be disadvantaged in relation to any other EAM client.

We have also entered into the Subadvisory Agreement with InvestAmerica.  InvestAmerica’s services under the Subadvisory Agreement will not be exclusive, and it is free to furnish the same or similar services to other entities, including the InvestAmerica Managed Funds discussed below that may directly or indirectly compete with us so long as its services to us are not impaired by the provision of such services to others.  In addition, InvestAmerica Managed Funds may make investments similar to our Existing Portfolio or we may make follow-on investments respecting the Existing Portfolio.  In all such cases, such investments will be governed by the co-investment limitations described below.

EAM is registered as an investment adviser under the Advisers Act, and is subject to the reporting and other requirements thereof.  EAM’s address is 580 Second Street, Suite 102, Encinitas, California 92024.

As described above in more detail under “Fees and Expenses,” the Advisory Agreement provides that EAM is entitled to receive a Management Fee equal to a annual rate of 2.0% of Assets Under Management attributable to our Total Portfolio, payable monthly in arrears.  In April 2009, EAM elected to reduce its fee to 1.5% and additionally in May 2009 to reduce its fee to 1.0% until further notice.  The payment of the management fee based upon Assets Under Management, as opposed to paying the management fee based upon our net asset value, creates an incentive for EAM to utilize techniques such as leverage to increase the asset level.  The use of leverage increases our risk, as the cost of leverage can outweigh any benefits associated with it use.  Accordingly, the Board of Directors retains oversight over our ability to utilize leverage.  Additionally, we do not presently anticipate utilizing additional leverage as a means to increase assets under management.

In addition to the Management Fee, EAM is entitled to receive the Incentive Fee in an amount equal to (i) 20.0% of the net capital gains, before taxes, attributable to our New Portfolio (which would include any follow-on investments made to the Existing Portfolio) and (ii) 13.4% of the Net Capital Gains, before taxes, attributable to our Existing Portfolio. Total Management Fees under the Advisory Agreement paid to EAM for Fiscal 2009 were $81,525.  There were no Incentive Fees accrued or paid under the Advisory Agreement to EAM in Fiscal 2009.

The amount of the Incentive Fee and all incentive compensation, in any fiscal year, may not exceed the limit prescribed by Section 205(b)(3) of the Advisers Act, which provides that the total fees may not exceed 20% of our realized capital gains over a specified period, computed net of all realized capital losses and unrealized capital depreciation.  Under Section 5.2(a)(ii) of the Advisory Agreement, the specified period is one year.  The Board and EAM intend to submit to the stockholders at the next annual stockholders’ meeting (which we anticipate holding immediately after effecting this Offering) modifications to the Advisory Agreement to change the incentive fee calculation to be paid annually but calculated on a cumulative basis over the life of the contract.  These changes would become effective only after approval by the Board and the stockholders.  Under the Advisory Agreement, as with all of our prior advisory agreements, the incentive fee has been calculated on a “period to period” basis, meaning that changes in the value of portfolio investments in subsequent periods do not retroactively affect incentive fee calculations from prior periods.  Modifying the calculation of the incentive fee such that it is determined on a cumulative basis would mean that subsequent changes in the value of portfolio investments would impact the calculation of incentive fees on a cumulative basis over the life of the advisory contract.

Under the terms of the Advisory Agreement, the Board has the responsibility to monitor the value of the Total Portfolio consistent with our valuation procedures.  These responsibilities include the appropriateness of and the timing of recognizing unrealized depreciation, reversals of unrealized depreciation, and capital losses and gains, which serves to mitigate the inherent conflict associated with our Adviser’s interest in enhancing the amount of Net Capital Gains with respect to the calculation of the Incentive Fee.

The Advisory Agreement has a term of two years, unless sooner terminated as described below.  After the initial two-year term, the Advisory Agreement will continue in effect so long as such continuance is specifically approved at least annually by the Board, including a majority of its directors who are not interested persons of EAM, or by the vote of the holders of a majority, as defined in the 1940 Act, of our outstanding shares of Common Stock.  The Advisory Agreement may be terminated by us at any time, without payment of any penalty, on 60 days’ written notice to EAM if the decision to terminate has been made by the Board or by the vote of a majority, as defined in the 1940 Act, of the holders of a majority of our outstanding shares.  EAM may also terminate the Advisory Agreement on 60 days’ written notice to us provided that another investment advisory agreement with a suitable investment adviser has been approved by the vote of the holders of a majority, as defined in the 1940 Act, of our outstanding shares, and by a majority of directors who are not parties to such agreement or interested persons of any such party.

Under the terms of the Advisory Agreement, we will bear all expenses not specifically assumed by EAM and incurred in our operations, and we will bear the expenses related to this Offering.  The compensation, benefits and allocable routine overhead expenses of all investment professionals of EAM, the Subadviser and their staffs, when and to the extent engaged in providing us investment advisory services, is provided and paid for by EAM and the Subadviser, and not us.  The expenses borne by us include:

•	auditing fees;
•	all legal expenses;
•	legal fees normally paid by portfolio companies;
•	appropriate trade association fees;
•	brochures, advertising, marketing and publicity costs;
•	interest on debt;
•	directors’ and Board fees;
•	any fees owed or paid to the Company or fund managers;
•	any and all expenses associated with property of a portfolio company taken or received by us or on our behalf as a result of any investment in any portfolio company;
•	all reorganization and registration expenses;
•	the fees and disbursements of our counsel, accountants, custodian, transfer agent and registrar;
•	fees and expenses incurred in producing and effecting filings with federal and state securities administrators;
•	costs of periodic reports to, and other communications with our stockholders;
•	premiums for the fidelity bond, if any, maintained by EAM pursuant to Section 17 of the 1940 Act;
•	premiums for directors and officers insurance; and
•	any other expenses incurred by or on behalf of us that are not expressly payable by EAM under the Advisory Agreement.

The Company, EAM and InvestAmerica are also parties to the Subadvisory Agreement.  The Subadviser’s address is 101 Second Street S.E., Suite 800, Cedar Rapids, Iowa 52401.  From the Company’s inception in 1995 through 2004, and then from July 2005 through April 29, 2008, InvestAmerica was our investment adviser.  Pursuant to the Subadvisory Agreement, InvestAmerica monitors and manages the Existing Portfolio, including exits, preparation of valuations, follow-on investment analysis and recommendations and other portfolio management matters.  InvestAmerica also currently provides us certain accounting and financial services.  The management fee (as defined in the Subadvisory Agreement) is equal to 50% of the management fee actually paid by us to EAM attributable to Existing Portfolio companies, payable in arrears.  EAM elected to reduce their fees however InvestAmerica continues to receive a management fee equal to 50% of the original agreement or an annual rate of 1% of Assets Under Management attributable to Existing Portfolio companies.  The amount of the incentive fee payable by EAM to InvestAmerica under the Subadvisory Agreement is 100% of the incentive fee received by EAM under the Advisory Agreement attributable to the Existing Portfolio.  The Subadvisory Agreement does not result in any additional expense to us.  Total Management Fees under the Subadvisory Agreement paid to InvestAmerica for Fiscal 2009 were $142,279.  There were no incentive fees accrued or paid under the Subadvisory Agreement to InvestAmerica in Fiscal 2009.

Mr. Travis T. Prentice, our President and CEO, is a founder and President of EAM.  Mr. Montie L. Weisenberger, our Treasurer and Secretary, is a founder and Senior Vice President of EAM.  Mr. Derek J. Gaertner, our Chief Financial Officer and Chief Compliance Officer, is Vice President of EAM.

Other Investment Funds

Affiliates of InvestAmerica serve as the investment advisers to other private venture capital funds.  Affiliates of InvestAmerica manage NDSBIC, L.P., a small business investment company (“SBIC”), Lewis & Clark Private Equities, L.P., an SBIC, Invest Northwest, L.P. and L&C Private Equities II, L.P. (collectively, the “InvestAmerica Managed Funds”).  Each of these to funds is headquartered in Cedar Rapids, Iowa.  Both NDSBIC, L.P. and Lewis & Clark Private Equities, L.P. are SBICs and invest primarily in later stage companies.  NDSBIC, L.P. was organized in 1995, had $5,000,000 of committed capital and currently owns approximately 7 portfolio companies.  Except for follow on investments, this fund is fully invested.  Lewis & Clark Private Equities, L.P. was founded in 2002, has committed capital of $11,989,899 and to date has made twenty-seven portfolio company investments.  InvestNorthwest is a private venture capital limited partnership and was organized in 2004 and has $15, 353,535 of committed capital.  L&C

 Private Equities II, L.P. was founded in 2009 and has made two portfolio company investments and has committed $15,505.050 of committed capital.

EAM and InvestAmerica may, from time to time, provide investment advisory services, management consulting services and related services to other clients. The determination regarding the existence of conflict of interest between any of those clients and the Company, and the resolution of any such conflict, vests in the discretion of the Board, subject to the requirements and resolution of the 1940 Act.

Existing Portfolio Co-Investments with Adviser-Affiliated Funds

With respect to the Existing Portfolio only, certain investments made by us have been made in participation with other funds managed by affiliates of InvestAmerica.  Although we do not currently anticipate making additional similar co-investments in the future, we may participate in certain follow-on investments respecting the Existing Portfolio.  Under an existing exemptive order from the SEC (the “Order”), we are permitted to make investments in InvestAmerica Managed Funds, subject to the conditions set forth in the Order.  The Order provides that we must be offered the opportunity to invest in any investment (other than in interim investments or marketable securities) that would be suitable for us that is being presented to the InvestAmerica Managed Funds to the extent of an amount proportionate to their respective consolidated assets or paid-in-capital if SBICs are involved.  All co-investments with the InvestAmerica Managed Funds must receive specific advance approval by a majority of our non-interested directors.  Securities purchased in a joint transaction by both us and the InvestAmerica Managed Funds will consist of the same class of securities, including the same registration rights, if any, and other rights related thereto, and will be purchased for the same unit consideration, all as governed SBA regulations, if applicable, and the approval of such transaction, including the determination by non-interested directors, will take place during the same time period.  Notwithstanding the foregoing, we will not make any investment in the securities of any issuer in which the InvestAmerica Managed Funds, but not us, have previously invested.

Not all investments that might be made by the InvestAmerica Managed Funds may be suitable for investment by us, or vice versa.  We will be given the opportunity to dispose of any securities in which both the InvestAmerica Managed Funds and the Company have invested in proportion to their holdings of such securities.  We will take advantage of such opportunity except to the extent that a majority of the members of the Board, including a majority of its independent directors, determines otherwise.  In connection with any such disposition, we will be required to bear no more than our proportionate share of the transaction costs.  We will be given notice of any intention by an InvestAmerica Managed Fund to exercise any conversion privilege or other right to acquire equity securities of an issuer in the securities of which both an InvestAmerica Managed Fund and we have invested.

Control Persons and Principal Holders of Securities

As our investment advisers, EAM, a California limited liability company, and InvestAmerica, a Delaware corporation, are deemed to control us, within the meaning of the 1940 Act.  Additionally, Atlas Management Partners, LLC (“Atlas”), Bridgewater International Group, LLC (“BIG”), Mr. Benjamin Jiaravanon (a former director) and Mr. Timothy Bridgewater control us through either direct or beneficial ownership of 804,689 of our shares, which as of the date of this Prospectus comprise 32.65% of our issued and outstanding shares of Common Stock.  Atlas and BIG are organized under the laws of the State of Utah.

Our officers and directors, eight in number as a group, beneficially own 213,049 shares of Common Stock together, equal to 8.64% of our outstanding Common Stock.  The following table sets forth certain information as of, with respect to Common Stock ownership of each person who owns of record or is known by us to own of record or beneficially five percent or more of our Common Stock:

Name and Address of Owner	Number of Shares Owned Beneficially Only	Number of Shares Owned of Record Only	Number of Shares Owned Beneficially and of Record	Percent of Common Stock

Atlas Management Partners, LLC One South Main Street, Suite 1660, Salt Lake City, Utah 84133	804,689	--	--	32.65%
Bridgewater International Group, LLC 10500 South 1300 West, South Jordan, Utah 84095	--	--	804,689	32.65%
Timothy A. Bridgewater 10500 South 1300 West, South Jordan, Utah 84095	804,689	13,100	--	33.18%
Benjamin Jiaravanon Ancol Barat, J1 Ancol VIII, No.1, Jakarta 14430 Indonesia	804,689	--	--	32.65%

 The foregoing information with respect to Atlas, BIG, Mr. Jiaravanon and Mr. Bridgewater is based upon Amendment No. 1 to Schedule 13D, dated September 30, 2003, as subsequently amended February 13, 2004, April 28, 2005 and April 30, 2005, filed by

Atlas, BIG and others with the SEC (collectively, the “Atlas Group 13D”).  The Atlas Group 13D disclosed that control over 804,689 shares of Common Stock owned by BIG (the “BIG Shares”) is governed by a Shareholder and Voting Agreement dated September 29, 2003 among Atlas, BIG and Kent Madsen (the “Shareholder Agreement”).  The term of the Shareholder Agreement extends to March 1, 2010 and may be extended in certain circumstances; however, the Shareholder Agreement may also be terminated at any time by any party.  Under the Shareholder Agreement, BIG appointed Atlas as its limited proxy to vote the BIG Shares, but BIG retains all other incidents of ownership of the stock, including beneficial ownership and dispositive power.  The Shareholder Agreement also provides Atlas with certain rights of first refusal respecting the BIG Shares and limits BIG’s ability to otherwise dispose of the BIG Shares.  Pursuant to a Mutual Release and Waiver of Claims and Termination of Shareholder and Voting Agreements among Atlas, BIG and the former managers of Atlas dated April 28, 2005 and filed as part of the Atlas Group 13D, a certain former manager of Atlas, Kent Madsen, no longer have any interests in Atlas and have no voting rights respecting the BIG Shares.

As voting Managing Director of Atlas, Mr. Bridgewater has shared control over the voting power granted to Atlas under the Shareholder Agreement respecting the BIG Shares, subject to the parties’ rights under the Shareholder Agreement.  Mr. Bridgewater is also Managing Director of BIG and in that capacity has shared control over the voting power granted to Atlas under the Shareholder Agreement respecting the BIG Shares, subject to the parties’ rights under the Shareholder Agreement.  Mr. Bridgewater also individually owns 13,100 shares of Common Stock, according to reports Mr. Bridgewater has filed with the SEC pursuant to Section 16(a) of the Exchange Act.  As the sole Managing Member of BIG, Mr. Jiaravanon has shared control over the voting power granted to Atlas under the Shareholder Agreement respecting the BIG Shares, subject to the parties’ rights under the Shareholder Agreement.  BIG is a wholly owned subsidiary of Aleksin, a corporation organized under the laws of the British Virgin Islands.  Aleksin is a wholly-owned subsidiary of Maze Industrial Ltd. (“Maze”), a corporation organized under the laws of the British Virgin Islands.  Maze is 100% owned by Sumet Jiaravanon, an individual.

USE OF PROCEEDS

The net proceeds from the sale of our shares of Common Stock in this Offering (assuming purchased at the Estimated Subscription Price) will be approximately $813,695 after deducting our offering expenses, totaling $90,000, paid by us.  We will invest the net proceeds in securities consistent with the following strategy for New Portfolio investments.  We will seek capital appreciation by making direct equity investments in small public companies that are eligible for BDC investment.  These investments will be in small- and micro-cap growth companies benefiting from positive fundamental change.  These investments will primarily be in the form of Pipes and registered direct offerings.  We also intend to invest in small- and micro-cap growth companies that are listed and will be purchased on the national exchanges.  We anticipate that substantially all of the net proceeds of this Offering will be used as described above, within three months; however, it could take a longer time to invest substantially all of the net proceeds.  We may also allocate a portion of the net proceeds for operating expenses.  We have not allocated any portion of the net proceeds of this Offering to any particular investment. Pending such uses and investments, we expect to invest proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment.

INVESTMENT OBJECTIVE AND POLICIES

Non-Fundamental Investment Policies

We have adopted the following additional non-fundamental investment policies.  These policies may be changed from time to time by the Board, except that our election to be regulated as a BDC may not be revoked without the approval of the holders of a majority of our Common Stock.

Short-Term Investment Policies

Our short-term investments are placed in the following investment instruments that mature in one year or less from the date of investment: short term treasury bills; insured certificates of deposit in principal amounts not to exceed $100,000; securities issued by U.S. government, consisting of agency issues backed by the full faith and credit of the federal government with maturities not to exceed one year; commercial paper rated Al or P1; high quality repurchase contracts relating to government backed securities; and money market funds investing primarily in short-term U.S. government securities.

Long Term Investment Policies

Under normal circumstances and subject to our BDC limitations, with respect to the New Portfolio, we intend to invest the following percentages of our total assets in the following types of securities:

●	up to 100% in restricted securities purchased directly from issuers, all of which may be illiquid securities;
●	up to 100% in small companies which may not have access to traditional means of financing, through Pipes and registered direct offerings permissible for BDCs under the 1940 Act;
●	up to 30% in equity positions of promising companies that are publicly-listed, with a focus on small- and micro-cap companies; and
●	up to 10% in private companies.

Our ability to achieve the above percentages of investments will initially be dependent upon the pace at which we are able to liquidate our Existing Portfolio and raise additional assets to invest.

Under normal circumstances and subject to BDC limitations, (i) we will not invest more than 25% of our total assets in the securities of any single issuer, except with respect to other registered investment companies, (ii) we will not purchase more than three percent of the total outstanding stock of any issuer, (iii) we will not invest more than five percent of the value of our total assets in any single issuer, (iv) we will not invest more than ten percent of the value of our assets in securities of other issuers in the aggregate, and (v) we will not utilize derivative instruments for speculative purposes.

In making investments and managing its portfolio, we also presently intend to adhere to the following policies.

●	We will seek to at all times conduct its business so as to retain our status as a BDC. See “Regulation—Qualifying Assets” below.

●
We will not make any investment in the securities of any private company if, after giving effect to that investment, the value of all the securities of that company held by us will exceed ten percent of the value of our total assets.

●	We may borrow money and issue senior securities to the extent that the 1940 Act permits a BDC to do so, for the purpose of making investments, or for temporary or emergency purposes.

●
We will not (i) act as an underwriter of securities of other issuers (except to the extent that it may be deemed an “underwriter” of securities purchased, by it that must be registered under the 1933 Act before they may be offered or sold to the public); (ii) purchase or sell real estate or interests in real estate or real estate investment trusts (except that we may purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments, and may own the securities of companies or participate in a partnership or partnerships that are in the business of buying, selling or developing real estate); (iii) purchase securities on margin (except to the extent that it may purchase securities with borrowed money); (iv) write or buy put or call options (except to the extent of warrants or conversion privileges in connection with its growth financing and management buyout investments, and rights to require the issuer of such investments or their affiliates to repurchase them under certain circumstances); (v) engage in the purchase or sale of commodities or commodity contracts, including futures contracts; or (vi) acquire more than three percent of the voting stock of, or invest more than five percent of its total assets in any securities issued by, any other investment company, except as they may be acquired as part of a merger, consolidation or acquisition of assets.  As with other investment policies, these policies may be changed without stockholder approval (except that our BDC election may not be changed without stockholder consent).

As used for the purpose of each nonfundamental investment policy above, the term “total assets” includes assets obtained through leverage.  Unless otherwise stated, these investment restrictions apply at the time of purchase, and we will not be required to reduce a position due solely to market value fluctuations.

Fundamental Investment Policies

The following are our fundamental investment limitations set forth in their entirety. We may not:

●
issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder (the 1940 Act permits, for example, a BDC to issue senior securities, provided its asset coverage is sufficient, as further described below under “Regulation—Senior Securities (Leverage); Coverage Ratio”);

●
borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder (the 1940 Act permits, for example, a BDC to borrow money, provided its asset coverage is sufficient);

●
make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder (the 1940 Act permits, for example, a BDC to make loans to officers to purchase its securities as part of an executive compensation plan or to companies under common control with the BDC);

●
underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities held in our portfolio;

●
purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that we may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

●
purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

Other Policies

With respect to the Existing Portfolio, we are focused on liquidating the Existing Portfolio investments in a manner designed to seek maximum value.  Although we are no longer pursing the strategies used in acquiring the Existing Portfolio, we retain the right to make follow-on investments in Existing Portfolio companies to protect any current investment.

We have always provided advisory services to portfolio companies either directly or in conjunction with co-investors.  We will continue this policy of making significant managerial assistance available to all portfolio companies.  These advisory services include but are not limited to accepting or requiring board representation, providing executive hiring and search advice, assisting to secure debt and equity financing relationships, offering management advice and providing general oversight of portfolio companies.  Our Chief Executive Officer and Chief Financial Officer will be available for and will provide these services.

PORTFOLIO INVESTMENTS

The following is a list of the portfolio companies in which we had an investment at December 31, 2009.  “Fair Value of Investment” indicates the unaudited valuation of the securities as of December 31, 2009, and remains subject to adjustment.  The portfolio companies are presented in three categories — Manufacturing, Service and Technology/Communications.   All of the following portfolio companies are “eligible portfolio companies” under the 1940 Act.  We make available significant managerial assistance to all of these portfolio companies. We generally receives rights to observe the meetings of the portfolio companies’ board of directors, and may have one or more voting seats on their boards.  Other than our provision of managerial assistance to such companies, there are no material business, professional or family relationships between our officers and directors and any portfolio company, or any portfolio company’s officers, directors or affiliates.  Information regarding the portfolio investments’ original cost basis is available in our periodic reports filed with the SEC.

Manufacturing:
Portfolio Company Name & Address; Nature of Business	Title or Class of Security / General Terms of Loan	Percentage of Class	Percentage of Total Portfolio Value	Principal Amount	Fair Value of Investment

Aviation Manufacturing Group, LLC † 719 Walnut Street, P.O. Box 57 Yankton, South Dakota 57078 Manufactures flight-critical parts for aircraft	14% debt security, due October 1, 2010 ‡	38.5%	5.44%	$616,000	$616,000
	154,000 preferred membership units	38.5%	1.36%	$154,000	$154,000
	Membership interest	20.41%	8.50%	$39	$963,539
	14% note, due October 1, 2010	38.5%	0.68%	$77,000	$77,000
					$1,810,539

Detroit Tool Metal Products, Co. † 949 Bethel Road, Lebanon, Missouri 65536 Manufactures metal stampings and fabrications	12% debt security, due April 26, 2010	11.93%	12.11%	$1,912,087	$1,371,508
	19,853.94 shares Series A preferred ‡	11.93%	0.00%	$195,231	$--
	7,887.17 shares common ‡	11.93%	0.00%	$126,742	$--
	8% debt security, due April 26, 2010	11.93%	0.29%	$33,342	$33,342
					$1,404,850

Handy Industries, LLC † 702 South 3rd Avenue, Marshalltown, Iowa 50158 Manufacturer of lifts for motorcycles, trucks and industrial metal products	1,015.79 units Class A1 preferred	10.57%	0.59%	$269,093	$67,042

Linton Truss Corporation 1455 SW 4th Avenue, Delray Beach, Florida 33444 Manufactures residential roof and floor truss systems	542.8 common shares ‡	2.11%	0%	$--	$--
	400 shares Series 1 preferred ‡	50.00%	0%	$40,000	$1
	3,411.88 common shares ‡	20.91%	0%	$36	$--
					$1

M.A. Gedney Company 2100 Sloughton Avenue, Chaska, Minnesota 55318 Pickle processor	648,783 shares preferred ‡	3.3%	0%	$1,450,601	$--
	12% debt security, due June 30, 2012	14.3%	0%	$76,000	$1
	Warrant to purchase 83,573 preferred shares	0.003%	0%	$--	$--
					$1

Magnum Systems, Inc. † 1250 Seminary Street, Kansas City, Kansas 66103 Manufacturer of industrial bagging equipment	12% debt security, due November 1, 2011	21.00%	3.80%	$430,622	$430,622
	48,038 common shares ‡	15.95%	0.42%	$48,038	$48,038
	292,800 shares preferred ‡	19.00%	2.69%	$304,512	$304,512
	Warrant to purchase 56,529 common shares ‡	21.00%	2.92%	$565	$330,565
					$1,113,737

Pratt-Read Corporation † 710 Bridgeport Ave, Suite 101, Shelton, Connecticut 06484 Manufacturer of screwdriver shafts and handles and other hand tools	13,889 shares Series A Preferred ‡	27.78%	0%	$750,000	$--
	7,718 shares Series A preferred	27.78%	0%	$416.667	$--
	13% debt security, Due January 7, 2009 Warrant to purchase common shares	27.78%	0%	$277,800	$1
					$--
					$1
† See additional description of business below.
‡ Presently non-income producing.

Manufacturing (continued):
Portfolio Company Name & Address; Nature of Business	Title or Class of Security / General Terms of Loan	Percentage of Class	Percentage of Total Portfolio Value	Principal Amount	Fair Value of Investment

Spectrum Products, LLC †♦ 7100 Spectrum Lane, Missoula, Montana 59808 Manufactures equipment used in the construction, operation and maintenance of commercial swimming pools and spas	13% debt security, due January 1, 2010 ‡	36.94%	9.51%	$1,077,649	$1,077,649
	385,000 units Series A preferred ‡	36.95%	3.40%	$385,000	$385,000
	35,073.50 units Series A common‡	31.57%	0%	$351	$351
	35,073.50 units Class B preferred ‡	31.57%	0.42%	$47,355	$47,355
					$1,510,335

Superior Holding, Inc. † 3524 E. 4th Street, Hutchingson, Kansas 67504 Manufactures industrial and commercial boilers and shower doors, frames and enclosures	6% debt security, due April 1, 2010 ‡	27.00%	5.02%	$780,000	$568,727
	6% debt security, due April 1, 2010 ‡	27.00%	1.95%	$221,000	$221,000
	121,457 common shares ‡	15.74%	0%	$121,457	$--
	6% debt security, due April 1, 2010 ‡	27.00%	2.73%	$308,880	$308,880
	312,000 common shares ‡	15.74%	0%	$3,120	$--
	Warrant to purchase 11,143 common shares ‡	15.74%	0%	$1	$1
	19% debt security, due April 1, 2010	27.00%	0.34%	$39,000	$39,000
					$1,137,608

Total manufacturing					$7,044,134

Service:
Portfolio Company Name & Address; Nature of Business	Title or Class of Security / General Terms of Loan	Percentage of Class	Percentage of Total Portfolio Value	Principal Amount	Fair Value of Investment

Monitronics International, Inc. 12801 North Stemmons Freeway, Suite 821 Dallas, Texas 75234 Provides home security system monitoring services	73,214 common shares ‡	.218%	3.88%	$54,703	$439,284
					$439,284

Morgan Ohare, Inc. †♦ 701 Factory Road, Addison, Illinois 60101 Provides zinc electroplating and heat-treating for fasteners and small stampings	0% debt security, due January 1, 2011‡	55.10%	7.94%	$1,125,000	$900,000
	10% debt security, due January 1, 2011	55.10%	1.69%	$296,875	$191,666
	57 common shares ‡	42.73%	0%	$1	$1
					$1,091,667

SMWC Acquisition Co., Inc. ♦ 1700 West 25th Street, Kansas City, Missouri 64108 Steel warehouse distribution and processing	13% debt security due September 30, 2011	17.00%	0.61%	$68,750	$68,750
	12% debt security due September 30, 2011	17.00%	3.64%	$412,500	$412,500
					$481,250

Total Service					$2,012,201

Technology & Communications:
Portfolio Company Name & Address; Nature of Business	Title or Class of Security / General Terms of Loan	Percentage of Class	Percentage of Total Portfolio Value	Principal Amount	Fair Value of Investment

Feed Management Systems, Inc. † 6120 Earle Brown Dr., Ste. 300, Brooklyn Center, Minnesota 55430 Batch feed software and systems and business to business internet services	540,551 common shares‡	17.83%	8.17%	$1,327,186	$925,691
	674,309 shares Series A preferred‡	18.57%	5.95%	$674,309	$674,309
					$1,600,000

Portrait Display Labs, Inc. 6663 Owens Drive Pleasanton, California 94588 Designs and markets pivot enabling software for LCD computer monitors	10% debt security, due April 1, 2012	21.84%	5.95%	$673,566	$673,566
	Warrant to Purchase 39,400 common shares	1..37%	0%	$--	$--
					$673,566

Total Technology & Communications					$2,273,566
					$11,329,901
† See additional description of business below.
‡ Presently non-income producing.
♦ Indicates ownership of more than 25% of the portfolio company’s outstanding securities, meaning that we “control” such company within the meaning of the 1940 Act.

Additional Information Respecting Existing Portfolio Companies

The value of our investments in the following Existing Portfolio companies represents 5% or more of the total value of our assets as of December 31, 2009.  Certain additional information regarding these Existing Portfolio companies follows.

●
Aviation Manufacturing Group, LLC (“Freeman”):  Freeman is a Yankton, South Dakota based manufacturer of swaged and turned parts for commercial and military aerospace industries.  Freeman primarily produces swaged and turned parts for both OEM and replacement uses for US aircraft industry OEMs and their suppliers.  With the exception of commercial rotary wind demand, their markets are currently reasonable strong.  The US commercial aircraft industry is currently strong.  Freeman is a very small company in a multi-billion dollar industry and as such has less than a 5% market share.  Freeman has a number of key customers with some customer concentration. Freeman is a small company and does rely on a small, core management team for some of its success.

●
Detroit Tool Metal Products Co. (“DMTP”):  DTMP supplies a diverse customer base which is largely comprised by agriculture, construction, and trucking.  DTMP serves the needs of end customers like Case, Deere and Paccar.  The company does have some impact from economic cycles and also from interest rate shifts.  DMTP does have some concentration within a few large customers.  However, its products are spread across diverse end markets.  DTMP does rely on its CEO with no internal replacement identifiable.  The company has a stable executive and operating work force.

●
Magnum Systems, Inc. (“Magnum”):  Magnum supplies a diverse array of end markets and customers with its broad product offering.  The only end market that exceeds 25% of sales is the stable and desirable food sector, and no single customer exceeds 5% of sales.  Magnum has a stable executive team and a strong CEO.  There is reliance on the CEO, as there is no definable replacement in the company.  Magnum is leveraged to a degree and access to capital is important, so interest rate shifts could have an impact on the company.

●
Spectrum Products, LLC (“Spectrum”):  Spectrum is a manufacturer of pool equipment.  The company’s primary focus is on pool access and decking equipment—emphasizing access equipment for the handicapped.  Products manufactured by Spectrum include handicap lifts, lifeguard chairs, ladders, starting platforms and other similar products.  The majority of the products are manufactured using stainless steel.  Spectrum has a diverse customer base and relies on a few key management personnel.  The majority of its customers are commercial.  Spectrum is a significant provider of handicap access equipment that can be affected by government regulations, specifically the implementation and enforcement of the handicap access regulations for public and commercial pools.

●
Superior Holding, Inc. (“Superior”):  Superior supplies large commercial boilers to commercial buildings, churches, schools, and industrial plants.  Superior serves a diverse customer base which includes private commercial buildings as well as municipalities and energy-related industrial plants.  The company is impacted by interest rate shifts and economic cycles, and it has some concentration in sales in the energy side of the business.  On the commercial side, Superior serves a diverse customer base.  Superior does have reliance on the CEO, as there is no identifiable replacement internally, and it has a stable work and administrative work force.

●
Morgan Ohare, Inc. (“Morgan”):  Morgan is very small heat treating and zinc plating company.  Primarily, it heat treats and plates fasteners for the automotive, housing and appliance industries.  Morgan’s processes include barrel and rack plating.  Morgan is a very small company in a very large market and has less than a 5% market share.  Morgan’s industry both nationally and internationally is very competitive.  Some of Morgan’s processes are licensed, and such licensing appears secure.  Morgan’s success is dependent upon a small, core management team.  Morgan’s markets are cyclical.

●
Feed Management Systems, Inc. (“Feed Management”):  Feed Management is a software company providing management and tracking tools to the agricultural market.  The company has signed an agreement with a large agricultural company which may result in their acquisition by this company.  Feed Management is dependent on licensed product for development of its software.  Feed Management is in the development stage of a major upgrade of its products and this development is key to its growth.  The company also relies on a key group of core managers for the successful implementation of its growth strategy.

●
Portrait Display Labs, Inc. (“Portrait”):  Portrait, since 1993, is a leading software developer for display technologies including PCs and Consumer Electronics television platforms.  With its world-leading Display Tune and Pivot software, Portrait has been pioneering On-Screen Display (OSD) management of PC displays as well as software display rotation solutions that provide visual improvement and productivity enhancement applications to display companies globally.  Portrait is a small company and relies on a small core management team and a small core of key products and customers.

CAPITALIZATION

The following table sets forth (i) our unaudited capitalization as of December 31, 2009, and (ii) our capitalization as adjusted to reflect the issuance of 821,541 Rights and corresponding issuance and sale of 821,541 of our shares of Common Stock offered hereby at the Estimated Subscription Price of $1.10 per share.  You should read this table together with “Use of Proceeds” and our statement of assets and liabilities included elsewhere in this Prospectus.

	Actual December 31,2009 (Unaudited)	As Adjusted (Unaudited)

Capital Stock, $0.01 par value, 10,000,000 shares authorized; shares issued and outstanding actual (2,464,621) and as adjusted (3,286,162)	$24,646	$32,862
Additional paid-in capital	$10,158,516	$11,062,211
Accumulated debt	$4,494,625	$4,494,625
	$5,663,891	$6,567,586

THE COMPANY

Directors and Officers

Our business and affairs are managed under the direction of our Board.  Accordingly, our Board provides broad supervision over our affairs, including supervision of the duties performed by our Adviser and Subadviser.  Certain employees of our Adviser are responsible for our day-to-day operations.  The names, ages and addresses of our directors and specified executive officers, together with their principal occupations and other affiliations during the past five years, are set forth below under “Management of the Company—Directors and Officers” in the SAI.  Each director and officer will hold office for a one year term to which he is elected and until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law.  Our Board consists of a majority of directors who are not “interested persons” (as defined in the 1940 Act) of our Adviser, its affiliates or our Subadviser or its affiliates (the “Independent Directors”).

Our Adviser

EAM was founded in 2007 by Travis Prentice, Montie L. Weisenberger and Joshua M. Moss.  EAM’s principals have managed assets under similar strategies as we intend to utilize for the New Portfolio since 1997.  Under the Advisory Agreement, we have paid EAM investment advisory fees in the amounts of $32,921 and $81,525 for Fiscal 2008 and Fiscal 2009, respectively.  In April and May of 2009, EAM voluntarily reduced and then waived its management fee.  EAM will not recoup past management fees.  RCP contributed the operating capital to fund the EAM founders’ business plan and holds a 49% interest in EAM.  Gordon J. Roth, who has served on our Board since 2000, is the Chief Financial Officer of RCP and serves on the Board of Managers of EAM.

Our Subadviser

InvestAmerica is a nationally-recognized private equity/venture capital investment management group whose professionals have over 100 cumulative years of fund management experience. The InvestAmerica brand was founded in 1985 with the establishment of InvestAmerica Venture Group, Inc. Since 1985, InvestAmerica has successfully managed and grown the InvestAmerica related private equity/venture funds with investments throughout the United States.  The InvestAmerica group is headquartered in Cedar Rapids, Iowa with regional offices in Kansas City, Missouri; Vancouver, Washington; Fargo, North Dakota and St. Paul, Minnesota.  InvestAmerica does not act as investment adviser with respect to any other investment company, and our Board is not aware of any financial condition of InvestAmerica that is reasonably likely to impair the financial ability of InvestAmerica to fulfill its commitment to us under the Subadvisory Agreement.  Under prior advisory agreements and the Subadvisory Agreement (as applicable), we paid InvestAmerica investment advisory fees in the amounts of $1,316,421, $441,277, $475,357, $98,763 and $142,279 in fiscal years 2005, 2006, 2007, 2008 and 2009 respectively.

Portfolio Managers

Under the Advisory Agreement and Subadvisory Agreement, representatives of EAM will be responsible for the day-to-day management of the New Portfolio (the “EAM Portfolio Managers”) and representatives of InvestAmerica will be responsible for the day-to-day management of the Existing Portfolio (the “InvestAmerica Portfolio Managers”).

With respect to the New Portfolio, the planned equity investments in publicly-listed, small- and micro-cap companies (up to a maximum of 30% of our total assets) will be managed by Travis Prentice.  The remaining portion the New Portfolio will be governed by the investment decisions of an investment committee consisting of the EAM Portfolio Managers. Buy and sell decisions will be by consensus with Travis Prentice having final decision in case of a split vote.  Each member of the investment committee will have the authority to trim positions (partial buys or sells) to ensure exposures stay in-line with portfolio goals and regulatory requirements.  The EAM Portfolio Managers are as follows:

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Travis T. Prentice.  Mr. Prentice is the President and Chief Investment Officer of EAM, a firm he co-founded in 2007.  In addition, he serves as portfolio manager for the firm’s Micro Cap Growth and Ultra Micro Cap Growth investment strategies. Prior to founding EAM, Mr. Prentice was a Partner, Managing Director and Portfolio Manager with Nicholas-Applegate Capital Management where he had lead portfolio management responsibilities for their Micro and Ultra Micro Cap investment strategies and a senior role in the firm’s US Micro/Emerging Growth team.  He brings over twelve years of institutional investment experience from EAM and Nicholas Applegate where he originally joined in 1997. He holds a Masters in Business Administration from San Diego State University and a Bachelor of Arts in Economics and a Bachelor of Arts in Psychology from the University of Arizona.

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Montie L. Weisenberger.  Mr. Weisenberger is the Senior Vice President and Portfolio Manager of EAM, a firm he co-founded in 2007.  Mr. Weisenberger has primary portfolio management responsibilities for the firm’s Small Cap Growth investment strategy.  Prior to founding EAM, Mr. Weisenberger was a Senior Vice President and Portfolio Manager at

Nicholas Applegate Capital Management where he had lead portfolio management responsibilities for the firm’s Traditional Small-to-Mid Cap Growth strategy and was a senior member of the firm’s US Micro / Emerging Growth team since 2001.  Prior to joining Nicholas Applegate Capital Management, Mr. Weisenberger was a research analyst at Adams, Harkness & Hill, now Cannacord Adams, an emerging growth investment bank located in Boston, MA. Mr. Weisenberger also spent more than five years as a finance and strategic management consultant, most recently as a manager with KPMG, LLP.  Mr. Weisenberger brings more than fourteen years of combined investment management and financial analysis experience to Eudaimonia Asset Management.  He holds a Masters in Business Administration and a Masters in Health Administration from Georgia State University and a Bachelor of Arts in Business Administration from Flagler College.

With respect to follow-on investments in the Existing Portfolio, investment decisions require the approval of three out of four of the InvestAmerica Portfolio Managers.  The InvestAmerica Portfolio Managers are as follows:

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David R. Schroder.  Mr. Schroder has been President, Assistant Secretary and a Director of InvestAmerica since 1994.  In addition, he served as our President and Secretary from April, 2005 to April, 2008 and our Chief Compliance Officer and Treasurer from March, 2004 to April, 2005 and our President, Secretary and a Director from 1994 to 2004.  He received a B.S.F.S. from Georgetown University and an M.B.A. from the University of Wisconsin.

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Robert A. Comey.  Mr. Comey has been Executive Vice President, Treasurer, Assistant Secretary and a Director of InvestAmerica since 1994.  In addition, he served as our Chief Financial Officer, Executive Vice President, Chief Compliance Officer, Treasurer and Assistant Secretary from April, 2005 to April, 2008, our Chief Financial Officer, Executive Vice President, Treasurer and a Director from 1994 to 2004, Director of MorAmerica from 1989-2004, Executive Vice President and Assistant Secretary of MorAmerica from 1994 to 2004 and Treasurer of MorAmerica from 1994 to April, 2005.  He received an A.B. in Economics from Brown University and an M.B.A. from Fordham University.

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Kevin F. Mullane.  Mr. Mullane has been Senior Vice President, Assistant Secretary and a Director of InvestAmerica since 1994.  In addition, he served as our Senior Vice President during the periods from April, 2005 to April, 2008 and 2000-2004 and was Senior Vice President of MorAmerica from 1999 to 2004.  He received an M.B.A. and an M.S. in Business Administration, Emphasis in Accounting, from Rockhurst Jesuit University.

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Michael H. Reynoldson.  Mr. Reynoldson has been Vice President of InvestAmerica since 2001.  In addition, he served as our Vice President from 2008 to 2008, our Senior Vice President from 2000-2004 and as Senior Vice President of MorAmerica from 1999 to 2004.  He received an M.B.A. and an M.S. in Business Administration, Emphasis in Accounting, from Rockhurst Jesuit University.

The section headed “Management of the Company—Portfolio Managers” in the SAI contains additional information about our portfolio managers, including their compensation, other accounts they manage, and their ownership of our securities.

Potential Exit Strategies

With respect to our Existing Portfolio, we generally expect to hold most of our subordinated and mezzanine debt investments until maturity or repayment.  We may, however, if circumstances are favorable, sell our investments earlier if a liquidity event occurs, such as the sale or recapitalization of a portfolio company or, in the case of an equity investment in a company, its initial public offering.  Occasionally and when terms are favorable, we may also sell some or all of our subordinated debt, mezzanine debt or equity interests in a portfolio company to a third party, such as an existing investor in the portfolio company, through a privately negotiated transaction.

With respect to the New Portfolio, we generally expect to hold most of our securities until they have reached fair value and/or the Portfolio Managers believe that our capital would be best utilized in other opportunities.  We generally expect to hold unregistered shares until the securities have been registered on public exchanges or become available to trade over-the-counter.  We may, however, if circumstances are favorable, sell our unregistered shares earlier to a third party through a privately negotiated transaction.

Ongoing Portfolio Company Monitoring

Our Adviser and Subadviser will each closely monitor each investment we make and will maintain a regular dialogue with both the portfolio companies’ management teams and any other significant stakeholders to determine progress relative to meeting the company’s business plan and to assess the appropriate strategic and tactical courses of action for the company.  In addition, representatives of our Adviser and Subadviser may participate in portfolio company board meetings or serve as portfolio company directors, and will monitor portfolio company performance through quarterly valuation procedures discussed elsewhere in this Prospectus.

Managerial Assistance

Our Adviser and Subadviser will each make available, and will provide upon request, significant managerial assistance to our portfolio companies.  This assistance may involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising the management teams of our portfolio companies, assisting in the formulation of their strategic plans, and providing other operational, organizational and financial consultation. Involvement with each portfolio company will vary based on a number of factors.

Investment Valuation

General Valuation Policy

Using procedures established by our Board we value each investment as it is approved for investment and then perform follow up valuation for each portfolio company investment on a quarterly basis.  Investments in securities that are traded in on a stock exchange are valued based on the last quoted sale price on the valuation date (or if no sales occurred on the valuation date, the closing bid price on that date).   Securities traded on the over-the-counter market are valued by taking the bid price on the valuation date.  All other investments are valued at fair value as determined in good faith by the Board.  The Board has determined that such other investments will be valued initially at cost, but such valuation will be subject to quarterly adjustments and on such other interim periods as are justified by material portfolio company events if the Board determines in good faith that cost no longer represents fair value.  Among the factors we consider in determining the fair value of investments are the cost of the investment; developments, including recent financing transactions, since the acquisition of the investment; the financial condition and operating results of the investee; the long-term potential of the business of the investee; market interest rates for similar debt securities and other factors generally pertinent to the valuation of investments.

Valuation Process

The Board  has sole responsibility for determining the fair value of each of the securities we hold.  The fair value for each security is to be determined pursuant to methodologies established solely by Board as set forth in the Valuation Policy adopted August 20, 2008 (the “Valuation Policy”).

The Valuation Policy sets forth the following process to assist the Board in determining the fair value of the securities we hold:

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Investment Team Valuation.  The investment professionals of our Adviser and Subadviser responsible for the portfolio investment (the “Investment Team”) initially propose a fair value for each portfolio company or investment in accordance with the methodologies established by the Board as set forth in the Valuation Policy.  As a part of this process, materials are prepared containing their supporting analysis (the “Investment Team Valuation Report”).

•	Investment Committee Valuation. Our Investment and Valuation Committee reviews the Investment Team Valuation Report and recommend valuations to be considered by the Board.

•
Final Valuation Determination.  The Board considers the recommended valuations of the Investment and Valuation Committee, including supporting documentation and analysis of the Investment Team, and determines the fair value of each investment in good faith.

Personnel

We have no employees, but instead have contracted with EAM pursuant to the Advisory Agreement to provide all management and operating activities.  EAM currently has seven employees who are engaged in performing the duties and functions we require.  These employees are not engaged solely in our activities.  In addition, under the Subadvisory Agreement, InvestAmerica employees provide management and operational support to us with respect to the Existing Portfolio.  InvestAmerica currently has five employees who provide services on to us.  These employees are not engaged solely in our activities.

Properties

Our business activities are conducted from the offices of the Adviser and Subadviser. The use of office facilities, including office furniture, phone services, computer equipment and files, are provided by the Adviser and Subadviser at their expense pursuant to the Advisory Agreement and the Subadvisory Agreement.

TRADING AND NET ASSET VALUE INFORMATION

Net Asset Value Information

The net asset value per share of our outstanding Common Stock is determined quarterly, as soon as practicable after and as of the end of each calendar quarter, by dividing the value of total assets minus liabilities by the total number of shares outstanding at the date as of which the determination is made.  Based on the unaudited balance sheet at December 31, 2009, our net asset value per share was $2.97 per Share.

In calculating the value of our total assets, investments in securities that are traded in on a stock exchange are valued based on the last quoted sale price on the valuation date (or if no sales occurred on the valuation date, the closing bid price on that date).   Securities traded on the over-the-counter market are valued by taking the bid price on the valuation date.  Restricted and other securities for which quotations are not readily available are valued at fair value as determined in good faith by our Board of Directors.  The Board has determined that such investments are valued initially at cost, but such valuation is subject to quarterly adjustments if the Board determines in good faith that cost no longer represents fair value.  The Board values loans and non-convertible debt securities for which there exists no public trading market at cost plus amortized original issue discount, if any, at the time such assets are acquired and thereafter unless adverse factors lead to a determination of a lesser value.  In valuing convertible debt securities and equity securities for which there exists no public trading market, the Board values such investments at cost at the time of acquisition, and quarterly thereafter will determine fair value on the basis of collateral, the issuer’s ability to make payments, its earnings, prevailing interest rates and other pertinent factors.

Please refer to the more detailed discussion of our valuation processes above under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policy and Determination of Net Asset Value.”

Trading Information

Shares of our Common Stock, which are traded on the Nasdaq Capital Market under the symbol “MACC,” have historically traded below net asset value.  The following table sets forth, for our two most recent fiscal years, by quarter, the high and low bid prices as quoted on the Nasdaq Capital Market, the net asset value per share at the end of each quarter and the premium (discount) to net asset value at the end of each quarter.  The Nasdaq bid quotations represent prices between dealers, do not include retail markups, markdowns or commissions, and may not represent actual transactions.

Period	Net Asset Value Per Share	High	Premium (discount) to Net Asset Value	Low	Premium (discount) to Net Asset Value

December 31, 2007	$4.36	$4.20	(4%)	$2.05	(53%)
March 31, 2008	4.18	2.77	(34%)	1.42	(66%)
June 30, 2008	4.39	2.40	(45%)	1.70	(61%)
September 30, 2008	4.23	2.16	(49%)	1.20	(72%)
December 31, 2008	4.31	1.46	(66%)	0.50	(88%)
March 31, 2009	3.75	0.84	(78%)	0.52	(86%)
June 30, 2009	3.27	1.74	(47%)	0.40	(88%)
September 30, 2009	3.17	1.15	(64%)	0.65	(79%)

On September 15, 2009, we received the Notice from the staff of Nasdaq indicating that we were not in compliance with Nasdaq Listing Rule 5550(a)(2) because our Common Stock did not maintain a minimum bid price of $1.00 per share for the preceding 30 consecutive business days.  Since the bid price of our Common Stock has not closed at $1.00 per share or more for a minimum of ten consecutive business days, the Nasdaq staff provided us written notification on March 16, 2010 that we have not complied with the Rule, and accordingly our Common Stock is subject to delisting from the Nasdaq.  In accordance with Nasdaq rules, we filed an appeal of the delisting decision on March 23, 2010.  Such appeal suspends the delisting until Nasdaq’s hearing panel decides whether to grant us additional time to comply with the Rule.  We will conduct our appeal on April 28, 2010, where we intend to present a plan to regain compliance with the Rule.  The Nasdaq hearing panel will then determine whether to grant us additional time to comply with the Rule, and we anticipate receiving such determination approximately 30 days after the hearing.  No assurances can be given that we will be able to satisfy the deficiency under the Rule and that our Common Stock will not be delisted.  The continued listing of our Common Stock is also a condition to our ability to list the Rights on the Nasdaq.  If our Common Stock is delisted by Nasdaq, the trading market for our Common Stock and the Rights would be adversely affected, as price quotations may not be as readily obtainable, which would likely have a material adverse effect on the market price of our Common Stock.  If we are delisted from Nasdaq, we would explore alternative means to provide a market for our Common Stock and the Rights.  An alternative to remain listed on Nasdaq would require the Company to conduct a reverse stock split after the Rights Offering.  Shareholder approval would be required to conduct any reverse stock split.

Dividends and Dividend Reinvestment Plan

We do not currently pay dividends or any other form of distribution or return of net asset value to stockholders and does not make share purchases.  We do not currently have any type of dividend reinvestment plan.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The U.S. federal income tax consequences to holders of Common Stock with respect to the Offering will generally be as follows:

•	The distribution of Rights to Record Date Stockholders will not result in taxable income to such holders nor will such holders realize taxable income as a result of the exercise of the Rights.

•
The basis of a Right will be (i) to a holder of Common Stock to whom it is issued and who exercises or sells the Right is expected to be zero, since the fair market value of the Right immediately after issuance is expected to be less than 15% of the fair market value of the Common Stock with regard to which it is issued (unless the holder elects, by filing a statement with his timely filed income tax return for the year in which the Rights are received, to allocate the basis of the Common Stock between the Right and the Common Stock based on their respective fair market values immediately after the Right is issued); (ii) to a holder of Common Stock to whom it is issued and who allows the Right to expire, zero; and (c) to anyone who purchases a Right in the market, the purchase price for a Right.

•	The holding period of a Right received by a Record Date Stockholder includes the holding period of the Common Stock with regard to which the Right is issued.

•
Any gain or loss on the sale of a Right will be treated as a capital gain or loss if the Right is a capital asset in the hands of the seller. Such a capital gain or loss will be long-term or short-term, depending on whether the Right has been held for more than one year, after giving effect to the rule set forth in the preceding bullet point. A Right issued with regard to Common Stock will be a capital asset in the hands of the person to whom it is issued if the Common Stock was a capital asset in the hands of that person. If a Right is allowed to expire, there will be no loss realized unless the Right had been acquired by purchase, in which case there will be a loss equal to the basis in the Right.

•	If the Right is exercised by the Record Date Stockholder, the basis of the Common Stock received will include the basis, if any, allocated to the Right and the amount paid upon exercise of the Right.

•	If the Right is exercised, the holding period of the Common Stock acquired begins on the date the Right is exercised.

The foregoing is only a summary of applicable federal income tax laws and does not include any state or local tax consequences of the Offering. Holders of Rights should consult their own tax advisors concerning the tax consequences of the Offering.

Taxation of the Company

Prior to our inception, our predecessor and our affiliates accumulated substantial net operating loss carryforwards for federal income tax purposes.  At September 30, 2009, we had net operating carryforwards for federal income tax purposes of approximately $15 million, which are available to offset future federal taxable income, if any, through 2029.  These carryforwards will begin to expire if not used by September 30, 2020.

We anticipate utilizing these net operating loss carryforwards for a number of years.  However, certain changes in ownership may cause a limitation on our ability to utilize the carryforwards under Internal Revenue Code Section 382.  Once we have utilized our carryforwards to the fullest extent possible, we may make an election to be treated as a regulated investment company under Subchapter M of the Code.  RIC treatment essentially means that certain income is taxed at the stockholder level only with no tax at the corporate level, although certain built-in gains at the time of the election may be subject to a corporate level tax at the Company.

Taxation of Stockholders

Overview:

We do not have a dividend distribution policy, and do not currently pay to our stockholders a minimum annual distribution but, rather, we retain all income after taxes and expenses to reduce debt or fund additional investments and thus create capital appreciation.  We have paid no dividends in cash to our stockholders since inception in 1995.  The return to holders of our Common Stock is thus anticipated to be long-term and capital in nature.  The Board will, however, consider payment of dividends in the future and reserves the right to do so without stockholder approval.

Any distributions paid to stockholders by us from our ordinary income or its net capital gains (“Regular Dividends”) will be taxable to stockholders as ordinary income to the extent of our current or accumulated earnings and profits. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of a stockholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute either short-term or long-term capital gains (depending on a stockholder’s holding period for his shares), assuming the shares are held as capital assets.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (“JGTRRA”), special rules apply to Regular Dividends paid to individual stockholders. Such Regular Dividends, with respect to taxable years beginning on or after January 1, 2003 and ending on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (which under the JGTRRA have been reduced to a maximum rate of 15% with respect to long-term capital gains recognized in taxable years ending on or after May 6, 2003 and before taxable years beginning after December 31, 2008), provided that the individual stockholder meets certain holding period requirements. The Tax Increase Prevention and Reconciliation Act of 2005 extended the 15% dividend tax rate through December 31, 2010. The maximum long-term capital gains rate of 15% will generally apply to such portion of the Regular Dividends paid by us to an individual stockholder in a particular taxable year.

Corporate stockholders which are otherwise eligible to claim the dividends received deduction under section 243 of the Code can deduct 70% of such portion of a dividend as is received with respect to their Shares as represent their proportionate share of the eligible dividend income distributed by us. Capital gains dividends do not qualify for the dividends received deduction under section 243 of the Code.

Sale of Shares:

On a sale of shares, a stockholder will realize taxable gain or loss depending upon the amount realized on the sale and the stockholder’s basis for the shares. That gain or loss will be treated as capital gain or loss if the stockholder held the shares as capital assets and will be long-term capital gain or loss if the shares were held for more than one year. Any such loss will be disallowed to the extent the shares that were disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on the sale of shares held for six months or less will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received by the stockholder on those shares or any undistributed capital gains.

Backup Withholding

We are required to withhold federal income tax at the rate of 28% on all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other noncorporate stockholders who fail to provide us with certain information, including their correct taxpayer identification number, or who otherwise (with respect to dividends and capital gain distributions) are subject to backup withholding under section 3406 of the Code. Any amount withheld under the backup withholding provisions may be credited against a stockholder’s U.S. federal income tax liability.

Foreign Withholding Taxes Imposed On Us

Income received by us from sources within foreign countries, and gains realized on foreign securities, may be subject to withholding and other taxes imposed by such countries, which would reduce our yield and/or total return. Tax conventions between certain countries and the United States may reduce or eliminate such taxes, and many foreign countries do not impose taxes on capital gains from investments by foreign investors. It is impossible to determine the rate of foreign tax in advance, because the amount of our assets to be invested in various countries is not known.

Foreign Stockholders

Regular Dividends distributed by us to non-U.S. stockholders (which generally would include non-resident alien individuals, foreign trusts and estates, foreign corporations, and foreign partnerships, in each case as defined in section 7701 of the Code) will be subject to U.S. withholding taxes imposed at a flat rate of 30%, unless either (i) such non-U.S. stockholder is entitled to an exemption from, or reduced rate of, withholding under an applicable income tax treaty, or (ii) such Regular Dividends constitute income “effectively connected” with the conduct of a trade or business within the United States (or, if required under an applicable income tax treaty, are attributable to the conduct of a trade or business carried on within the United States through a “permanent establishment”) in respect of which the non-U.S. stockholder will be subject to U.S. federal income taxes on its net income at applicable graduated rates. In order to claim an exemption from, or reduced rate of, withholding under an applicable income tax treaty with respect to Regular Dividends not subject to U.S. income tax on a net income basis, a non-U.S. stockholder will be required to furnish generally a U.S. Internal Revenue Service (“IRS”) Form W-8 BEN, and such other information and documentation as is required under the instructions to the Form W-8 BEN and applicable regulations prescribed by the IRS, at the times and in the manner set forth therein. In the case of Regular Dividends that are “effectively connected” with conduct of a trade or business within the U.S. (or, if required under an applicable income tax treaty, are attributable to a trade or business carried on within the U.S. through a “permanent establishment”), a non-U.S. stockholder in order to demonstrate its exemption from withholding taxes will be required to provide an IRS Form W-8 ECI, and such other information and documentation as is required under the instructions to the Form W-8 ECI and applicable regulations prescribed by the IRS, at the times and in the manner set forth therein. In addition, by providing an applicable Form W-8, a non-U.S. stockholder identifies himself as being a foreign rather than a U.S. person and, therefore, exempt from backup withholding discussed above.

Non-U.S. stockholders will not be subject either to U.S. federal income taxes or withholding taxes in respect of Capital Gains Dividends, or gains on the sale or exchange of their Shares, unless either (i) such gain is “effectively connected” with the conduct of a U.S. trade or business, or (ii) in the case of an individual, such non-U.S. stockholder is present in the U.S. for 183 days or more during the taxable year.

Other Tax Considerations

The foregoing is only a summary of some of the important federal tax considerations affecting us and our stockholders.  Distributions may also be subject to state, local and foreign taxes, depending on each stockholder’s particular situation. Prospective stockholders thus are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in us.

The following discussion is a summary of certain U.S. federal income tax considerations affecting us and our stockholders.  The discussion reflects applicable federal income tax laws of the U.S. as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS), possibly with retroactive effect.  No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting us and our stockholders (including stockholders owning large positions in us).  The discussion set forth herein does not constitute tax advice.  Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in us.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, REIT, insurance company, RIC, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor (except to the extent discussed below under “U.S. Federal Income Tax Considerations for Non-U.S. Stockholders).  Furthermore, this discussion does not reflect possible application of the alternative minimum tax.  Unless otherwise noted, this discussion assumes the Common Stock are held by U.S. persons and that such shares are held as capital assets.

Distributions paid to you by us from our investment company taxable income are generally taxable to you as ordinary income to the extent of our earning and profits.  If we make the RIC election, such distributions (if designated by us) may qualify (provided holding period and certain other requirements are met) (i) for the dividends received deduction in the case of corporate stockholders under Section 243 of the Code to the extent that our income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or REITs or (ii) in the case of individual stockholders for taxable years beginning on or prior to December 31, 2010, as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Code (which provided for a minimum 15% rate) to the extent that we receive qualified dividend income, and provided in each case certain holding period and other requirements are met.  Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States).  A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Distributions made to you from an excess of net long-term capital gain over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by the Company, are taxable to you as long-term capital gain if they have been properly designated by us, regardless of the length of time you have owned our Common Stock.  The maximum tax rate on capital gain dividends received by individuals is generally 15% (5% for individuals in lower brackets) for such gain realized before January 1, 2011.  Distributions in excess of our earnings and profits will be treated by you, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to you (assuming the shares are held as a capital asset).  Under current law, the maximum 15% tax rate on long-term capital gains and qualified dividend income will cease to apply for taxable years beginning after December 31, 2010; beginning in 2011, the maximum rate on long-term capital gains is scheduled to revert to 20%, and all ordinary dividends (including amounts treated as qualified dividends under the law currently in effect) would be taxed as ordinary income.  Generally, not later than 60 days after the close of its taxable year, we will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

Sales and other dispositions of our Common Stock generally are taxable events.  You should consult your own tax adviser with reference to your individual circumstances to determine whether any particular transaction in the our Common Stock is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions.  The sale or other disposition of shares of the Company will generally result in capital gain or loss to you equal to the difference between the amount realized and your adjusted tax basis in the Common Stock sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale.  Any loss upon the sale or exchange of common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such shares.  A loss realized on a sale or exchange of shares of the Company generally will be disallowed if other substantially identical common shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations.  For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum of 35%, while long-term capital gain generally will be taxed at a maximum rate of 15%.  Capital losses are subject to certain limitations.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Company. If we pay you a dividend in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Company and received by you on December 31 of the year in which the dividend was declared.

Although the Board will consider payment of dividends in the future and reserves the right to do so without stockholder approval, we presently retain for reinvestment all net capital gains.  We may designate such retained amounts as undistributed capital gains in a notice to stockholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by us on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  If such an event occurs, the tax basis of shares owned by a stockholder of the Company will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the stockholder’s gross income and the tax deemed paid by the stockholders.

We are required in certain circumstances to backup withhold at a current rate of 28% on taxable dividends and certain other payments paid to non-corporate holders of our shares who do not furnish us with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax.  Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

U.S. Federal Income Tax Considerations for Non-U.S. Stockholders

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to a Non-U.S. stockholder.  A Non-U.S. stockholder is a beneficial owner of shares of our Common Stock other than a U.S. stockholder.  A U.S. stockholder is a beneficial owner of shares of our Common Stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•
a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	a trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. stockholders have the authority to control all of its substantial decisions.

This summary does not purport to be a complete description of the income tax considerations for a Non-U.S stockholder.  For example, the following does not describe income tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws.  This summary does not discuss any aspects of U.S. estate or gift tax or state or local tax.

As indicated above, we may in the future elect to be treated as a RIC for U.S. Federal income tax purposes.  As a RIC, distributions of our “investment company taxable income” to Non-U.S. Stockholders would be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the Non-U.S. stockholder, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. persons.  In the case that the income is treated as effectively connected with a U.S. trade or business, we would not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements.  Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our Common Stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax (i) unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or (ii) the Non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied.

If we distributes its net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed.  In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.  For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty).

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.  Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our Common Stock.

The foregoing is a general and abbreviated summary of the provisions of the Code and the treasury regulations in effect as they directly govern the taxation of the Company and its stockholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Stockholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

REGULATION

We have elected to be regulated as a BDC under the 1940 Act and accordingly are subject to the regulations and restrictions described below.  A BDC is a unique kind of investment company that primarily focuses on investing in or lending to private companies and providing managerial assistance to them.  A BDC generally provides stockholders with the ability to retain the liquidity of a publicly-traded security, while sharing in the possible benefits of investing in privately-held or thinly traded public and privately-owned companies. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their directors and officers and principal underwriters and certain other related persons, and the 1940 Act requires that a majority of our Board consist of Independent Directors.

Qualifying Assets

Under the 1940 Act, we may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, or “qualifying assets,” unless at the time the acquisition is made, qualifying assets represent at least 70% of our total assets.  Generally speaking, the principal categories of qualifying assets relevant to our business are the following:

•
Securities purchased in transactions not involving any public offering from the issuer of the securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company.  An “eligible portfolio company” is defined in the 1940 Act as any issuer that:

▪	is organized under the laws of, and has its principal place of business in, the United States; and
▪	is not an investment company (other than an SBIC wholly-owned by the BDC) or a company that would be an investment company but for certain exceptions under the 1940 Act; and
▪	satisfies any of the following:

▪	does not have any class of securities with respect to which a broker or dealer may extend margin credit;
▪	is controlled by a BDC or a group of companies including a BDC, and the BDC has an affiliated person who is a director of the eligible portfolio company;
▪	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million; or
▪
does not have any class of securities listed on a national securities exchange; except that an eligible portfolio company may have a class of securities listed on a national securities exchange, so long as its market capitalization—computed by use of the price at which the issuer’s common equity was last sold, or the average price of the bid and asked prices of such common equity, in the principal market for such common equity as of a date within 60 days prior to the date of acquisition by the BDC—is below $250,000,000.

•	Securities of any eligible portfolio company that we control.

•	Securities purchased in a private transaction from a U.S. issuer that is not an investment company and is in bankruptcy and subject to reorganization.

•
Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•	Securities received in exchange for, or distributed on or with respect to, securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

•	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

•
Securities purchased in transactions not involving any public offering from an issuer, or from any person who is an officer or employee of the issuer, if (A) the issuer (i) is organized under the laws of, and has its principal place of business in, the United States, (ii) is not an investment company (other than a SBIC wholly owned by the BDC) or a company that would not be an investment company but for certain exceptions under the 1940 Act), and (iii) is not an eligible portfolio company because it has a class of securities listed on a national securities exchange, and (B) at the time of such purchase we own at least (i) 50% of the greatest number of equity securities of such issuer and securities convertible into or exchangeable for such securities and 50% of the greatest amount of debt securities of such issuer held by us at any point in time during the period when such issuer was an eligible portfolio company, and (ii) we are one of the 20 largest holders of record of such issuers outstanding voting securities.

We may invest up to 30% of our total assets in assets that are non-qualifying assets and are not subject to the limitations referenced above.  These investments may include, among other things, investments in high yield bonds, bridge loans, distressed debt, commercial loans, private equity, securities of non-qualifying public companies or secondary market purchases of otherwise qualifying assets.  If the value of non-qualifying assets should at any time exceed 30% of our total assets, we will be precluded from acquiring any additional non-qualifying assets until such time as the value of our qualifying assets again equals at least 70% of our total assets.  See “Risk Factors — If our investments are deemed not to be qualifying assets, we could lose our status as a BDC or be precluded from investing according to our current business plan.”

Significant Managerial Assistance

Under the 1940 Act, a BDC must be organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above.  However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, a BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) “significant managerial assistance,” as defined in the 1940 Act.  Making available significant managerial assistance means, among other things, any arrangement whereby a BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring or portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers, or other organizational or financial guidance.  We offer and will continue to offer to provide significant managerial assistance to each of our portfolio companies as required under the 1940 Act.  In addition, we may in the future charge for providing such managerial assistance.

Temporary Investments

Pending investments in other types of qualifying assets, as described above, a BDC’s investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment.  There is no other percentage restriction on the proportion of our assets that may be so invested.

Determination of Net Asset Value

The net asset value per share of our outstanding Common Stock will be determined quarterly, as soon as practicable after, and as of the end of, each fiscal quarter.  The net asset value per Share will be equal to the value of our total assets minus liabilities and any preferred securities outstanding, divided by the total number of Shares outstanding at the date as of which such determination is made.  Fair value is determined in good faith by our Board pursuant to a valuation policy.  See “Investment Policies and Techniques—Valuation Process,” and “Determination of Net Asset Value” in the SAI.

Senior Securities (Leverage); Coverage Ratio

We are permitted, only under specified conditions, to issue multiple classes of indebtedness and one class of security senior to our Shares if our asset coverage, as defined in the 1940 Act, is equal to at least 200% immediately after each such issuance.  Under the 1940 Act asset coverage test, the value of our assets (less all liabilities and indebtedness not represented by senior securities) must be at least twice that of any outstanding senior securities (plus the aggregate involuntary liquidation preference of any preferred stock).  In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase.  Since we do not intend to incur additional debt or issue preferred stock in the next twelve months, we do not believe that the 1940 Act asset coverage requirements will impact our ability to implement our new investment strategies.  For a discussion of the risks associated with any issuance of debt or senior securities, which is referred to as “leverage,” see “Risk Factors — Risks Related to Our Operations.”

Derivative Securities

The 1940 Act limits the amount of derivative securities that we may issue and the terms of such securities.  We do not have, and do not anticipate having, outstanding derivative securities relating to our Shares.

Code of Ethics

The Company, the Adviser and the Subadviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act, which is applicable to the officers, Directors and designated employees of the Company, the Adviser and the Subadviser (collectively, the “Codes of Ethics”).  Subject to certain limitations, the Codes of Ethics permit those officers, Directors and designated employees of the Company, the Adviser and the Subadviser (the “Covered Persons”) to invest in securities, including securities that may be purchased or held by us.  The Codes of Ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Covered Persons and the interests of the investment advisory clients of the Adviser and the Subadviser such as us.  Among other things, the Codes of Ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions may not be made in certain securities, and requires submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions.  Exceptions to these and other provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.  The Codes of Ethics are also available on the EDGAR database on the SEC’s internet site at www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and safeguarding their non-public personal information.  The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us.  We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as required by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent).  We restrict access to non-public personal information about our stockholders to employees of our Adviser and Subadviser with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Compliance Policies and Procedures

We have written policies and procedures reasonably designed to prevent violation of the federal securities laws, and are required to review these compliance policies and procedures annually for adequacy and effective implementation and to designate a Chief Compliance Officer to be responsible for administering the policies and procedures.  Derek Gaertner has been appointed by our Board to serve as our Chief Compliance Officer.

Exchange Act Compliance

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items, including the provisions of the Sarbanes-Oxley Act of 2002 (“SOX”) requiring reports on Section 404 internal controls over financial reporting.

Sarbanes-Oxley Act of 2002

SOX imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•
pursuant to Rule 13a-15 of the Exchange Act, our management must prepare a report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

•
pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

SOX requires us to review our current policies and procedures to determine whether we comply with SOX and the regulations promulgated thereunder.  We will continue to monitor our compliance with all regulations that are adopted under SOX and will take actions necessary to ensure that we so comply.

Withdrawal

We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC, unless authorized by vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act.  The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at such meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy, or (ii) 50% of our voting securities.

Other

We may be periodically examined by the SEC for compliance with the 1940 Act.  We maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement, which bond covers our officers, the Adviser and the Subadviser.  We will not protect any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

DESCRIPTION OF CAPITAL STOCK

We are authorized to issue up to 10,000,000 shares of Common Stock, $.01 par value per share.  As of December 31, 2009, we have 2,464,621 shares of Common Stock issued and outstanding.  Our Board may, without any action by our stockholders, amend our Certificate of Incorporation from time to time to increase or decrease the aggregate number of shares of Common Stock or the number of shares of Common Stock that we have authority to issue.  Under Delaware law, our stockholders generally are not liable for our debts or obligations.

The following table provides information about our outstanding capital stock as of December 31, 2009:

Title of Class	Amount Authorized	Amount Held by the Company or for its Account	Amount Outstanding
Common Stock …………………………………………………………………………………	10,000,000	0	2,464,621

The holders of Common Stock are entitled to one vote per share on all matters submitted for action by the stockholders. There is no provision for cumulative voting rights with respect to the election of directors. Accordingly, although no individual holder as of owns more than 50% of the shares of Common Stock, a small number of holders whose combined share total is greater than 50% can, if they choose to do so, elect all of the directors.  In such event, the holders of the remaining shares will not be able to elect any directors. The holders of Shares of Common Stock are entitled to receive dividends, when, as and if declared by the Board, out of funds legally available therefore. In the event of liquidation, dissolution or winding up of the Company, the holders of Common Stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the Common Stock. Holders of shares of Common Stock, as such, have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the Common Stock. All of the outstanding shares of Common Stock are, and the shares of Common Stock offered hereby, when issued against the consideration set forth in this Prospectus, will be, fully-paid and non-assessable.

Section 203 of the Delaware Corporation Law

We are subject to the “business combination” statute of the Delaware General Corporation Law.  In general, this statute prohibits a publicly held Delaware corporation from engaging in various “business combination” transactions with any “interested stockholder,” unless (i) the transaction is approved by the Board prior to the date the interested stockholder obtained such status, (ii) upon the consummation of the transaction which resulted in the stockholder becoming an “interested stockholder,” the “interested stockholder” owned at least 85 percent of the voting stock of the Company outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding, those shares owned by (a) persons who are directors and also officers and (b) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to such plans will be tendered in a tender or exchange offer, or (iii) on or subsequent to such date the “business combination” is approved by the Board and authorized at an annual or special meeting of the stockholders by the affirmative vote of 66 2/3 percent of the outstanding voting stock that is not owned by the “interested stockholder.”  A “business combination” includes mergers, asset sales and other transactions resulting in financial benefit to a stockholder.  An “interested stockholder” is a person who, together with affiliates and associates, owns (or within three years, did own) 15 percent or more of a corporation’s voting stock.  The statute could prohibit or delay mergers or other takeover or change in control attempts with respect to us and, accordingly, may discourage attempts to acquire us.

EXPERTS

The financial statements of MACC Private Equities Inc. as of September 30, 2009 and 2008, and for each of the years in the three-year period ended September 30, 2009, have been included herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.  The audit report covering the September 30, 2009, financial statements contains an explanatory paragraph that states that the Company does not have sufficient cash on hand to meet current obligations, which raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of that uncertainty.

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND REGISTRAR

Pursuant to the Advisory Agreement, we have engaged EAM to perform the administrative services necessary for our operation, including without limitation providing us with equipment, clerical, book keeping, fund accounting and record keeping services.  These services are included in the Management Fee we pay our Adviser equal to 0.10% of our Assets Under Management.  The address of EAM is 580 2nd Street, Suite 102, Encinitas, California 92024.  Our securities and other assets respecting the Existing Portfolio are held under a custody agreement with CRB&T, whose address is 500 1st Ave. NE, Suite 100, Cedar Rapids, IA 52401.  We intend to engage a second custodian for the safekeeping of our New Portfolio assets upon completion of this Offering.  The transfer agent and registrar for our Common Stock is BNY Mellon Shareowner Services, whose address is 480 Washington Boulevard, 27th Floor, Jersey City, New Jersey 07310.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Husch Blackwell Sanders LLP, 1620 Dodge Street, Suite 2100, Omaha, Nebraska 68102-1504.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our Common Shares and Rights offered by this Prospectus. The registration statement contains additional information about us, the Rights and our Common Shares being offered by this Prospectus.  We will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act.  You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this Prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F. Street, N.E., Washington, D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC maintains an internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov.  Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

821,541 Shares of Common Stock

Issuable upon the Exercise of Transferable Rights to Subscribe for such Shares

_______________

PROSPECTUS

_______________

__, 2010

SUBJECT TO COMPLETION
PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 14, 2010

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

MACC Private Equities Inc.

STATEMENT OF ADDITIONAL INFORMATION

__, 2010

MACC Private Equities Inc., a Delaware corporation (the “Company,” “we” or “us”), a non-diversified, closed-end management investment company that has elected to be treated as a Business Development Company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

This Statement of Additional Information (“SAI”), relating to the Company’s issuance of Rights to purchase its Common Stock, does not constitute a prospectus, but should be read in conjunction with our Prospectus relating thereto dated ___, 2010.  This SAI does not include all information that a prospective investor should consider before acquiring the Rights and purchasing Common Shares, and investors should obtain and read our Prospectus prior to acquiring the Rights and purchasing Common Shares.  A copy of the Prospectus may be obtained without charge from us by calling (760) 479-5075.  You also may obtain a copy of our Prospectus on the Securities and Exchange Commission’s web site (www.sec.gov).

The information in this SAI is not complete and may be changed.  We may not issue the Rights or Common Stock until our registration statement, of which the Prospectus and this SAI form a part, is declared effective by the SEC.  This SAI is not an offer to sell either the Rights or our Common Stock and we are not soliciting an offer to buy the Rights or our Common Stock in any state where such offer or sale is not permitted.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by us.  The Prospectus and this SAI do not constitute an offering by us in any jurisdiction in which such offering may not lawfully be made.  Capitalized terms not defined herein are used as defined in the Prospectus.  This SAI is dated __, 2010.

TABLE OF CONTENTS

Use of Proceeds …………………………………………………………………………………………………………………………………………………	S-1

Investment Objective and Policies ……………………………………………………………………………………………………………………………	S-1

Management of the Company …………………………………………………………………………………………………………………………………	S-4

Portfolio Transactions and Brokerage …………………………………………………………………………………………………………………………	S-20

Certain Provisions of Our Certificate of Incorporation and Bylaws and the Delaware Corporation Law ………………………………………………	S-21

Net Asset Value …………………………………………………………………………………………………………………………………………………	S-23

Proxy Voting Policies ……………………………………………………………………………………………………………………………………………	S-24

Independent Registered Public Accounting Firm ……………………………………………………………………………………………………………	S-24

Administrator, Custodian, Transfer Agent and Registrar ……………………………………………………………………………………………………	S-24

Additional Information …………………………………………………………………………………………………………………………………………	S-24

Index to Financial Statements ……………………………………………………………………………………………………………………………………	S-25

Report of Independent Registered Public Accounting Firm …………………………………………………………………………………………………	F-1

USE OF PROCEEDS

The net proceeds from the sale of our shares of Common Stock in this Offering (assuming purchased at the Estimated Subscription Price) will be approximately $813,695 after deducting our offering expenses, totaling $90,000, paid by us.  We will invest the net proceeds in securities consistent with the following strategy for New Portfolio investments.  We will seek capital appreciation by making direct equity investments in small public companies that are eligible for BDC investment.  These investments will be in small- and micro-cap growth companies benefiting from positive fundamental change.  These investments will primarily be in the form of Pipes and registered direct offerings.  We also intend to invest in small- and micro-cap growth companies that are listed and will be purchased on the national exchanges.  We anticipate that substantially all of the net proceeds of this Offering will be used as described above, within three months; however, it could take a longer time to invest substantially all of the net proceeds.  We may also allocate a portion of the net proceeds for operating expenses.  We have not allocated any portion of the net proceeds of this Offering to any particular investment. Pending such uses and investments, we expect to invest proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

Our objective is to provide stockholders with long-term capital appreciation by making new equity investments primarily in small- and micro-cap companies that qualify for investment by a BDC under the 1940 Act while efficiently liquidating and maximizing the value of the Existing Portfolio. We will seek capital appreciation by primarily making direct equity investments in small public companies that are eligible for BDC investment.

Non-Fundamental Investment Policies

We have adopted the following additional non-fundamental investment policies.  These policies may be changed from time to time by the Board, except that our election to be regulated as a BDC may not be revoked without the approval of the holders of a majority of our Common Stock.

Short-Term Investment Policies

Our short-term investments are placed in the following investment instruments that mature in one year or less from the date of investment: short term treasury bills; insured certificates of deposit in principal amounts not to exceed $100,000; securities issued by U.S. government, consisting of agency issues backed by the full faith and credit of the federal government with maturities not to exceed one year; commercial paper rated Al or P1; high quality repurchase contracts relating to government backed securities; or money market funds investing primarily in short-term U.S. government securities.

Long Term Investment Policies

Under normal circumstances and subject to our BDC limitations, with respect to the New Portfolio, we intend to invest the following percentages of our total assets in the following types of securities:

●	up to 100% in restricted securities purchased directly from issuers, all of which may be illiquid securities;
●	up to 100% in small companies which may not have access to traditional means of financing, through Pipes and registered direct offerings permissible for BDCs under the 1940 Act;
●	up to 30% in equity positions of promising companies that are publicly-listed, with a focus on small- and micro-cap companies; and
●	up to 10% in private companies.

Our ability to achieve the above percentages of investments will initially be dependent upon the pace at which we are able to liquidate our Existing Portfolio and raise additional assets to invest.

Under normal circumstances and subject to BDC limitations, (i) we will not invest more than 25% of our total assets in the securities of any single issuer, except with respect to other registered investment companies, (ii) we will not purchase more than three percent of the total outstanding stock of any issuer, (iii) we will not invest more than five percent of the value of our total assets in any single issuer, (iv) we will not invest more than ten percent of the value of our assets in securities of other issuers in the aggregate, and (v) we will not utilize derivative instruments for speculative purposes.

In making investments and managing our portfolio, we also presently intend to adhere to the following policies.

●	We will seek to at all times conduct its business so as to retain its status as a BDC. See “Regulation—Qualifying Assets” in the Prospectus.

●
We will not make any investment in the securities of any private company if, after giving effect to that investment, the value of all the securities of that company held by us will exceed ten percent of the value of our total assets.

●
We may borrow money and issue senior securities to the extent that the 1940 Act permits a BDC to do so, for the purpose of making investments, or for temporary or emergency purposes.  At December 31, 2009, we had an outstanding principal amount of $4,494,625 under the Term Loan from CRB&T and are permitted to borrow up to $500,000 under the Revolving Loan, though we have not presently made any drawings under the Revolving Loan and do not intend to make any such drawings in the next twelve months.  We may also issue and sell senior securities, subject to 1940 Act limitations, but do not intend to do so in the next twelve months.  See “Regulation—Senior Securities (Leverage); Coverage Ratio” in the Prospectus.  For the risks associated with the resulting leverage, see “Risk Factors” in the Prospectus.

●
We will not (i) act as an underwriter of securities of other issuers (except to the extent that it may be deemed an “underwriter” of securities purchased, by it that must be registered under the 1933 Act before they may be offered or sold to the public); (ii) purchase or sell real estate or interests in real estate or real estate investment trusts (except that we may purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments, and may own the securities of companies or participate in a partnership or partnerships that are in the business of buying, selling or developing real estate); (iii) purchase securities on margin (except to the extent that it may purchase securities with borrowed money); (iv) write or buy put or call options (except to the extent of warrants or conversion privileges in connection with its growth financing and management buyout investments, and rights to require the issuer of such investments or their affiliates to repurchase them under certain circumstances); (v) engage in the purchase or sale of commodities or commodity contracts, including futures contracts; or (vi) acquire more than three percent of the voting stock of, or invest more than five percent of its total assets in any securities issued by, any other investment company, except as they may be acquired as part of a merger, consolidation or acquisition of assets.  As with other investment policies, these policies may be changed without stockholder approval (except that our BDC election may not be changed without stockholder consent).

As used for the purpose of each nonfundamental investment policy above, the term “total assets” includes assets obtained through leverage.  Unless otherwise stated, these investment restrictions apply at the time of purchase, and we will not be required to reduce a position due solely to market value fluctuations.

Fundamental Investment Policies

The following are our fundamental investment limitations set forth in their entirety. We may not:

●
issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder (the 1940 Act permits, for example, a BDC to issue senior securities, provided its asset coverage is sufficient);

●
borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder (the 1940 Act permits, for example, a BDC to borrow money, provided its asset coverage is sufficient);

●
make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder (the 1940 Act permits, for example, a BDC to make loans to officers to purchase its securities as part of an executive compensation plan or to companies under common control with the BDC);

●
underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities held in our portfolio;

●
purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that we may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

●
purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

Other Policies

With respect to the Existing Portfolio, we are focused on liquidating the Existing Portfolio investments in a manner designed to seek maximum value.  Although we are no longer pursing the strategies used in acquiring the Existing Portfolio, we retain the right to make follow-on investments in Existing Portfolio companies to protect any current investment.

Leverage

Once the proceeds of the Offering have been substantially invested in securities that meet our investment objective, we may decide to fund continued investment activities through the borrowing of additional money which represent the leveraging of our Common Stock, though we do not intend to issue either preferred stock or senior securities in the next twelve months.  The issuance of additional Common Stock would enable us to increase the aggregate amount of our leverage.  Presently, we do not anticipate using leverage in New Portfolio activities.  However, we reserve the right at any time, if we believe that market conditions are appropriate, to use leverage to the extent permitted by the 1940 Act (50% of total assets for preferred stock and 33.33% of our total assets for debt securities).

We are permitted, only under specified conditions, to issue multiple classes of indebtedness and one class of security senior to our Shares if our asset coverage, as defined in the 1940 Act, is equal to at least 200% immediately after each such issuance.  Under the 1940 Act asset coverage test, the value of our assets (less all liabilities and indebtedness not represented by senior securities) must be at least twice that of any outstanding senior securities (plus the aggregate involuntary liquidation preference of any preferred stock).  In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase.  We do not intend to incur additional debt or issue preferred stock in the next twelve months.  For a discussion of the risks associated with any issuance of debt or senior securities, which is referred to as “leverage,” see “Risk Factors — Risks Related to Our Operations” in the Prospectus.

As of December 31, 2009, we are leveraged through borrowings under the Term Loan in the outstanding principal amount of $4,494,625, or 27.4% of our total assets (including the proceeds of such leverage).  Our asset coverage ratio as of December 31, 2009 was 269%.   We anticipate that we will eliminate all leverage upon the full liquidation of the Existing Portfolio.

The use of leverage creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time creates special risks that may adversely affect common stockholders.  Because our Adviser’s fee is based upon a percentage of our total assets, which includes borrowing proceeds, our Adviser’s fee will be higher when we are leveraged.  Therefore, our Adviser has a financial incentive to use leverage, which will create a conflict of interest between our Adviser and our common stockholders, who will bear the costs and risks of our leverage.  There can be no assurance that a leveraging strategy, if employed, would be successful during any period in which it is used.  The use of leverage involves risks, which can be significant.

We do not anticipate utilizing interest rate transactions for hedging purposes to attempt to reduce the interest rate risk arising from our current or potential use of leverage.

Portfolio Turnover

Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances.  Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for us. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that we bear.

Brokerage Allocation and Other Practices

Subject to policies established by our Adviser and approved by our Board, we do not expect to execute transactions through any particular broker or dealer, but we will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities.  While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly on brokerage or research services provided to us.  In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

MANAGEMENT OF THE COMPANY

Directors and Executive Officers

Our business and affairs are managed under the direction of our Board.  Accordingly, our Board provides broad supervision over our affairs, including supervision of the duties performed by our Adviser and Subadviser.  Certain employees of our Adviser are responsible for our day-to-day operations.  The names, ages and addresses of our Directors and specified executive officers, together with their principal occupations and other affiliations during the past five years, are set forth below.  Each Director and officer will hold office for a one year term to which he or she is elected and until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law.  Our Board consists of a majority of Independent Directors.  The Director who is an “interested person” (as defined in the 1940 Act) is referred to as an “Interested Director.”  The address for all officers and Directors is 580 2nd Street, Suite 102, Encinitas, California 92024.  None of our Directors or officers serve, or have served in the last five years, as a director for any other company which (i) has a class of securities registered under section 12 of the Exchange Act, (ii) is subject to section 15(d) of the Exchange Act, or (iii) is registered as an investment company under the 1940 Act; and we only have one investment portfolio.

Directors:

Name and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Gordon J. Roth, 55†	Director	Since 2000
CFO and Chief Operating Officer, Roth Capital Partners, LLC (independent investment banking firm specializing in small-cap companies), 2000-present; Chairman, Roth & Company, P.C. (public accounting firm located in Des Moines, Iowa), 1990-2000. Prior to that, Mr. Roth was a partner at Deloitte & Touche, a public accounting firm, in Des Moines.

Kevin J. Gadawski, 42	Director	Since January, 2010
President, NL Strategies, Inc. (a financial and strategic consulting firm), 2007-present; Owner and President of First Check Diagnostics, LLC (manufacturer of medical devices), 2004-2007;  COO and CFO, Worldwide Medical, 2002-2004; CFO, California Software, 2001-2002;  Prior to 2001, Mr. Gadawski was CFO at e-net Financial, a company providing mortgage services to both commercial and consumer markets.  Mr. Gadawski is a Certified Pubic Accountant and has a Bachelors of Science in Accounting from Northern Kentucky University.

James W. Eiler, 58	Director	Since January, 2008
Principal, Eiler Capital Advisors (Investment Banking), since 2007; Managing Director, First National Investment Bank (Investment Banking), 2007; Managing Partner, Cybus Capital Markets (Investment banking), 2004-2007; Senior Vice President, John Deere Credit (Agricultural Financial Services), 1999-2004.  Mr. Eiler holds an M.S. in Ag Economics and a B.S. in Ag Business from Iowa State University.

Michael W. Dunn, 60	Director	Since 1994; Chairman since December 8, 2009	Director, MorAmerica (1994 – 2008); CEO (since 1980), President and CEO and Director (since 1983), Farmers & Merchants Savings Bank of Manchester, Iowa.

† As a member of the Board of Managers of EAM, Mr. Roth is an “interested person” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act.

Officers:

Name and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Travis T. Prentice, 35	President & CEO	Since April, 2008
President and Chief Investment Officer of EAM, a firm he co-founded in 2007.  In addition, he serves as portfolio manager for the firm’s Micro Cap Growth and Ultra Micro Cap Growth investment strategies. Prior to founding EAM, Mr. Prentice was a Partner, Managing Director and Portfolio Manager with Nicholas-Applegate Capital Management where he had lead portfolio management responsibilities for their Micro and Ultra Micro Cap investment strategies and a senior role in the firm’s US Micro/Emerging Growth team.  He brings over twelve years of institutional investment experience from EAM and Nicholas Applegate where he originally joined in 1997. He holds a Masters in Business Administration from San Diego State University and a Bachelor of Arts in Economics and a Bachelor of Arts in Psychology from the University of Arizona.

Derek J. Gaertner, 38	Chief Financial Officer & CCO	Since April, 2008
Vice President and Chief Operating/ Compliance Officer of EAM.  Prior to joining EAM in 2007, Mr. Gaertner was the Chief Financial Officer of Torrey Pines Capital Management, a global long/short equity hedge fund located in San Diego, California.  He was also responsible for overseeing the firm’s regulatory compliance and operations functions.  Prior to joining Torrey Pines Capital Management in 2004, Mr. Gaertner was a Tax Manager with PricewaterhouseCoopers LLP.  He has over 8 years of public accounting experience in both the audit and tax departments.  Mr. Gaertner is a Certified Public Accountant and has a Bachelors of Science in Accounting from the University of Southern California and Masters of Science in Taxation from Golden Gate University, San Francisco.

Montie L. Weisenberger 42	Treasurer & Secretary	Since April, 2008
Senior Vice President and Portfolio Manager of EAM, a firm he co-founded in 2007.  Mr. Weisenberger has primary portfolio management responsibilities for the firm’s Small Cap Growth investment strategy.  Prior to founding EAM, Mr. Weisenberger was a Senior Vice President and Portfolio Manager at Nicholas Applegate Capital Management where he had lead portfolio management responsibilities for the firm’s Traditional Small-to-Mid Cap Growth strategy and was a senior member of the firm’s US Micro / Emerging Growth team since 2001.  Prior to joining Nicholas Applegate Capital Management, Montie was a research analyst at Adams, Harkness & Hill, now Cannacord Adams, an emerging growth investment bank located in Boston, MA. Mr. Weisenberger also spent more than five years as a finance and strategic management consultant, most recently as a manager with KPMG, LLP.  Mr. Weisenberger brings more than fourteen years of combined investment management and financial analysis experience to Eudaimonia Asset Management.  He holds a Masters in Business Administration and a Masters in Health Administration from Georgia State University and a Bachelor of Arts in Business Administration from Flagler College.

Board of Directors Leadership Structure

We believe that the Board’s structure is appropriate for our operations as a BDC under the 1940 Act and having a class of securities registered under the 1934 Act, in that its members possess an appropriate depth and breadth of experience relating to our investment program, in addition to having a supermajority (75%) of Independent Directors.  While our one interested Director (Mr. Roth) plays a significant role in the Board’s oversight of our operations, the Board Committees which directly oversee the most critical components of our corporate governance—the Audit Committee and the Corporate Governance / Nominating Committee—are made up entirely of Independent Directors.  In addition, our Chairman, Mr. Dunn, is an independent director.

The primary risks we face in our business are overseen by our Board.  For example, while the Adviser and Subadviser are primarily responsible for evaluating the ongoing credit worthiness of our portfolio companies, all of our investing activities are subject to the Board’s oversight.  Accordingly, our Adviser and Subadviser share information about existing and potential portfolio companies with the Board regularly, and the Board may provide input as to the merit of making or retaining an investment.  Furthermore, the Board’s Investment and Valuation Committee is directly charged with oversight of our investment portfolio and serves a primary role regarding the valuation of our investments.  Other risks we face relate to compliance.  Our Board is responsible for oversight of our compliance program and carries out that responsibility by approving and monitoring our compliance policies and reviewing periodic reports generated by our service providers as part of our compliance program.

Director Qualifications

The table below discusses the experiences, qualifications and skills of each of our Directors which led to the conclusion that they should serve as such.

Director	Experiences, Qualifications and Skills

Mr. Roth
Mr. Roth has served as a director since 2000.  As a certified public accountant, as Chairman of his own firm and prior to that as a partner at Deloitte & Touche, Mr. Roth was originally asked to join the Board to serve as the Audit Committee’s financial expert.   In his current position with RCP and throughout his service to us, Mr. Roth has helped the Board evaluate strategic options.    In addition, Mr. Roth has helped create our current strategy to change our investment focus.  Given his background as a CPA, his long Board service and his primary investment banking activities, Mr. Roth provides important skills to the Board as it moves forward with our new strategy.

Mr. Gadawski
Mr. Gadawski was recently recruited to serve on the Board to serve as a member of the Audit Committee and as that Committee’s financial expert.  In addition, Mr. Gadawski's career in smaller high growth companies will provide important insight as we begin our new investment strategy in mico-cap public companies.

Mr. Eiler
Mr. Eiler was asked to join the Board in 2007 due to his long career in financial services, including as CEO overseeing an extensive loan portfolio and as an investment banker.  Mr. Eiler’s extensive finance experience is important both to management of our Existing Portfolio and to our new investment strategy.

Mr. Dunn
Mr. Dunn has served as a Director since its inception and brings that experience to his continued service.  As the principal owner and CEO of a bank holding company and affiliates, Mr. Dunn brings the perspective of a highly-regulated financial industry to the Board and serves as the Chair of the Audit Committee.

Common Stock Ownership of Directors

The following table represents, as of December 31, 2009 and based upon the closing price as reported by Nasdaq on December 31, 2009, the dollar range value of equity securities beneficially owned (as that term is defined in Rule 16a-1(a)(2) of the Exchange Act) by each Director.  In the table, “Interested Director” indicates Directors who do not meet the definition of “independent director” provided in the rules applicable to companies listed on the Nasdaq Capital Market.  In contrast, “Independent Directors” do meet such qualification.  Mr. Gadawski was appointed Director in January, 2010 and does not hold any of our securities.

Name of Independent Director	Dollar Range of Equity Securities in the Company	Aggregate Dollar Range of Equity Securities in all Funds in Fund Complex†

Michael W. Dunn	$10,001 - $50,000	$10,001 - $50,000
James W. Eiler	$1- $10,000	$1- $10,000

Name of Interested Director	Dollar Range of Equity Securities in the Company	Aggregate Dollar Range of Equity Securities in all Funds in Fund Complex†

Gordon J. Roth	$10,001- $50,000	$10,001- $50,000

† The Company consists of only one investment portfolio.

Audit Committee

The Board has a standing Audit Committee which makes recommendations to the Board regarding the engagement of the independent registered public accounting firm for audit and non-audit services; evaluates the independence of the auditors and reviews with the independent auditors the fee, scope and timing of audit and non-audit services.  The Audit Committee also is charged with monitoring our Policy Against Insider Trading and Prohibited Transactions and our Code of Conduct.  The Audit Committee consists of Michael W. Dunn (Chair), James W. Eiler and Kevin J. Gadawski.  Each member of the Audit Committee is considered “independent” under applicable Nasdaq listing standards.  The Board has determined that Kevin J. Gadawski is an Audit Committee financial expert.  The Audit Committee held five meetings in Fiscal Year 2009.

Investment and Valuation Committee

The Investment and Valuation Committee assists the Board with the periodic valuation of our investment securities and with oversight of our investment portfolio and evaluates any proposed revisions to our investment policy. The Investment and Valuation Committee also assures compliance with our valuation policy and policies regarding investments made in participation with other funds managed by InvestAmerica, with entities controlling, controlled by or under common control with InvestAmerica, and with other affiliates.  The members of the Investment and Valuation Committee are Michael W. Dunn, James W. Eiler and Gordon J. Roth

(Chair).  Mr. Dunn and Mr. Eiler are independent under Nasdaq listing standards.  The Investment and Valuation Committee held six meetings in Fiscal Year 2009.

Corporate Governance / Nominating Committee

The Corporate Governance/Nominating Committee was appointed by the Board to identify and recommend approval of all Director nominees to be voted on at the annual stockholders’ meetings, to recommend corporate governance guidelines for the Company, to lead the Board in its annual review of the Board’s performance, and to recommend to the Board nominees for each committee of the Board.  The Corporate Governance/Nominating Committee may seek input from other Directors or senior management in identifying candidates.  Under our Third Amended and Restated Bylaws, stockholders desiring to nominate persons for election as Directors or to propose other business for consideration at an annual meeting must notify the Secretary in writing not less than 60 days, nor more than 90 days, prior to the date on which we first mailed our proxy materials for the prior year’s annual meeting.

The qualifications used in evaluating Director candidates include but are not limited to: independence, time commitments, attendance, business judgment, management, accounting, finance, industry and technology knowledge, as well as, personal and professional ethics, integrity and values. In addition, as set forth in its Charter, the Corporate Governance/Nominating Committee believes that having directors with relevant experience in business and industry, government, finance and other areas is beneficial to the Board as a whole.  The Corporate Governance/Nominating Committee further reviews the qualifications of any candidate in the context of the current composition of the Board and our needs. The same identifying and evaluating procedures apply to all candidates for director nomination, whether nominated by stockholders or by the Corporate Governance/Nominating Committee.

The Corporate Governance/Nominating Committee also: (i) oversees the formulation of, and recommends for adoption to the Board, a set of corporate governance guidelines;  (ii) periodically reviews and reassesses the corporate governance guidelines and recommends appropriate changes to the Board for approval; (iii) reviews and approves annually our compensation program for service on the Board or any of its committees; (iv) performs an annual assessment of the Board’s performance and periodically reports its Board assessments to the Board; (v) annually reviews and assesses its Charter and makes recommendations of appropriate changes to the Board; (vi) performs periodic reviews of all Board committee structure and governance charters; (vii) recommends appropriate changes to Board committee composition and responsibility to the Board; and (viii) reviews any conflicts of interest.

The Corporate Governance/Nominating Committee consists of James W. Eiler and Michael Dunn.  All members of the Corporate Governance/Nominating Committee are considered “independent” under applicable Nasdaq listing standards.  The Corporate Governance/Nominating Committee held one meeting in Fiscal Year 2009.

Compensation of Directors

The compensation of our Directors is governed by a compensation policy adopted via resolution of the Board on February 24, 2004 and amended on July 18, 2006 (the “Compensation Policy”).  The Compensation Policy provides that: (i) Directors who are also officers or directors of our investment adviser receive no compensation for serving on the Board; (ii) the Chairman of the Board receives an annual retainer of $24,000; (iii) all other outside Directors receive an annual retainer of $8,000; (iv) all outside Directors other than the Chairman of the Board receive $1,000 for each Board meeting attended (whether such attendance is in person or by telephone) if the meeting is scheduled as an in-person meeting and $500 for each Board meeting attended by telephone if the meeting is scheduled to be held by teleconference; (v) all Directors other than the Chairman of the Board receive $250 for each committee meeting attended (whether such attendance is in person or by telephone) if the committee meeting is scheduled as an in-person meeting and $250 for each committee meeting attended by telephone if the meeting is scheduled to be held by teleconference; and (vi) we reimburse all reasonable expenses of the Directors and the Chairman of the Board in attending Board and committee meetings.  Directors’ meetings are normally held on a quarterly basis, with additional meetings held as needed.  All Director compensation is payable quarterly, in arrears.

The following table sets forth the details of the compensation paid to Directors during Fiscal Year 2009.  We presently maintain no pension, equity participation or retirement plans for our Directors.  Mr. Gadawski was appointed Director in January, 2010.

Name and Position	Aggregate Compensation (1)
Geoffrey T. Woolley*	$31,500
Michael W. Dunn	$16,750
Gordon J. Roth	$15,500

James W. Eiler	$16,750

(1) Consists only of directors’ fees and does not include reimbursed expenses.
* Resigned from the Board of Directors effective December 8, 2009.

Compensation of Executive Officers

We do not have any employees and do not pay any compensation to any of our officers.  We have not compensated our executive officers in any of the last three fiscal years.  We do not provide any of bonus, stock options, stock appreciation rights, non-equity incentive plans, non-qualified deferred compensation or pension benefits to our executive officers.  Further, we have no agreements with any officer pertaining to change in control payments.  All of our officers and staff are employed by the Adviser, which pays all of their cash compensation.

Our Adviser

EAM was founded in 2007 by Travis Prentice, Montie L. Weisenberger and Joshua M. Moss.  EAM’s principals have managed assets under strategies similar to our New Portfolio strategy since 1997, and have continued such management upon the effectiveness of EAM’s registration as an investment adviser.

RCP contributed the operating capital to fund the EAM founders’ business plan and holds a 49% interest in EAM.  Gordon J. Roth, who has served on our Board since 2000, is the Chief Financial Officer of RCP and serves on the Board of Managers of EAM.  Together, EAM’s employees hold the remaining 51% interest in EAM.  These employees include Travis Prentice, Derek Gaertner and Montie Weisenberger, each of whom also serves as an executive officer of the Company and are therefore “affiliated persons” of us under Section 2(a)(3) of the 1940 Act.  Travis Prentice is our President and Chief Executive Officer and is President, Chief Investment Officer and a Manager of EAM.  Derek Gaertner is our Chief Financial Officer and Chief Compliance Officer and is the Vice President, Chief Operating Officer and Chief Compliance Officer of EAM.  Montie Weisenberger is our Treasurer and Secretary and is the Vice President and a Manager of EAM.

Our Subadviser

InvestAmerica is a nationally recognized private equity/venture capital investment management group with over 100 cumulative years of fund management experience. The InvestAmerica brand was founded in 1985 with the establishment of InvestAmerica Venture Group, Inc. Since 1985, InvestAmerica has successfully managed and grown the InvestAmerica related private equity/venture funds with investments throughout the United States.  The InvestAmerica group is headquartered in Cedar Rapids, Iowa with regional offices in Kansas City, Missouri; Vancouver, Washington; Fargo, North Dakota and St. Paul, Minnesota.  InvestAmerica does not act as investment advisor with respect to any other registered investment company, and our Board is not aware of any financial condition of InvestAmerica that is reasonably likely to impair the financial ability of InvestAmerica to fulfill its commitment to us under the Subadvisory Agreement.

Portfolio Managers

EAM Portfolio Managers

The EAM Portfolio Managers, Messrs. Prentice and Weisenberger, are compensated by EAM through a mix of fixed salaries, benefits (including 401(k) plan), bonuses and profit sharing.  Each EAM Portfolio Manager receives a base salary which increases pro-rata in proportion to the revenue growth of EAM up to a maximum salary compensation of three times their base salary.  Messrs. Moss and the other employees of EAM (excludes Messrs. Prentice and Weisenberger) are available for a bi-annual bonus.  The bi-annual bonus pool is determined as percentage of EAM’s revenues above a minimum base amount.  The amount of Messrs. Moss’s bi-annual bonus will be determined by EAM’s Board of Managers.   As of December 31, 2009, neither of the EAM Portfolio Managers held any of our equity securities.  All three EAM Portfolio Managers also hold an ownership and profits interest in EAM. The following table provides information about the other accounts managed on a day-to-day basis by each EAM Portfolio Manager as of December 31, 2009, none of which pay a performance fee:

	Number of Accounts	Total Assets of Accounts
Travis Prentice
Registered investment companies	0	$0
Other pooled investment vehicles	0	$0
Other accounts	7	$65,182,011
Montie L. Weisenberger
Registered investment companies	0	$0
Other pooled investment vehicles	0	$0
Other accounts	1	$782,537

InvestAmerica Portfolio Managers

 The InvestAmerica Portfolio Managers, Messrs. Comey, Schroder, Mullane and Reynoldson are compensated by InvestAmerica by fixed salaries, benefits (including 401(k) plan) and bonuses.  The InvestAmerica Portfolio Managers are compensated by InvestAmerica by fixed salaries, benefits (including 401(k) plan) and bonuses.  Bonuses are paid on a fixed basis if an incentive fee is earned from us.  The following table provides information about the other accounts managed on a day-to-day basis by each InvestAmerica Portfolio Manager as of December 31, 2009:

Name of Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee

Robert A. Comey
Registered investment companies	0	$--	0	$--
Other pooled investment vehicles	5	$75,386,278	3	$75,386,278
Other accounts	0	$--	0	$--

David R. Schroder
Registered investment companies	0	$--	0	$--
Other pooled investment vehicles	5	$75,386,278	3	$75,386,278
Other accounts	0	$--	0	$--

Kevin F. Mullane
Registered investment companies	0	$--	0	$--
Other pooled investment vehicles	5	$75,386,278	3	$75,386,278
Other accounts	0	$--	0	$--
	0	$--	0	$--
Michael H. Reynoldson
Registered investment companies	0	$--	0	$--
Other pooled investment vehicles	4	$72,214,214	2	$72,214,214
Other accounts	0	$--	0	$--

The following table represents, as of December 31, 2009 and based upon the closing price as reported by Nasdaq on December 31, 2009, the dollar range value of Company equity securities beneficially owned (as that term is defined in Rule 16a-1(a)(2) of the Exchange Act) by each InvestAmerica Portfolio Manager:

Name of Portfolio Manager	Dollar Range of Equity Securities of the Company

Robert A. Comey	$10,001 -$50,000
David R. Schroder	$10,001 -$50,000
Kevin F. Mullane	$1- $10,000
Michael H. Reynoldson	None
Advisory Agreement

Pursuant to the Advisory Agreement, our Adviser will be subject to the overall supervision and review of our Board, provide us with investment research, advice and supervision and will furnish us continuously with an investment program, consistent with our investment objective and policies.  Our Adviser will provide, on behalf of us, any managerial assistance requested by our portfolio companies.  Our Adviser also will determine from time to time what securities we will purchase, what securities will be held or sold, what portions of our assets will be held uninvested as cash or in other liquid assets, subject always to the provisions of our Certificate of Incorporation, Bylaws, and our registration statement under the 1933 Act.  Our Adviser will maintain books and records with respect to all of our transactions, and will regularly report to our Board on our investments and performance.

Our Adviser, in accordance with the Advisory Agreement, will also (i) determine the composition of our portfolio, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of our investments; (iii) perform due diligence on prospective portfolio companies; (iv)  monitor our investments; (v) provide us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.

Our Adviser’s services to us under the Advisory Agreement will not be exclusive, and our Adviser is free to furnish the same or similar services to other entities, including businesses which may directly or indirectly compete with us, so long as our Adviser notifies us prior to being engaged to serve as investment adviser to another fund and further provided that any such investment management services and any co-investments shall at all times be provided in strict accordance with rules and regulations under the 1940 Act, our Adviser’s asset allocation policy required thereunder and any exemptive order applicable to us.  Under the Advisory Agreement and to the extent permitted by the 1940 Act, our Adviser will also provide on our behalf significant managerial assistance to portfolio companies to which we are required to provide such assistance under the 1940 Act and who require such assistance from us.

Payment of Our Expenses

Under the terms of the Advisory Agreement, we will bear all expenses not specifically assumed by EAM and incurred in our operations, and we will bear the expenses related to this Offering.  The compensation, benefits and allocable routine overhead expenses of all investment professionals of EAM, the Subadviser and their staffs, when and to the extent engaged in providing us investment advisory services, is provided and paid for by EAM and the Subadviser, and not us.  The expenses borne by us include:

•	auditing fees;
•	all legal expenses;
•	legal fees normally paid by portfolio companies;
•	appropriate trade association fees;
•	brochures, advertising, marketing and publicity costs;
•	interest on debt;
•	directors’ and Board fees;
•	any fees owed or paid to the Company or fund managers;
•	any and all expenses associated with property of a portfolio company taken or received by us or on our behalf as a result of any investment in any portfolio company;
•	all reorganization and registration expenses;
•	the fees and disbursements of our counsel, accountants, custodian, transfer agent and registrar;
•	fees and expenses incurred in producing and effecting filings with federal and state securities administrators;
•	costs of periodic reports to, and other communications with our stockholders;
•	premiums for the fidelity bond, if any, maintained by EAM pursuant to Section 17 of the 1940 Act;
•	premiums for directors and officers insurance; and
•	any other expenses incurred by or on behalf of us that are not expressly payable by EAM under the Advisory Agreement.

Duration and Termination

The Advisory Agreement was approved by our Board on January 16, 2008 and by our stockholders at the 2008 annual meeting held on April 29, 2008.  Unless terminated earlier as described below, it will continue in effect until April 29, 2010.  It will remain in effect from year to year thereafter if approved annually by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, upon approval by a majority of our Directors who are not interested persons or parties to the Advisory Agreement.  The Advisory Agreement will automatically terminate in the event of its assignment. The Advisory Agreement may be terminated by us at any time, without payment of any penalty, on 60 days’ written notice to EAM if the decision to terminate has been made by the Board of Directors or by the vote of a majority, as defined in the 1940 Act, of the holders of a majority of the outstanding shares of Common Stock.  EAM may also terminate the Advisory Agreement on 60 days’ written notice to us provided that another investment advisory agreement with a suitable investment adviser has been approved by the vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of Common Stock, and by a majority of Directors who are not parties to such agreement or interested persons of any such party.

Liability of the Adviser

The Advisory Agreement provides that our Adviser will not be liable to us in any way for any error in judgment or mistake of law made by our Adviser in connection with any investment made by or for us so long as such error or mistake was not made in bad faith or as a result of gross negligence or willful misconduct.  In performing the services under the Advisory Agreement, our Adviser is deemed to be our agent for purposes of the indemnification provisions of our Bylaws, subject, however, to the same limitations as though our Subadviser were a director or officer of the Company. Our Adviser will be liable to us for a material breach or default of our Adviser’s obligations under the Advisory Agreement, violations of law or for conduct that would preclude it from being indemnified under the indemnification provisions of our Bylaws.

Advisory Fees

Pursuant to the Advisory Agreement, we pay EAM a Management Fee equal to 2.0% of the Assets Under Management attributable to both the Existing Portfolio and the New Portfolio.  For purposes of calculating the Management Fee, “Assets Under Management” means the total value of our assets managed by the Adviser under the Advisory Agreement, less any cash balances and cash equivalent investments that are not invested in debt or equity securities of portfolio companies in accordance with our investment objectives, calculated as of the end of each month during the term of the Advisory Agreement.  The payment of the management fee based upon Assets Under Management, as opposed to paying the management fee based upon our net asset value, creates an incentive for the Adviser to utilize techniques such as leverage to increase the asset level.  The use of leverage increases our risk, as the cost of leverage can outweigh any benefits associated with it use.  Accordingly, the Board of Directors retains oversight over EAM’s ability to utilize leverage.  Additionally, we do not presently anticipate utilizing leverage as a means to increase assets under management.

Pursuant to the Advisory Agreement, we pay EAM an Incentive Fee equal to 20% of the Net Capital Gains, before taxes, attributable to the New Portfolio (which would include any follow-on investments made to the Existing Portfolio) and 13.4% of the Net Capital Gains, before taxes, attributable to the Existing Portfolio.  “Net Capital Gains,” as defined in the Advisory Agreement, are calculated as realized capital gains minus the sum of capital losses, less any unrealized depreciation recorded during the year.

The amount of the incentive fee and all incentive compensation, in any fiscal year, may not exceed the limit prescribed by Section 205(b)(3) of the Advisers Act, which provides that the total fees will not exceed 20% of the realized capital gains upon our assets over a specified period, computed net of all realized capital losses and unrealized capital depreciation.  Under Section 5.2(a)(ii) of the Advisory Agreement, the specified period is one year.  In addition, the Board and EAM intend to submit to the stockholders at the next annual meeting modifications to the Advisory Agreement to change the incentive fee calculation to be paid annually but calculated on a cumulative basis over the life of the contract.  These changes would become effective only after approval by the Board and the stockholders.  Under the Advisory Agreement, as with all of our prior advisory agreements, the incentive fee has been calculated on a “period to period” basis, meaning that changes in the value of portfolio investments in subsequent periods do not retroactively affect incentive fee calculations from prior periods.  Modifying the calculation of the incentive fee such that it is determined on a cumulative basis would mean that subsequent changes in the value of portfolio investments would impact the calculation of incentive fees on a cumulative basis over the life of the advisory contract.

As noted above, the Incentive Fee may not exceed 20% of realized capital gains from year to year, computed net of all realized capital losses and unrealized capital depreciation.  The following examples are intended to assist in an understanding of how changes in the value of portfolio investments over time affect the calculation of the incentive fee under the Advisory Agreement.  These examples are not intended as an indication of our expected performance.

Examples of Incentive Fee Calculation

Example 1

Assumptions

Year 1:	$5 million investment made and November 30 fair market value (“FMV”) of investment determined to be $5 million
Year 2:	November 30 FMV of investment determined to be $6 million
Year 3:	November 30 FMV of investment determined to be $4 million
Year 4:	Investment sold for $7 million

The impact of these changes in FMV of the investment, if any, on the incentive fee calculation would be:

Year 1:	No impact
Year 2:
No impact (even though the FMV of the investment was determined to have increased in the second year, for purposes of calculating the incentive fee, there can be no realization of any increases in FMV until the investment is actually sold and the gain is realized)

Year 3:	Reduce base amount on which the incentive fee is calculated by $2 million
Year 4:	The incentive fee is calculated on the $2 million realized capital gain over the original cost of the investment

Example 2

Assumptions

Year 1:	$5 million investment made in company A (“Investment A”), and $5 million investment made in company B (“Investment B”) and November 30 FMV of each investment determined to be $5 million

Year 2:	November 30 FMV of Investment A is determined to be $6 million and FMV of Investment B is determined to be $4 million
Year 3:	November 30 FMV of Investment A is determined to be $3 million and FMV of Investment B is determined to be $5 million
Year 4:	November 30 FMV of Investment A is determined to be $4 million and FMV of Investment B is determined to be $6 million
Year 5:	Investment A is sold for $3 million and Investment B is sold for $7 million

The impact of these changes in FMV of the investment, if any, on the incentive fee calculation would be:

Year 1:	No impact
Year 2:
Reduce base amount on which the incentive fee is calculated by $1 million (even though the FMV of Investment A was determined to have increased in the second year, for purposes of calculating the incentive fee, there can be no realization of any increases in FMV until the investment is actually sold and the gain is realized, but the unrealized capital depreciation on Investment B of $1 million reduces the net amount of FMV for both investments)

Year 3:
Reduce base amount on which the incentive fee is calculated by $2 million (the unrealized capital depreciation on Investment A, calculated based upon the original FMV and accordingly reduced by $2 million; no effect is given for the increase in FMV for Investment B)

Year 4:	No effect is given for the increase in value on Investment A; and there is no change due to the increase in FMV of Investment B
Year 5:	Capital loss on Investment A of $2 million is realized and $2 million of realized capital gain on Investment B is realized

Board Approval of the Advisory Agreement

Our Board, including a majority of the Independent Directors, reviewed and approved the Advisory Agreement on January 16, 2008.  In addition, the Advisory Agreement was approved by our stockholders at the annual meeting held on April 29, 2008.

At its meeting on January 16, 2008, the Board evaluated, among other things, written information provided by EAM as required under Section 15(c) of the 1940 Act (the “EAM 15(c) Materials”), and answers to questions posed by the Board to representatives of EAM.  The EAM 15(c) Materials consisted of, among other things, a management fee comparison versus a peer group of substantially similar funds (the “Peer Group”), and a comparison of the total expense ratios versus the Peer Group’s expense ratios.  Specifically, the Board noted that the total management fees contemplated in the Advisory Agreement and the Subadvisory Agreement and our estimated expense ratio compared favorably to the Peer Group’s advisory fees and expense ratios.

The Board also noted that EAM does not contemplate employing breakpoints in its fee arrangement, which would benefit stockholders as we grow, because as investments in new portfolio companies grow, EAM will be required to expend greater resources to manage our portfolio, including hiring additional staff.  The Board carefully evaluated EAM 15(c) Materials, and was advised by legal counsel with respect to its deliberations. The Directors discussed the EAM 15(c) Materials and EAM’s oral presentation and any other information that the Board received at the meeting, and deliberated on the appointment of EAM as investment adviser and the terms of the Advisory Agreement in light of this information.  In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decisions.  Based on its review of the EAM 15(c) Materials and the discussions with EAM, the Board determined that the terms of the Advisory Agreement are consistent with the best interests of us and our stockholders, and would enable us to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of us and our stockholders.  The Board made these determinations on the basis of the following factors and conclusions:

•
The advisory fees payable to and profits to be realized by EAM under the Advisory Agreement, which the Board concluded (i) were reasonable in comparison to the fees charged by other portfolio managers of funds of similar size having similar investment strategies, and (ii) were in the middle range of the comparisons to the Peer Group identified for the Board;

•
The nature, quality and extent of the advisory services to be provided by EAM, including its reputation, expertise and resources in domestic financial markets, especially the small- and micro-cap stocks that are intended to comprise the New Portfolio, which the Board concluded would benefit us by achieving above-average performance (as compared to other portfolio managers of similar asset classes using similar strategies for portfolios of similar size) and would assist in raising new assets and creating stockholder value;

•	The potential to generate investor and market enthusiasm through the appointment of EAM to serve as adviser, which the Board concluded would benefit us and our stockholders;

•
A description of EAM’s business, which the Board concluded demonstrated the appropriate level of expertise and size, which would benefit us by providing the level of service the Board expects to receive from its portfolio manager;

•	Biographical information respecting EAM’s personnel, which the Board concluded demonstrated the appropriate level of experience and qualification of EAM personnel;

•
EAM’s financial condition, including its balance sheet, which the Board concluded demonstrated that EAM is able to perform its obligations under the Advisory Agreement and otherwise service the needs of its clients;

•
The investment performance of EAM’s principals with respect to all accounts with similar investment strategies, which the Board concluded demonstrated that such investment strategies and principles have shown superior performance over time;

•
EAM’s brokerage practices (including any soft dollar arrangements), which the Board concluded that (i) EAM will not utilize directed brokerage in its management of us, (ii) EAM does not inappropriately concentrate its brokerage allocation, and (iii) EAM pays commission rates which are comparable to industry custom;

•	EAM’s portfolio transaction practices, which the Board concluded demonstrated that EAM appropriately allocates investment opportunities among its clients and seeks to treat its clients fairly;

•
The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of EAM, which the Board concluded demonstrated that EAM will be able to perform as it anticipates, which will enable us to attract and enhance assets;

•
A description of EAM’s internal compliance program, which the Board concluded demonstrated that (i) EAM devotes an appropriate level of time and resources to detecting, preventing and remedying violations of the federal securities laws, and (ii) EAM intends to appropriately utilize outside auditors to audit its compliance functions;

•
Any possible conflicts of interest arising out of a relationship with EAM, which the Board concluded that EAM does not now have, and does not anticipate having in the future, any revenue sharing arrangements, but that to the extent RCP participates in any transactions concerning us, such participation will be subject to limitations imposed by the 1940 Act;

•
The benefits to be realized by EAM as a result of its management of the New Portfolio, which the Board concluded would be limited to its receipt of the management fee and incentive fee described above, and would not provide other benefits such as soft dollars to EAM; and

•
The terms of the Advisory Agreement, which the Board concluded were at least or more beneficial to us as compared to agreements respecting similar levels of service for similar levels of advisory fees.

Based on the information reviewed and the discussions among the members of our Board, our Board, including all of our Independent Directors, approved the Advisory Agreement and concluded that the fees payable thereunder were reasonable in relation to the services to be provided.

Subadvisory Agreement

Under the Subadvisory Agreement, InvestAmerica monitors and manages the Existing Portfolio, including exits, preparation of valuations and other portfolio management matters.  InvestAmerica also provides certain accounting and financial services to us.  Under the Advisory Agreement and to the extent permitted by the 1940 Act, InvestAmerica also provides on our behalf significant managerial assistance to Existing Portfolio companies to which we are required to provide such assistance under the 1940 Act and who require such assistance from us.

InvestAmerica’s services to us under the Subadvisory Agreement is not exclusive, and InvestAmerica is free to furnish the same or similar services to other entities, including businesses which may directly or indirectly compete with us, provided that any such investment management services and any co-investments shall at all times be provided in strict accordance with rules and regulations under the 1940 Act, our Adviser’s asset allocation policy required thereunder and any exemptive order applicable to us.

Payment of Our Expenses

We bear all expenses not specifically assumed by our Subadviser and incurred in our operations, and we bear the expenses related to this Offering.  The compensation, benefits and allocable routine overhead expenses of all investment professionals of our

Subadviser and its staff, when and to the extent engaged in providing us investment advisory services, is provided and paid for by our Subadviser and not us.  The expenses that may be borne by us or our Adviser include:

•	reasonable expenses for travel at the direction of us or our Adviser;
•	expenses required to be paid by us under the Advisory Agreement;
•	any expenses related to transferring management of us to our Adviser, including expenses of moving records to the offices of our Adviser; and
•	expenses of duplicating files necessary for the services to be performed by our Subadviser under the Subadvisory Agreement.

Liability of the Subadviser

The Subadvisory Agreement provides that our Subadviser will not be liable to us or our Adviser in any way for any error in judgment or mistake of law made by our Subadviser in connection with any investment made by or for us so long as such error or mistake was not made in bad faith or as a result of gross negligence or willful misconduct.  Our Subadviser will not be liable for any action or omission on the part of our Adviser arising out of the Subadvisory Agreement or the Advisory Agreement.  In performing the services under the Subadvisory Agreement, our Subadviser is deemed to be our agent for purposes of the indemnification provisions of our Bylaws, subject, however, to the same limitations as though our Subadviser were a director or officer of the Company.  Our Subadviser will be liable to us for a material breach or default of our Subadviser’s obligations under the Subadvisory Agreement, violations of law or for conduct that would preclude it from being indemnified under the indemnification provisions of our Bylaws.

Duration and Termination

The Subdvisory Agreement was approved by our Board on January 16, 2008 and by our stockholders at the 2008 annual meeting held on April 29, 2008.  Unless terminated earlier as described below, it will continue in effect until April 29, 2010.  It will remain in effect from year to year thereafter if approved annually by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, upon approval by a majority of our Directors who are not interested persons or parties to the Subadvisory Agreement.  The Subadvisory Agreement may be terminated by EAM or us at any time, without payment of any penalty, on 60 days written notice to InvestAmerica if the decision to terminate has been made by EAM or by the Board or by vote of the holders of a majority, as defined in the 1940 Act, of our outstanding voting securities.  The Subadvisory Agreement also may be terminated by InvestAmerica at any time, without payment of any penalty, on 60 days’ written notice to EAM and us.

Subadvisory Fees

Under the Subadvisory Agreement, EAM pays InvestAmerica management fees and incentive fees based on a portion of the Management Fees and Incentive Fees paid to EAM by us under the Advisory Agreement attributable to the Existing Portfolio.  The Subadvisory Agreement does not result in any additional expense to us beyond the expenses associated with the Advisory Agreement.

During the first three months of the term of the Subadvisory Agreement, EAM paid InvestAmerica a management fee equal to 75% of the Management Fee received by EAM under the Advisory Agreement attributable to the Existing Portfolio.  Since then and for the remainder of the term of the Subadvisory Agreement, EAM pays InvestAmerica a management fee equal to 50% of the Management Fee received by EAM under the Advisory Agreement attributable to the Existing Portfolio.  The amount of the incentive fee payable by EAM to InvestAmerica under the Subadvisory Agreement is 100% of the incentive fee received by EAM under the Advisory Agreement attributable to the Existing Portfolio.

Board Approval of the Subadvisory Agreement

The Board evaluated, among other things, written information provided by InvestAmerica as required under Section 15(c) of the 1940 Act (the “InvestAmerica 15(c) Materials”), and answers to questions posed by the Board to representatives of InvestAmerica.  The Board noted that InvestAmerica has served as investment adviser or subadviser to us and MorAmerica since 1995 and is uniquely familiar with the Existing Portfolio—the assets for which InvestAmerica renders subadvisory services under the Subadvisory Agreement.

The Board carefully evaluated InvestAmerica 15(c) Materials, and was advised by legal counsel with respect to its deliberations. The Directors discussed the InvestAmerica 15(c) Materials and InvestAmerica’s oral presentation and any other information that the Board received at the meeting, and deliberated on the appointment of InvestAmerica a subadviser and the terms of the Subadvisory Agreement in light of this information.  In its deliberations, the Board did not identify any single piece of information that was all important, controlling or determinative of its decisions.  Based on its review of the InvestAmerica 15(c) Materials and the discussions with InvestAmerica and EAM, the Board determined that the terms of the Subadvisory Agreement are consistent with the best interests of us and our stockholders, and would enable us to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of us and our stockholders.  The Board made these determinations on the basis of the following factors:

•
A description of InvestAmerica’s business, which the Board concluded demonstrated the appropriate level of expertise and size, which would benefit us by providing the level of service the Board expects to continue to receive from the portfolio manager of the Existing Portfolio;

•	Biographical information respecting InvestAmerica’s personnel, which the Board concluded demonstrated the appropriate level of experience and qualification of InvestAmerica’s personnel;

•
InvestAmerica’s financial condition, including its balance sheet, which the Board concluded demonstrated that InvestAmerica is able to perform its obligations under the Subadvisory Agreement and otherwise service the needs of its clients;

•
The nature, quality and extent of the advisory services to be provided by InvestAmerica, including its reputation, expertise and resources in domestic financial markets, especially with respect to the Existing Portfolio, which the Board concluded would benefit us by continuing the management of the Existing Portfolio in the same fashion;

•
The advisory fees payable to and profits to be realized by InvestAmerica under the Subadvisory Agreement, which the Board concluded (i) were reasonable in comparison to the fees charged by other portfolio managers of funds of similar size having similar investment strategies (ii) were in the low to middle range of the comparisons to the Peer Group identified for the Board and (iii) would not result in any added expense to us;

•
InvestAmerica’s brokerage practices (including any soft dollar arrangements), which the Board concluded that (i) InvestAmerica will not utilize directed brokerage in its management of us, (ii) InvestAmerica does not inappropriately concentrate its brokerage allocation, and (iii) InvestAmerica pays commission rates which are comparable to industry custom;

•
InvestAmerica’s portfolio transaction practices, which the Board concluded demonstrated that InvestAmerica appropriately allocates investment opportunities among its clients and seeks to treat its clients fairly;

•
The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of InvestAmerica, which the Board concluded demonstrated will enable us to achieve stockholder value with respect to the Existing Portfolio;

•
A description of InvestAmerica’s internal compliance program, which the Board concluded demonstrated that InvestAmerica devotes an appropriate level of time and resources to detecting, preventing and remedying violations of the federal securities laws;

•
Any possible conflicts of interest arising out of a relationship with InvestAmerica, which the Board concluded that InvestAmerica does not now have, and does not anticipate having in the future, any problematic conflicts of interest;

•
The benefits to be realized by InvestAmerica as a result of its management of the Existing Portfolio, which the Board concluded would be limited to its receipt of the management fee and incentive fee described above, and would not provide other benefits such as soft dollars to InvestAmerica; and

•
The terms of the Subadvisory Agreement which the Board concluded were at least or more beneficial to us as compared to agreements respecting similar levels of service for similar levels of advisory fees.

Conflicts of Interests

Our Adviser and Subadviser have a conflict of interest in allocating potentially more favorable investment opportunities to other funds and clients that they advise.  Although the Adviser and Subadviser do not presently plan to do so, they may also create other funds or advise other funds having similar characteristics as the Company.  Our Adviser and Subadviser may also have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which in turn may result in a fee being paid to our Adviser or Subadviser by that other fund.  Our Adviser and Subadviser have written allocation policies and procedures that they will follow in addressing any conflicts.  When two or more clients advised by our Adviser seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by our Adviser in its discretion and in accordance with each client’s investment objectives and our Adviser’s procedures.  In some cases, this system may adversely affect the price or size of the position we may obtain or sell.  In other cases, our ability to participate in larger volume transactions may produce better execution for us.

Our Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for a relevant client account at a particular time.  Because these considerations may differ when applied to us and other relevant client accounts in the context of any particular investment opportunity, our investment activities may differ considerably from those of other clients of our Adviser.

Situations may occur when we could be disadvantaged because of the investment activities conducted by our Adviser for its other accounts.  Such situations may be based on, among other things, the following: (i) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our or their position; (ii) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position; or (iii) limits on co-investing in private placement securities under the 1940 Act.

Under the 1940 Act, we and our affiliates are generally precluded from co-investing in negotiated private placements of securities.  Except as permitted by law, our Adviser will not co-invest its other clients’ assets in negotiated private transactions in which we invest.  To the extent we are precluded from co-investing, our Adviser will allocate private investment opportunities among its clients, including but not limited to us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives.  These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to us.

With respect to the Existing Portfolio only, certain investments made by us have been made in participation with other funds managed by affiliates of InvestAmerica.  Although we do not currently anticipate making additional similar co-investments in the future, we may participate in certain follow-on investments respecting the Existing Portfolio.  Under the existing Order from the SEC, we are permitted to make investments in InvestAmerica Managed Funds, subject to the conditions set forth in the Order.  The Order provides that we must be offered the opportunity to invest in any investment (other than in interim investments or marketable securities) that would be suitable for us that is being presented to the InvestAmerica Managed Funds to the extent of an amount proportionate to their respective consolidated assets or paid-in-capital if SBICs are involved.  All co-investments with the InvestAmerica Managed Funds must receive specific advance approval by a majority of our non-interested directors.  Securities purchased in a joint transaction by both us and the InvestAmerica Managed Funds will consist of the same class of securities, including the same registration rights, if any, and other rights related thereto, and will be purchased for the same unit consideration, all as governed SBA regulations, if applicable, and the approval of such transaction, including the determination by non-interested directors, will take place during the same time period.  Notwithstanding the foregoing, we will not make any investment in the securities of any issuer in which the InvestAmerica Managed Funds, but not us, have previously invested.

Not all investments that might be made by the InvestAmerica Managed Funds may be suitable for investment by us, or vice versa.  We will be given the opportunity to dispose of any securities in which both the InvestAmerica Managed Funds and the Company have invested in proportion to their holdings of such securities.  We will take advantage of such opportunity except to the extent that a majority of the members of the Board, including a majority of its independent directors, determines otherwise.  In connection with any such disposition, we will be required to bear no more than our proportionate share of the transaction costs.  We will be given notice of any intention by an InvestAmerica Managed Fund to exercise any conversion privilege or other right to acquire equity securities of an issuer in the securities of which both an InvestAmerica Managed Fund and we have invested.

Indemnification of Directors and Officers

The Delaware General Corporation Law gives Delaware corporations broad powers to indemnify their present and former directors and officers and those of affiliated corporations against expenses incurred in the defense of any lawsuit to which they are made parties by reason of being or having been such directors or officers, subject to specified conditions and exclusions, gives a director or officer who successfully defends an action the right to be so indemnified. Such indemnification is not exclusive of any other right to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or otherwise.

Our Certificate of Incorporation authorizes the Company, to the maximum extent permitted by Delaware law and the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Company and at the request of us, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.  Our Bylaws obligate us, to the maximum extent permitted by Delaware law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Company and at the request of us, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Company and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.  The Certificate of Incorporation and Bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of the Company in any of the capacities described above and any employee or agent of the Company or a predecessor of the Company.

Code of Ethics

The Company, the Adviser and the Subadviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act, which is applicable to the officers, Directors and designated employees of the Company, the Adviser and the Subadviser (collectively, the “Codes of Ethics”).  Subject to certain limitations, the Codes of Ethics permit those officers, Directors and designated employees of the Company, the Adviser and the Subadviser (the “Covered Persons”) to invest in securities, including securities that may be purchased or held by us.  The Codes of Ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Covered Persons and the interests of the investment advisory clients of the Adviser and the Subadviser such as the Company.  Among other things, the Codes of Ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions may not be made in certain securities, and requires submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions.  Exceptions to these and other provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.  The Codes of Ethics are also available on the EDGAR database on the SEC’s internet site at www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities for us, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions.  When the Company purchases securities listed on a stock exchange, those transactions will be effected through brokers who charge a commission for their services.  We may also invest in securities that are traded principally in the over-the-counter market.  In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer.  Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s).  We will also purchase securities including debt and mezzanine securities directly from an issuer, in which case no commissions or discounts will be paid.

Payments of commissions to brokers who are affiliated persons of the Company (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act.  Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

The Adviser may, consistent with the interests of the Company, select brokers on the basis of the research, statistical and pricing services they provide to us and the Adviser’s other clients.  Such research, statistical and pricing services must provide lawful and appropriate assistance to the Adviser’s investment decision-making process in order for such research, statistical and pricing services to be considered by the Adviser in selecting a broker.  These research services may include information on securities markets, the economy, individual companies, pricing information, research products and services and such other services as may be permitted from time to time by Section 28(e) of the Exchange Act.  Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement.  A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to us and its other clients and that the total commissions paid by us will be reasonable in relation to the benefits to us over the long-term.  The advisory fees that we pay to the Adviser will not be reduced as a consequence of the Adviser’s receipt of brokerage and research services.  To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by us will exceed those that might otherwise be paid by an amount which cannot be presently determined.  Such services generally may be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to us.  While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through their own staff.

One or more of the other accounts that the Adviser manages may own from time to time some of the same investments as the Company.  Investment decisions for us are made independently from those of other accounts; however, from time to time, the same investment decision may be made for more than one account.  When two or more accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the accounts on a good faith equitable basis by the Adviser in its discretion in accordance with the accounts’ various investment objectives.  In some cases, this system may adversely affect the price or size of the position obtainable for us.  In other cases, however, the ability of the Company to participate in volume transactions may produce better execution for us.  It is the opinion of the Board that this advantage, when combined with the other benefits available due to the Adviser’s organization, outweigh any disadvantages that may be said to exist from exposure to simultaneous transactions.

It is expected that the annual portfolio turnover rate of the Company will not exceed 100%.  Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower.  Higher portfolio turnover results in increased costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

CERTAIN PROVISIONS OF OUR CERTIFICATE OF INCORPORATION AND BYLAWS AND

THE DELAWARE CORPORATION LAW

The following description of certain provisions of our Certificate of Incorporation and Bylaws is only a summary.  For a complete description, please refer to our Certificate of Incorporation and Bylaws that have been filed as exhibits to our registration statement.

Our Certificate of Incorporation and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure.  These provisions, all of which are summarized below, may be regarded as “anti-takeover” provisions.  Such provisions could limit the ability of our stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us.  In addition to these provisions, we are incorporated in Delaware and therefore expect to be subject to Section 203 of Delaware General Corporation Law (“DGCL”).  Section 203 of DGCL governs business combinations with interested stockholders, and also could have the effect of discouraging, delaying or preventing a change in control.  The existence of these provisions may negatively impact the price of our common stock and may discourage third party bids. These provisions may reduce any premiums paid to our stockholders for shares of our common stock that they own.  In addition, certain provisions of the 1940 Act may serve to discourage a third party from seeking to obtain control of us.

Number and Classification of our Board; Election of Directors

Our Certificate of Incorporation and Bylaws provide that the number of directors may be established only by our Board pursuant to the Bylaws.  Our Bylaws provide that the number of directors shall be five.  Each Director shall hold office until the annual meeting of the stockholders for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Vacancies on Board; Removal of Directors

Our Bylaws provide that if the office of any Director becomes vacant by reason of death, resignation, disqualification, removal or other cause, a majority of the directors remaining in office, although less than a quorum, may elect a successor for the unexpired term and until his or her successor is elected and qualified, subject to any applicable requirements of the 1940 Act.  Section 141(k) of DGCL provides that any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

Amendment of Certificate of Incorporation and Bylaws

Our Certificate of Incorporation and Bylaws provide that the Board or our stockholders have the power to make, alter, amend or repeal any provision of our Bylaws.

No Stockholder Action By Written Consent; Advance Notice of Director Nominations and New Business

Our Certificate of Incorporation and Bylaws provide that stockholder action can be taken only at an annual or special meeting of our stockholders. They also prohibit stockholder action by written consent in lieu of a meeting. These provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Our Bylaws provide that with respect to an annual meeting of our stockholders, nominations of persons for election to our Board and the proposal of business to be considered by our stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our Board or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our Bylaws.  With respect to special meetings of our stockholders, only the business specified in our notice of the meeting may be brought before the meeting.  Nominations of persons for election to our Board at a special meeting may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our Board, or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of our Bylaws, provided that our Board has determined that Directors will be elected at such special meeting.

Limitation of Liability of Directors and Officers; Indemnification and Advancement of Expenses

The DGCL allows a corporation to eliminate the personal liability of directors of a corporation to the corporation or to any of its stockholders for monetary damage for a breach of his fiduciary duty as a director, except in the case where the director breached his duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Delaware corporate law or obtained an improper personal benefit. Our Certificate of Incorporation and Bylaws, contain provisions that eliminates directors’ personal liability as set forth above, except in cases of a director’s willful misfeasance, bad faith, gross negligence or reckless disregard of such director’s duties involved in the conduct of the office of director to the maximum extent permitted by the DGCL, subject to the requirements of the 1940 Act.

The DGCL gives Delaware corporations broad powers to indemnify their present and former directors and officers and those of affiliated corporations against expenses incurred in the defense of any lawsuit to which they are made parties by reason of being or having been such directors or officers, subject to specified conditions and exclusions, gives a director or officer who successfully defends an action the right to be so indemnified. Such indemnification is not exclusive of any other right to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or otherwise. Our Certificate of Incorporation and Bylaws, provide for indemnification authorized by the DGCL, except to the extent that a person has committed willful misfeasance, bad faith, gross negligence or reckless disregard in the conduct of such person’s duties to or for us.

Our Certificate of Incorporation authorizes us, and our Bylaws obligate us, to the maximum extent permitted by the DGCL and subject to the requirements of the 1940 Act, to indemnify any present or former Director or officer or any individual who, while a Director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding.  Our obligation to indemnify any director, officer or other individual, however, is limited by the 1940 Act and Investment Company Act Release No. 11330, which, among other things, prohibit us from indemnifying any Director, officer or other individual from any liability resulting directly from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals and require us to set forth reasonable and fair means for determining whether indemnification shall be made.

These provisions do not limit or eliminate our rights or the rights of any of our stockholders to seek nonmonetary relief such as an injunction or rescission in the event any of our directors or officers breaches his or her duties.  These provisions will not alter the liability of our directors or officers under federal securities laws.

Business Combinations

We are subject to the “business combination” statute of the DGCL.  In general, this statute prohibits a publicly held Delaware corporation from engaging in various “business combination” transactions with any “interested stockholder,” unless (i) the transaction is approved by the Board prior to the date the interested stockholder obtained such status, (ii) upon the consummation of the transaction which resulted in the stockholder becoming an “interested stockholder,” the “interested stockholder” owned at least 85 percent of our voting stock outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding, those shares owned by (a) persons who are directors and also officers and (b) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the Plan will be tendered in a tender or exchange offer, or (3) on or subsequent to such date the “business combination” is approved by the Board and authorized at an annual or special meeting of the stockholders by the affirmative vote of 66 2/3 percent of the outstanding voting stock that is not owned by the “interested stockholder.”  A “business combination” includes mergers, asset sales and other transactions resulting in financial benefit to a stockholder.  An “interested stockholder” is a person who, together with affiliates and associates, owns (or within three years, did own) 15 percent of more of a corporation’s voting stock.  The statute could prohibit or delay mergers or other takeover or change in control attempts with respect to us and, accordingly, may discourage attempts to acquire us.

NET ASSET VALUE

We will determine the net asset value (“NAV”) of our Common Stock on a quarterly basis and at such other times as our Board may determine.  We will make our NAV available for publication quarterly.  The NAV per Share equals our NAV divided by the number of outstanding share of Common Stock.  Our NAV equals the value of our total assets (the value of the securities held plus cash or other assets, including interest accrued but not yet received) less: (i) all of our liabilities (including accrued expenses and current income taxes); (ii) accumulated and unpaid dividends on any outstanding preferred stock; (iii) the aggregate liquidation preference of any outstanding preferred stock; (iv) accrued and unpaid interest payments on any outstanding indebtedness; (v) the aggregate principal amount of any outstanding indebtedness; and (vi) any distributions payable on shares of our Common Stock.

Valuation Methodologies

We may invest a substantial portion of our assets in securities for which there generally will not be a readily available market price.  Therefore, our Board may value these investments at fair value in good faith.  There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each investment while employing a consistently applied valuation process.  Many of our investments may generally be subject to restrictions on resale and generally have no established trading market.  Because of the type of investments that we will make and the nature of our business, our valuation process will require an analysis of various factors.  Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.  We intend to determine fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale.

Using procedures established by our Board we value each investment as it is approved for investment and then perform follow up valuation for each portfolio company investment on a quarterly basis.  Investments in securities that are traded in on a stock exchange are valued based on the last quoted sale price on the valuation date (or if no sales occurred on the valuation date, the closing bid price on that date).   Securities traded on the over-the-counter market are valued by taking the bid price on the valuation date.  All other investments are valued at fair value as determined in good faith by the Board.  The Board has determined that such other investments will be valued initially at cost, but such valuation will be subject to quarterly adjustments and on such other interim periods as are justified by material portfolio company events if the Board determines in good faith that cost no longer represents fair value. Among the factors considered by the Company in determining the fair value of investments are the cost of the investment; developments, including recent financing transactions, since the acquisition of the investment; the financial condition and operating results of the investee; the long-term potential of the business of the investee; market interest rates for similar debt securities and other factors generally pertinent to the valuation of investments.

We undertake a multi-step valuation process each quarter in connection with determining the fair value of our investments.  The Valuation Policy provides the following process to assist the Board in determining the fair value of the securities we hold:

•
Investment Team Valuation.  The Investment Team initially proposes a fair value for each portfolio company or investment in accordance with the methodologies established by the Board as set forth in the Valuation Policy.  As a part of this process, the Investment Team Valuation Report is prepared containing their supporting analysis.

•	Investment Committee Valuation. Our Investment and Valuation Committee reviews the Investment Team Valuation Report and recommend valuations to be considered by the Board.

•
Final Valuation Determination.  The Board considers the recommended valuations of the Investment and Valuation Committee, including supporting documentation and analysis of the Investment Team, and determines the fair value of each investment in good faith.

The Board is ultimately and solely responsible for determining the fair value of the investments in good faith.  Determination of fair values involves subjective judgments and estimates.  The notes to our financial statements will refer to the uncertainty with respect to the possible effects of such valuations, and any change in such valuations, on our financial statements.

PROXY VOTING POLICIES

SEC-registered investment advisers that have the authority to vote proxies for their clients are required to adopt policies and procedures reasonably designed to ensure that the advisor votes proxies in the best interests of its clients.  Registered advisers also must maintain certain records on proxy voting.  We have adopted Proxy Voting Polices and Procedures, which have also been adopted by EAM and InvestAmerica.  In some cases, we invest in securities that do not generally entitle us to voting rights in our portfolio companies.  When we do have voting rights, they are delegated to EAM and InvestAmerica under our Advisory Agreements.

In determining how to vote, our advisors will take into account our interests and our stockholders well as any potential conflicts of interest.  The compliance officer of each of our advisers will implement procedures to identify and deal with any conflicts of interest.  The advisers report regularly to the Board regarding any conflicts of interest and resolution of those conflicts as well as any other issues arising under the proxy policy and any recommended changes to the proxy policy.  The advisers also keep detailed records of the administration of the Proxy Voting Polices and Procedures, which are available to us upon request.  Information about how we have voted proxies relating to our portfolio securities during the most recent 12-month period ending June 30 is available without charge, upon request, by calling (760) 479-5080.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 4747 Executive Dr., Suite 600, San Diego, CA 92121, serves as our independent registered public accounting firm.

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND REGISTRAR

Pursuant to the Advisory Agreement, EAM performs the administrative services necessary for our operation, including without limitation providing us with equipment, clerical, book keeping, fund accounting and record keeping services.  These services are included in the Management Fee we pay our Adviser equal to equal to 0.10% of our Assets Under Management.  The address of EAM is 580 2nd Street, Suite 102, Encinitas, California 92024.  Our securities and other assets respecting the Existing Portfolio are held under a custody agreement with CRB&T, whose address is 500 1st Ave. NE, Suite 100, Cedar Rapids, IA 52401.  We intend to engage a second custodian for the safekeeping of our New Portfolio assets upon completion of this Offering.  The transfer agent and registrar for our Common Stock is BNY Mellon Shareowner Services, whose address is 480 Washington Boulevard, 27th Floor, Jersey City, New Jersey 07310.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the Rights and Common Shares offered pursuant to the Prospectus, has been filed by the Company with the SEC.  The Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto.  Please refer to the Registration Statement for further information with respect to the Company and the offering of the Rights and the Common Shares.  Statements contained in the Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to a Registration Statement, each such statement being qualified in all respects by such reference.  Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

MACC Private Equities Inc.:

We have audited the accompanying balance sheets of MACC Private Equities Inc. (the Company), including the schedule of investments, as of September 30, 2009 and 2008, and the related statements of operations, changes in net assets, and cash flows for each of the years in the three-year period ended September 30, 2009, and the financial highlights for each of the years in the five-year period ended September 30, 2009. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation or examination of securities owned as of September 30, 2009. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MACC Private Equities Inc. as of September 30, 2009 and 2008, the results of its operations, the changes in its net assets, and its cash flows for each of the years in the three-year period ended September 30, 2009, and the financial highlights for each of the years in the five-year period ended September 30, 2009, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 1 to the financial statements, the Company does not have sufficient cash on hand to meet current obligations, which raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ KPMG

San Diego, California
December 28, 2009

MACC PRIVATE EQUITIES INC.
BALANCE SHEETS
SEPTEMBER 30, 2009 AND 2008

Assets	2009	2008

Loans and investments in portfolio securities, at market or fair value (note 2):
Unaffiliated companies (cost of $779,807 for 2009; $2,274,595 for 2008)	$1,199,388	1,530,127
Affiliated companies (cost of $10,664,161 for 2009; $12,234,007 for 2008)	7,973,862	10,528,449
Controlled companies (cost of $2,874,939 for 2009; $2,932,231 for 2008)	2,602,022	2,443,275
Cash and money market accounts	173,521	145,790
Interest receivable	303,656	313,561
Other assets (note 1)	264,070	352,675

Total assets	$12,516,519	15,313,877

Liabilities and net assets

Liabilities:
Term Loan (note 3)	$4,618,659	4,750,405
Incentive fees payable (note 5)	16,361	16,361
Accounts payable and other liabilities	72,111	112,130

Total liabilities	4,707,131	4,878,896

Net assets:
Common stock, $.01 par value per share; authorized 10,000,000 shares; issued and outstanding 2,464,621 shares for each 2009 and 2008	24,646	24,646
Additional paid-in-capital	10,328,377	13,349,317
Unrealized depreciation on investments (note 2)	(2,543,635)	(2,938,982)

Total net assets	7,809,388	10,434,981

Commitments and contingency (note 6)

Total liabilities and net assets	$12,516,519	15,313,877

Net assets per share	$3.17	4.23

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

MACC PRIVATE EQUITIES INC.
STATEMENTS OF OPERATIONS
YEARS ENDED SEPTEMBER 30, 2009, 2008 AND 2007

	2009	2008	2007
Investment income:
Interest
Unaffiliated companies	$129,334	33,315	52,362
Affiliated companies	236,787	516,387	587,390
Controlled companies	24,957	47,933	129,591
Other	318	2,917	98,230
Dividends
Affiliated companies	161,174	355,005	129,054
Unaffiliated companies	26,766	---	---
Other	7,653	6	---

Total investment income	586,989	955,563	996,627

Operating expenses:
Interest expenses (note 3)	303,794	408,175	799,041
Management fees (note 5)	223,804	282,457	331,625
Incentive fees	---	---	143,732
Professional fees	325,839	395,240	271,650
Other	310,362	317,482	307,559

Total operating expenses	1,163,799	1,403,354	1,853,607

Investment expense, net before tax expense	(576,810)	(447,791)	(856,980)

Income tax benefit (note 4)	---	---	70,493

Investment expense, net	(576,810)	(447,791)	(786,487)

Realized and unrealized loss on investments (note 2):
Net realized (loss) gain on investments:
Unaffiliated companies	(908,201)	106,664	(134,044)
Affiliated companies	(1,535,929)	580,605	1,485,500
Net change in unrealized depreciation/appreciation investments	395,347	(1,294,629)	(662,393)
Realized loss on other assets	---	(30,678)	---
Net (loss) income on investments	(2,048,783)	(638,038)	689,063

Net change in net assets from operations	$(2,625,593)	(1,085,829)	(97,424)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

MACC PRIVATE EQUITIES INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED SEPTEMBER 30, 2009, 2008 AND 2007

2009	2008	2007

Operations:
Investment expense, net	$(576,810)	(447,791)	(786,487)
Net realized (loss) gain on investments	(2,444,130)	687,269	1,351,456
Net change in unrealized depreciation/appreciation on investments and other assets	395,347	(1,294,629)	(662,393)
Realized loss on other assets	---	(30,678)	---

Net change in net assets from operations	(2,625,593)	(1,085,829)	(97,424)

Net assets:
Beginning of period	10,434,981	11,520,810	11,618,234

End of period	$7,809,388	10,434,981	11,520,810

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

MACC PRIVATE EQUITIES INC.
STATEMENTS OF CASH FLOWS
YEARS ENDED SEPTEMBER 30, 2009, 2008 AND 2007

	2009	2008	2007
Cash flows from operating activities:
Decrease in net assets from operations	$(2,625,593)	(1,085,829)	(97,424)

Adjustments to reconcile decrease in net assets from operations to net cash provided by operating activities:
Net realized and unrealized loss (gain) on investments, net of incentive fees	2,048,783	607,360	(612,858)
Net realized and unrealized gain on other assets	---	30,678	67,527
Proceeds from disposition of and payments on
loans and investments in portfolio securities	817,382	1,647,743	3,062,958
Purchases of loans and investments in portfolio securities	(139,586)	(52,000)	(65,000)
Change in interest receivable	9,905	(44,963)	90,119
Change in other assets	88,605	(170,413)	968,467
Change in accrued interest, deferred incentive fees payable,
accounts payable and other liabilities	(40,019)	(251,113)	(42,217)

Total adjustments	2,785,070	1,767,292	3,468,996

Net cash provided by operating activities	159,477	681,463	3,371,572

Cash flows from financing activities:
Proceeds from note payable	---	---	6,250,000
Debt repayment	---	---	(10,790,000)
Line of credit draws	522,160	---	---
Note repayment	(653,906)	(1,357,968)	(141,627)

Net cash used in financing activities	(131,746)	(1,357,968)	(4,681,627)

Net increase (decrease) in cash and cash equivalents	27,731	(676,505)	(1,310,055)

Cash and cash equivalents at beginning of period	145,790	822,295	2,132,350

Cash and cash equivalents at end of period	$173,521	145,790	822,295

Supplemental disclosure of cash flow information - Cash paid during the period for interest	$288,632	391,907	710,939

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

MACC PRIVATE EQUITIES INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 AND 2008

(1)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICES AND RELATED MATTERS

(a)	Basis of Presentation

The financial statements include the accounts of MACC Private Equities Inc. (“MACC”). MACC has elected to be treated as a business development company under the Investment Company Act of 1940. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies.

On February 15, 1995, MACC consummated a plan of reorganization as confirmed by the United States Bankruptcy Court for the Northern District of Iowa on December 28, 1993. As of February 15, 1995, MACC adopted fresh-start reporting resulting in MACC’s assets and liabilities being adjusted to fair values.

Effective April 30, 3008, MACC’s wholly owned subsidiary, MorAmerica Capital Corporation (“MorAm”), was merged into MACC.

(b)	Going Concern Uncertainty and Liquidity

MACC has a negative net change in net assets from operations of $2,625,593 for the year ended September 30, 2009.  Operating expenses have been funded primarily from the sale of portfolio companies, dividends, interest and other distributions from MACC’s portfolio companies and from MACC’s bank financing.

MACC continues to have an ongoing need to raise cash from portfolio sales to fund operations and pay down outstanding debt.  MACC’s effort to sell certain investments has taken longer than initially anticipated while performance of the underlying portfolio companies in certain cases has deteriorated.  MACC’s ability to liquidate positions has been adversely affected by current credit conditions and the downturn in the financial markets and the global economy throughout the current fiscal year.  In addition, MACC’s note payable with Cedar Rapids Bank & Trust Company in the amount of $4,618,659 is due and payable March, 2010.  MACC will need to either extend the due date on the current note payable or consider additional sources of financing and additional sales of investments in order to meet current payment and operating requirements.  No assurance can be given that MACC will be successful in its efforts to extend its current financing arrangement or raise additional funding in the near term and accordingly these facts raise substantial doubt about MACC’s ability to continue as a going concern.  The accompanying financial statements have been prepared assuming that MACC will continue as a going concern.

MACC continues to seek additional cash through future sales of portfolio equity and debt securities and from other financing arrangements.  Absent financing amendments to the current note payable or additional sources of financing, current working capital and cash will not be adequate for operations at their current levels.  If such efforts are not successful, MACC may need to liquidate its current investment portfolio, to the extent possible, which could result in significant realized losses due to the current economic conditions.  MACC continues to review its current investment portfolio and evaluate potential exit opportunities at the maximum return on initial investment.

(c)	Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The financial statements are prepared in accordance with GAAP and pursuant to the requirements for reporting on Form 10-K and Article 6 or 10 of the Regulation S-X, as appropriate.  In accordance with Article 6-09 of Regulation S-X under the Exchange Act, we are providing a Statement of Changes in Net Assets in lieu of a Statement of Changes in Stockholders’ Equity.

(d)	Cash Equivalents

For purposes of reporting cash flows, MACC considers certificates of deposit and U. S. treasury bills with maturities of three months or less from the date of purchase and money market accounts to be cash equivalents. At September 30, 2009, and 2008, cash equivalents consisted of $171,831 of money market funds and $111,793, respectively.

(e)	Loans and Investments in Portfolio Securities

Investments in securities that are traded in the over-the-counter market or on a stock exchange are valued by taking the close (or bid price in the case of over-the-counter equity securities) for the valuation date. Restricted and other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors. Among the factors considered by MACC in determining the fair value of investments were the cost of the investment; developments, including recent financing transactions, since the acquisition of the investment; the financial condition and operating results of the portfolio company; discounted cash flow models, comparisons of multiples of peer companies that are public, the long-term potential of the business of the portfolio company; market interest rates for similar debt securities; overall market conditions and other factors generally pertinent to the valuation of investments.  When an external event such as a purchase transaction, public offering or subsequent equity sale occurs in connection with one of our portfolio companies, our board of directors uses the pricing indicated by the external event to corroborate and/or assist us in our valuation of our investment in such portfolio company.  However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

In the valuation process, MACC uses financial information received quarterly and annually from the portfolio companies which includes both audited and unaudited financial statements.  This information is used to assist in assessing financial condition, performance, and valuation of the portfolio investments.

Realization of the carrying value of investments is subject to future developments (see note 2). Investment transactions are recorded on the trade date. Identified cost is used to determine realized gains and losses. Under fresh start reporting, the fair value of loans and investments in portfolio securities on February 15, 1995, is considered the cost basis for financial statement purposes.

(f)	Other Assets, Net

For the year ended September 30, 2009, other assets include deferred fees on the note payable of $1,250, which are amortized over the life of the loan, prepaid taxes and insurance of $40,605, fees associated with the Rights Offering of $41,609, $131,000 held in escrow and other receivables of $49,606.

For the year ended September 30, 2008, other assets included deferred fees on the note payable of $14,912, which are amortized over the life of the loan, prepaid taxes and insurance of $79,260, fees associated with the Rights Offering of $41,609, $131,000 held in escrow and other receivables of $85,894.

(g)	Revenue Recognition

Dividend income is recognized on the ex-dividend date and interest income is accrued on a daily basis.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures.  A debt obligation is removed from non-accrual status when the issuer resumes interest payments and when collectability of interest is reasonably assured.

In conjunction with the investment process, MACC negotiates non-refundable processing fees with many companies it evaluates for investment.  These fees are compensation for time and efforts of the investment advisory personnel and for reimbursement of expenses related to the due diligence, and are recognized as income when received.

In-kind interest income is recorded in connection with debt to equity conversions or in the case of certain debt security reorganizations.

(h)	Income Taxes

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax basis and net operating and capital loss carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in the period that includes the enactment date.

Effective October 1, 2007, MACC adopted a reporting standard that clarifies the accounting and disclosure for uncertain tax positions by requiring that a tax position meet a “more likely than not threshold” for the benefit of the tax position to be recognized in the financial statements. A tax position that fails to meet the more likely than not recognition threshold will result in either a reduction of a current or deferred tax asset or receivable, or the recording of a current or deferred tax liability. The standard also provides guidance on measurement, recognition of tax benefits, classification, interim period accounting disclosure, and transition requirements in accounting for uncertain tax positions.  The adoption of the standard had no impact on the balance sheet or statement of operations.

(i)	Disclosures About Fair Value of Financial Instruments

Disclosures are required to be made regarding the estimated fair value of financial instruments, which are generally described as cash, contractual obligations, or rights to pay or receive cash. The carrying amount approximates fair value for certain financial instruments because of the short-term maturity of these instruments, including cash and money market, deferred incentive fees payable, accrued interest, accounts payable and other liabilities.

Portfolio investments are recorded at fair value. The consolidated schedule of investments (schedule 1) discloses the applicable fair value and cost for each security investment, which aggregated to $11,775,272 and $14,501,851 at September 30, 2009 and September 30, 2008, respectively.

(j)	Recent Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (“FASB”) issued authoritative guidance for fair value measurements and disclosures which defines fair value, establishes a framework for measuring fair value and expands disclosures related to assets and liabilities measured at fair value. In February 2008, the FASB issued additional authoritative guidance for fair value measurements which delayed the effective date of the authoritative guidance for fair value measurements to fiscal years beginning after November 15, 2008 for all nonfinancial assets and nonfinancial liabilities that are recognized or disclosed at fair value in the financial statements on a nonrecurring basis. We adopted the provisions of the authoritative guidance for fair value measurements on January 1, 2008 with the exception of the application of the guidance to non-recurring nonfinancial assets and nonfinancial liabilities which we will adopt on October 1, 2009. Our disclosures on the use of fair value measurements for our nonfinancial assets and liabilities are included in Note 2, “Fair Value Measurements”.

In February 2007, standards were adopted that permit entities to choose to measure many financial instruments and certain other items at fair value.  The provisions of this standard was effective as of the beginning of our 2009 fiscal year.  This pronouncement had no impact on MACC’s financial statements.

In October 2008, the FASB issued authoritative guidance which clarifies the application of determining fair value of financial assets when the market for that asset is not active.  More specifically, the pronouncement states that significant judgment should be applied to determine if observable data in a disclosed market represents forced liquidations or distressed sales and are not representative of fair value in an orderly transaction.  The pronouncement also provides further guidance that the use of a reporting entity’s own assumptions about the future cash flows and appropriately risk-adjusted discount rates is acceptable when relevant observable inputs are not available.  In addition, the pronouncement provides guidance on the level of reliance of broker quotes or pricing services when measuring fair value in a non-active market stating that less reliance should be placed on a quote that does not reflect actual market transactions and a quote that is not a binding offer.  The guidance was effective upon issuance for all financial statements that had not been issued and any changes in valuation techniques as a result of applying this pronouncement was accounted for as a change in accounting estimate.  MACC adopted this pronouncement during the quarter ended December 31, 2008.  The adoption of this pronouncement had no impact on the financial statements.

In April 2009, the FASB issued authoritative guidance for investments which provided recognition guidance for other than temporary impairments for debt securities classified as available-for-sale and held-to-maturity securities, and presentation and disclosure guidance for both debt and equity securities. This guidance requires significant additional disclosures for both annual and interim periods, including the amortized cost basis of available-for-sale and held-to-maturity debt, the methodology and key inputs used to measure the credit portion of other-than –temporary impairment, and a rollforward of amounts recognized in earnings for securities by major security type.  The pronouncement requires that entities identify major security classes consistent with how the securities are managed based on the nature and risks of the security, and also expands, for disclosure purposes, the list of major security types identified in the pronouncement.  This pronouncement was effective for interim and annual reporting periods ended after June 15, 2009.  MACC’s adoption of this pronouncement did not have a material impact on the financial statements.

In April 2009, the FASB issued authoritative guidance for fair value measurements and disclosures. This guidance provides companies with guidelines on how to determine fair value measurements when the volume and level of activity for an asset or liability have significantly decreased and how to identify transactions that are not orderly. This guidance is effective for interim reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. We adopted this guidance for the quarter ended June 30, 2009, which did not have any impact on our financial statements.
In May 2009, the FASB issued authoritative guidance for subsequent events which provides rules on recognition and disclosure for events and transactions occurring after the balance sheet date but before the financial statements are issued or available to be issued. In addition, the guidance requires a reporting entity to disclose the date through which subsequent events have been evaluated, as well as whether that date is the date the financial statements are issued or the date the financial statements are available to be issued. This guidance is effective for interim and annual periods ending after June 15, 2009. We adopted this guidance for the quarter ended June 30, 2009 and have included the required additional disclosures in Note 7, “Subsequent Events.”

In June 2009, the FASB issued authoritative guidance on the Accounting Standards Codification (“Codification”) and the Hierarchy of Generally Accepted Accounting Principles (“U.S. GAAP”), which establishes the Codification as the single source for nongovernmental financial statements prepared in accordance with U.S. GAAP, except for SEC rules and interpretive releases, which is also authoritative guidance for SEC registrants. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009 and will supersede all then existing non-SEC accounting and reporting standards. The guidance is not intended to change or alter existing U.S. GAAP and will only impact references to accounting guidance. Accordingly, we have removed references to legacy U.S. GAAP in our publicly issued consolidated financial statements, starting with the accompanying financial statements and disclosures for the period ended September 30, 2009.

(2)	Investments

MACC adopted guidance for fair value measurements on October 1, 2008.  In part, this guidance defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value.  The guidance establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories:

Level I – Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level 1 include listed equities and listed derivatives.

Level II – Pricing inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instruments. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

  Investments which are generally included in this category include corporate debt and less liquid and restricted equity securities.

Level III – Pricing inputs are unobservable for the investments and includes situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment or estimation and are based on the Board of Director’s own assumptions about the assumptions that a market participant would use, including inputs derived from extrapolation and interpolation that are not corroborated by observable market data.  Investments that are included in this category generally include corporate private equity.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input that is significant to the fair value measurement. MACC’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

All of MACC’s investments at September 30, 2009 were classified and disclosed under the Level III category.  Investments are stated at fair value as determined by the Board of Directors according to the procedures of MACC’s Valuation Policy.  Securities are valued individually and in the aggregate as of the end of each quarter of each fiscal year and as of the end of each fiscal year.  Interest-bearing securities are valued in an amount not greater than cost, with adjustments to their carrying value made to reflect changes in interest rates.  Loan valuation determinations take into account portfolio companies’ financial condition, outlook, payment histories and other factors.  Equity security valuations take into account the following factors, among others: the portfolio company’s performance, the prospects of a portfolio company’s future equity financing and the character of participants in such financing, and the utilization of various financial measures, including cash flow multiples, as appropriate.  If a portfolio company appears likely to discontinue

operations, a liquidation valuation technique may be employed.   The Board of Directors also considers credit market conditions, and the risks and uncertainties associated with those conditions in determining the values of its portfolio securities. Valuations establishedby the Board of Directors are not necessarily indicative of amounts which may ultimately be realized as a result of future sales or other dispositions of portfolio assets, and these favorable or unfavorable differences could be material.

Loans and investments in portfolio securities include debt and equity securities in small business concerns located throughout the continental United States, with a concentration in the Midwest. MACC determined that the fair value of its portfolio securities was $11,775,272 at September 30, 2009.

The following table presents the investments at fair value as of September 30, 2009 by type of investment:

Fair Value Based on	Corporate Private Debt	Corporate Private Equity	Total

Investment Level III	$ 7,111,912	$ 4,663,360(1)	100%
(1) represents $3,074,045 in preferred shares; $817,925 in common shares; and $771,390 in membership interests.

The following table provides a rollforward in the changes in fair value during year ending September 30, 2009 for all investments which MACC has determined using unobservable (Level III) factors.

For the year ended September 30, 2009		Total

Balance, October 1, 2008		$14,501,851
Purchases (Debt Repayment)
Central Fiber Corporation	$(258,222)
Handy Industries, LLC	100,565
Linton Truss Corporation	21
MainStream Data, Inc.	(100,057)
Morgan Ohare, Inc.	(57,292)
Portrait Displays, Inc.	(81,575)
SMWC Acquisition Co., Inc	(73,425)
Superior Holding, Inc.	39,000
Warren Family Funeral Homes, Inc.	(12)
Total Purchases (Debt Repayment)		(430,997)
UnRealized Gain (Loss)
Handy Industries, LLC	(667,327)
Kwik-Way Products, Inc.	(768,610)
MainStream Data, Inc.	(99,992)
Phonex Broadband Corporation	(1,155,000)
TotaTotal Realized Gain (Loss)		(2,690,929)
Un rUnrealized Gain (Loss)
Aviation Manufacturing Group, LLC	(24,520)
Detroit Tool Metal Products Co.	(321,973)
Feed Management Systems, Inc.	39,641
Handy Industries, LLC	215,877
Kwik-Way Products, Inc.	768,610
Linton Truss Corporation	(115,000)
M.A. Gedney Company	(145,999)
Magnum Systems, Inc.	(250,000)
MainStream Data, Inc.	(24,951)
Morgan Ohare, Inc.	(216,667)
Phonex Broadband Corporation	1,154,999
Portrait Displays, Inc.	324,050
Pratt-Read Corporation	(905,576)
Spectrum Products, LLC	432,706
Superior Holding, Inc.	(335,850)
Warren Family Funeral Homes, Inc.	(200,000)

Total Unrealized Gain (Loss)	395,347
Balance, September 30, 2009	$11,775,272
The The amount of total gains (losses) for the period included on the statement of operations attributable to changes in unrealized gains/losses relating to investments still held at the reporting date.	$395,347

Total unrealized gains and losses recorded for Level III investments are reported in Net Change in Unrealized Loss in the Statements of Operations.

INVESTMENT CONCENTRATIONS

At September 30, 2009, the Company has aggregate investments in 14 Portfolio Companies and approximately 60% of the aggregate fair value of such investments was senior subordinated debt and 40% was in equity instruments.  The following table outlines the Company’s investment by type at September 30, 2009 and 2008.

	September 30, 2009		September 30, 2008
	Cost	Fair Value	Cost	Fair Value
Senior Subordinated Debt	7,949,900	7,111,912	9,597,790	8,391,261
Preferred Equity Securities	4,686,768	3,074,045	5,939,895	2,468,610
Common Equity Securities	1,681,849	817,925	1,901,401	2,846,421
Membership Interests	390	771,390	1,747	795,559

MACC acquired its portfolio securities by direct purchase from the issuers under investment representation and values the securities on the premise that, in most instances, they may not be sold without registration under the Securities Act of 1933. The price of securities purchased was determined by direct negotiation between MACC and the seller. All portfolio securities are considered to be restricted in their disposition and illiquid at September 30, 2009 and 2008.

(3)	NOTES PAYABLE

MACC has a term loan in the amount of $4,618,659 with Cedar Rapids Bank & Trust Company as of September 30, 2009.  This note is a variable interest rate note secured by a Security Agreement, Commercial Pledge Agreement and a Master Business Loan Agreement.  The interest rate fluctuates daily and is the greater of the Wall Street Journal prime rate plus 2.0% or 6.0%.  The interest rate on the note at September 30, 2009 was 6.0%.  The note has a stated maturity of January 10, 2011.

During the year ended September 30, 2008, MACC had a term loan in the amount of $4,750,405 with Cedar Rapids Bank & Trust Company.  The note was a variable interest rate note secured by a Security Agreement, Commercial Pledge Agreement and a Master Business Loan Agreement.  The interest rate on the note at September 30, 2008 was 6.0%.  The note has a stated maturity of August 28, 2009.

(4)	INCOME TAXES

Income tax expense differed from the amounts computed by applying the United States federal income tax rate of 34% to pretax loss due to the following (rounded to thousands):

	2009		2008	2007
Computed “expected” tax expense		$(914,000)	(369,000)	(57,000)
Increase (reduction) in income taxes resulting from:
Nontaxable dividend income		(26,000)	(59,000)	(24,000)
Expiration of Federal Net Operating Losses Unused		---	1,824,000	---
Decrease in excess tax accrual		---	---	(70,000)
Change in the beginning of the period valuation allowance for deferred tax assets		940,000	(1,396,000)	81,000

Income tax expense / (benefit)	$	---	---	(70,000)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets at September 30, 2009 and 2008 are as follows (rounded to thousands):

	2009	2008
Deferred tax assets:
Net operating and capital loss carryforwards	$7,953,000	6,618,000
Unrealized depreciation on investments	1,460,000	1,588,000
Other	586,000	659,000

Total gross deferred tax assets	9,999,000	8,865,000

Less valuation allowance	(9,451,000)	(8,382,000)
Net deferred tax assets	548,000	483,000

Deferred tax liabilities:
Equity investments		(427,000)	(362,000)
Other assets received in lieu of cash		(121,000)	(121,000)
Net deferred tax assets	$	---	---

The net change in the total valuation allowance for the year ended September 30, 2009 was an increase of $1,069,000 as compared with $522,000 at the year ended September 30, 2008. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers projected future taxable income and tax planning strategies in making this assessment. In order to fully realize the gross deferred tax assets, MACC will need to generate future taxable income of approximately $20 million prior to the expiration of the loss carryforwards in 2008-2025.

At September 30, 2009, MACC has net operating and capital loss carryforwards for federal income tax purposes of approximately $20 million, which are available to offset future federal taxable income, if any, through 2025.  At September 30, 3008 MACC had approximately $16.5 million in net operating and capital loss carryforwards.  Approximately $7.6 million of the carryforwards are available for the year ending September 30, 2010, of which approximately $0.4 million are projected to expire unused at September 30, 2010.

The Company files income tax returns in the U.S. federal jurisdiction, and approximately three state jurisdictions.  Tax years ending September 30 of 2008, 2007, and 2006 are currently open for examination by federal and state tax authorities.

The Company has no unrecognized tax benefits as of September 30, 2009.  The Company does not believe that the amount of unrecognized tax benefits will significantly increase within the next 12 months.

(5)	MANAGEMENT AGREEMENTS

(a)	Eudaimonia

MACC entered into an investment advisory agreement (the “Agreement”) with Eudaimonia Asset Management, LLC (“EAM”) on April 29, 2008.  The management fee is equal to an annual rate of 2.0% of Assets Under Management (as defined in the Agreement), payable in arrears.  In April, 2009, EAM elected to reduce their fee to 1.5% and additionally in May, 2009, to reduce their fee to 1.0% until further notice.   In addition to the management fee, MACC contracted to pay an incentive fee of 13.4% of Net Capital Gains on Existing Portfolio Companies (as defined in the Agreement) and an incentive fee of 20.0% of Net Capital Gains on New Portfolio Companies (as defined in the Agreement), before taxes.  The Agreement may be terminated by either party upon sixty days’ written notice. Total management fees under the Agreement amounted to $81,525 for the year ended September 30, 2009 and $32,921 for the year ended September 30, 2008. There were $0 incentive fees paid under the Agreement in 2009 and 2008.

(b)	InvestAmerica

MACC and EAM entered into an investment sub-advisory agreement (the “Subadvisory Agreement”) with InvestAmerica on April 29, 2008.  The management fee (as defined in the SubadvisoryAgreement) is equal to 50% of the management fee actually paid by MACC to EAM attributable to Existing Portfolio Companies, payable in arrears. EAM elected to reduce their fees, however InvestAmerica continues to receive a management fee equal to 50% of the original agreement or an annual rate of 1% of Assets under Management attributable to Existing Portfolio Companies. The Subadvisory Agreement may be terminated by any party upon sixty days’ written notice. Total management fees paid to InvestAmerica amounted to $142,279 for the year ended September 30, 2009 and $98,763 for the year ended September 30, 2008. There were $0 incentive fees paid under the Subadvisory Agreement for the year ended September 30, 2009 and $232,499 for the year ended September 30, 2008.

(6)	Commitments and Contingencies

As of September 30, 2009, the Company was not party to any signed and non-binding term sheets for potential investments.

(7)	Subsequent Events

The Company evaluated all events that have occurred subsequent to December 31, 2009 through the date of this filing of Form N-2/A.  There were no subsequent events.

 (8)           FINANCIAL HIGHLIGHTS

The Company has presented the following disclosures pertaining to common stockholders, as required by the AICPA Audit and Accounting Guide for Investment Companies, for the years ended September 30:

	2009		2008	2007	2006	2005

Per Share Operating Performance (For a share of capital stock outstanding throughout the period): Net asset value, beginning of period	$4.23		4.67	4.71	5.54	4.61

Income from investment operations:
Investment expense, net	(0.23)		(0.18)	(0.32)	(0.48)	(0.75)
Net realized and unrealized (loss)
gain on investment transactions	(0.83)		(0.26)	0.28	(0.35)	1.80
Conversion of note payable and accrued interest to shares of common stock	---		---	---	---	(0.12)
Total from investment operations	(1.06)		(0.44)	(0.04)	(0.83)	0.93

Net asset value, end of period	$3.17		4.23	4.67	4.71	5.54
Closing market price	$0.80		1.36	2.45	1.78	2.57

	2009		2008	2007	2006	2005

Total return
Net asset value basis (1)(2)	(25.16	) %	(9.42)	(0.84)	(14.98)	27.26
Market price basis	(41.18	) %	(44.49)	37.64	(30.74)	(25.51)

Net asset value, end of period (in thousands)	$7,809		10,435	11,521	11,618	13,665

Ratio to average net assets:
Investment (expense) income, net (1)(2)	(6.09	) %	(4.12)	(6.71)	(8.53)	(15.81)
Operating and income tax expense (1)(2)	12.29%		12.92	15.22	18.46	37.86

(1)  MACC’s  investment advisor, EAM elected to voluntarily waive its management fees during April through September, 2009.  Due to the election, the investment advisor voluntarily waived $60,753 as of September 30, 2009.  The effects of the waiver as of September 30, 2009 would be, total return on net assets value basis would be 25.74%; the investment (expense) income, net ratio would be (6.75%); and the operating and income expense ratio would be 12.97%.

(2) MorAm’s investment advisor agreed to a waive management fees during March and April 2005.  Due to the agreement, the investment advisor voluntarily waived $103,867 as of September 30, 2005.  Excluding the effects of the waiver as of September 30, 2005, total return on a net assets value basis would be 26.29%; the investment (expense) income, net ratio would be (16.80)%;  and the operating and income expense ratio would be 38.96%.  EAM has voluntarily waived its management fees during the year ended September 30, 2009.

The ratios of investment (expense) income, net to average net assets, of operating and income tax expenses to average net assets and total return are calculated for common stockholders as a class.  Total return, which reflects the annual change in net assets, was calculated using the change in net assets between the beginning and end of the year.  An individual common stockholder’s return may vary from these returns.

(9)           SELECTED QUARTERLY DATA (unaudited)

	2009
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
Total Investment Income	$141,403	$152,445	$81,763	$211,379
Interest Expense	74,647	85,745	70,895	72,507
Management and Professional Fees	127,877	95,909	184,686	132,171
Other Expenses	95,008	70,903	64,731	88,721
Tax Expense (benefit)	(156,129)	(100,112)	(238,549)	(82,020)
Net gain (loss) on investments	(91,979)	(1,075,523)	(1,150,381)	269,100
Net Change in Net Assets from Operations	(248,108)	(1,175,635)	(1,175,635)	187,080
Net Change in Net Assets from Operations per Share	$(0.10)	$(0.48)	$(0.56)	$0.08
Net Asset Value per Share	$3.17	$3.27	$3.75	$4.31

	2008
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
Total Investment Income	$219,400	$281,861	$194,298	$260,004
Interest Expense	77,871	93,377	108,812	128,115
Management and Professional Fees	118,538	174,370	262,105	122,684
Other Expenses	71,579	94,274	94,865	56,764
Tax Expense (benefit)	(48,588)	(80,160)	(271,484)	(47,559)
Net gain (loss) on investments	(339,926)	611,097	(187,855)	(721,354)
Net Change in Net Assets from Operations	(388,514)	530,937	(459,339)	(768,913)
Net Change in Net Assets from Operations per Share	$(0.16)	$0.21	$(0.18)	$(0.31)
Net Asset Value per Share	$4.23	$4.39	$4.18	$4.36

(10)            PORTFOLIO CHANGES DURING THE YEAR

ADDITIONS TO PREVIOUS INVESTMENTS		DISPOSITIONS
	Amount Invested		Cost	Amount Received
Handy Industries, LLC	$100,565	Central Fiber Corporation	$258,222	$272,412
Linton Truss Corporation	21	Mainstream Data, Inc.	200,049	100,057
Superior Holding, Inc.	39,000	Warren Family Funeral Homes, Inc.	12	231,001

	$139,586		$458,283	$603,470

		REPAYMENTS RECEIVED		$213,912

SCHEDULE OF INVESTMENTS
SCHEDULE 1 - SEPTEMBER 30, 2009

Manufacturing:
Company	Security	Percent of Net assets	Value	Cost (d)

Aviation Manufacturing Group, LLC (a)	14% debt security, due October 1, 2010 (c)		$616,000	616,000
Yankton, South Dakota	154,000 units preferred		154,000	154,000
Manufacturer of flight critical parts	Membership interest		771,039	39
for aircraft	14% note, due October 1, 2010		77,000	77,000
			1,618,039	847,039

Detroit Tool Metal Products Co. (a)	12% debt security, due November 18, 2009		1,371,507	1,371,507
Lebanon, Missouri	19,853.94 shares Series A preferred (c)		----	195,231
Metal stamping	7,887.17 shares common (c)		----	126,742
			1,371,507	1,693,480

Handy Industries, LLC (a)	1,015.79 units Class A1 preferred (c)		67,042	269,093
Marshalltown, Iowa
Manufacturer of lifts for
motorcycles, trucks and
industrial metal products

Linton Truss Corporation	542.8 common shares (c)		----	----
Delray Beach, Florida	400 shares Series 1 preferred (c)		75,000	40,000
Manufacturer of residential roof and floor truss systems	Warrants to purchase common shares (c)		36	36
			75,036	40,036

M.A. Gedney Company (a)	648,783 shares preferred (c)		----	1,450,601
Chaska, Minnesota	12% debt security, due June 30, 2012		1	76,000
Pickle Processor	Warrant to purchase 83,573 preferred shares (c)		----	----
			1	1,526,601

Magnum Systems, Inc. (a)	12% debt security, due November 1, 2011		574,163	574,163
Parsons, Kansas	48,038 common shares (c)		48,038	48,038
Manufacturer of industrial bagging	292,800 shares preferred (c)		304,512	304,512
equipment	Warrant to purchase 56,529 common shares (c)		330,565	565
			1,257,278	927,278

Pratt-Read Corporation (a)	13,889 shares Series A Preferred (c)		----	750,000
Bridgeport, Connecticut	7,718 shares Services A preferred (c)		----	416,667
Manufacturer of screwdriver shafts	13% debt security, due January 7, 2009 (c)		1	277,800
and handles and other hand tools	Warrants to purchase common shares (c)		----	----
			1	1,444,467

Spectrum Products, LLC (b)	13% debt security, due January 1, 2011 (c)		1,077,649	1,077,649
Missoula, Montana	385,000 units Series A preferred (c)		385,000	385,000
Manufacturer of equipment for the	Membership interest (c)		351	351
swimming pool industry	35,073.50 units Class B preferred (c)		47,355	47,355
			1,510,355	1,510,355

Manufacturing Continued:
Company	Security	Percent of Net assets	Value	Cost (d)

Superior Holding, Inc.	6% debt security, due April 1, 2010 (c)		568,727	780,000
Wichita, Kansas	Warrant to purchase 11,143 common shares (c)		1	1
Manufacturer of industrial and	6% debt security, due April 1, 2010 (c)		221,000	221,000
commercial boilers and shower	121,457 common shares (c)		----	121,457
doors, frames and enclosures	6% debt security, due April 1, 2010 (c)		308,880	308,880
	312,000 common shares (c)		----	3,120
	19% debt security, January 31, 2010 (c)		39,000	39,000
			1,137,608	1,473,458

Total manufacturing		60%	7,036,867	9,731,807

Service:

Monitronics International, Inc.	73,214 common shares (c)		439,284	54,703
Dallas, Texas
Provides home security systems monitoring services

Morgan Ohare, Inc. (b)	0% debt security, due January 1, 2010 (c)		900,000	1,125,000
Addison, Illinois	10% debt security, due January 1, 2010		191,666	239,583
Fastener plating and heat treating	57 common shares (c)		1	1
			1,091,667	1,364,584

SMWC Acquisition Co., Inc. (a) Kansas City, Missouri Steel warehouse distribution and processing	13% debt security due September 30, 2011		68,750	68,750
	12% debt security due September 30, 2011		412,500	412,500
			481,250	481,250

Total Service		17%	2,012,201	1,900,537

Technology and Communications:

Feed Management Systems, Inc. (a)	540,551 common shares (c)		----	1,327,186
Brooklyn Center, Minnesota	674,309 shares Series A preferred (c)		2,041,136	674,309
and B2B internet services			2,041,136	2,001,495

Portrait Displays, Inc.	10% debt security, due April 1, 2012		685,068	685,068
Pleasanton, California	Warrant to purchase 39,400 common shares (c)		----	----
Designs and markets pivot enabling			685,068	685,068
software for LCD computer monitors

Total technology and communications		23%	2,726,204	2,686,563

			$11,775,272	14,318,907

SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS.

SCHEDULE 1 - SEPTEMBER 30, 2009

(a)  Affiliated company.  Represents ownership of greater than 5% to 25% of the outstanding voting securities of the issuer, and is or was an affiliate of MACC Private Equities Inc. as defined in the Investment Company Act of 1940 at or during the period ended September 30, 2009.  Transactions during the period in which the issuers were affiliated companies are as follows:

Description	Beginning Cost	Purchases	Sales	Ending Cost	Dividend Income	Interest Income	Net Realized Gains/Losses

Aviation Manufacturing Group, LLC	$847,039	---	---	847,039	51,550	97,020	---
Detroit Tool Metal Products Co.	1,693,480	---	---	1,693,480	---	26,529	---
Feed Management Systems, Inc.	2,001,495	---	---	2,001,495	---	---	---
Handy Industries, LLC	835,855	100,565	667,327	269,093	---	---	(667,327)
Kwik-Way Products, Inc.	768,610	---	768,610	---	---	---	(768,610)
M.A. Gedney Company	1,526,601	---	---	1,526,601	---	(21,609)	---
Magnum Systems, Inc.	927,278	---	---	927,278	109,624	68,899	---
MainStream Data, Inc.	200,049	---	200,049	---	---	---	(99,992)
Pratt-Read Corporation	1,444,467	---	---	1,444,467	---	---	---
SMWC Acquisition Co., Inc	554,675	---	73,425	481,250	---	61,537	---
Superior Holding, Inc.	1,434,458	39,000	---	1,473,458	---	4,411	---

Total	$12,234,007	139,565	1,709,411	10,664,161	161,174	236,787	(1,535,929)

(b) Controlled company.  Represents ownership of greater than 25% of the outstanding voting securities of the issuer, and is or was a controlled affiliate of MACC as defined in the Investment Company Act of 1940 at or during the period ended September 30, 2009.  Transactions during the period in which the issuers were controlled affiliates are as follows:

Description	Beginning Cost	Purchase Cost	Sales Cost	Ending Cost	Dividend Income	Interest Income	Net Realized Gains/Losses
Morgan Ohare, Inc.	$1,421,876	---	57,292	1,364,584	---	24,957	---
Spectrum Products, LLC	1,510,355	---	---	1,510,355	26,766	---	---
Total	$2,932,231	---	57,292	2,874,939	26,766	24,957	---

(c) Presently nonincome producing.

(d)  For all debt securities presented, the cost is equal to the principal balance.

Notes to SCHEDULE OF INVESTMENTS

(A)  For investments held at the February 15, 1995 fresh-start date, the stated cost represents the fair value at the fresh-start date.

(B)  At September 30, 2009, all securities are considered to be restricted in their disposition and are stated at what the Board of Directors considers to be fair value.

(C) At September 30, 2009, the cost of securities for federal income tax purposes was $13,897,452, and the aggregate unrealized appreciation/depreciation (including other basis differences) based on that cost was:

Unrealized appreciation	$1,634,049
Unrealized depreciation	(3,831,092)
Net unrealized depreciation	$(2,197,043)

SCHEDULE 1 - SEPTEMBER 30, 2009

 (D) MACC owns a portfolio which includes investments in restricted securities of small businesses. Within this portfolio, eight of these restricted securities include registration rights and six of these restricted securities do not include registration rights. Within the eight securities that include registration rights, the actual rights include the following general characteristics:

1.  The securities generally provide for demand rights as follows:

a.	The demand rights may only be required from a low of 25% of the security holders to a high of a majority of the security holders.

b.	The security holders may require from one to two demand registrations.

c.	The small businesses are generally only required to use “best efforts” to comply with the demands.

2.  The securities generally allow the security holders to register securities if the small business registers its securities, i.e. “piggyback rights.”

a.	Piggyback rights generally may be accessed by individual security holders.

b.	Under piggyback rights, the small business and its investment bankers are only required to use best efforts to comply with the right.

3.  The Company expects that, in general, the securities that they will acquire in the future will include demand and piggyback rights.

MACC PRIVATE EQUITIES INC.
CONDENSED BALANCE SHEETS
(UNAUDITED)

	December 31, 2009	September 30, 2009

Assets

Cash and cash equivalents	$280,836	173,521
Loans and investments in portfolio securities, at market or fair value:
Unaffiliated companies (cost of $768,306 and $779,807)	1,112,851	1,199,388
Affiliated companies (cost of $11,094,541 and $10,664,161)	7,615,028	7,973,862
Controlled companies (cost of $2,874,939 and $2,874,939)	2,602,022	2,602,022
Interest receivable	66,931	303,656
Other assets	232,235	264,070

Total assets	$11,909,903	12,516,519

Liabilities and net assets

Liabilities:
Notes payable	4,494,625	4,618,659
Incentive fees payable	16,361	16,361
Accounts payable and other liabilities	83,061	72,111

Total liabilities	4,594,047	4,707,131

Net assets:
Common stock, $.01 par value per share; authorized 10,000,000 shares; issued and outstanding 2,464,621 shares	24,646	24,646
Additional paid-in-capital	10,158,516	10,328,377
Unrealized depreciation on investments	(2,867,306)	(2,543,635)

Total net assets	7,315,856	7,809,388

Total liabilities and net assets	$11,909,903	12,516,519

Net assets per share	$2.97	3.17

SEE ACCOMPANYING NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

MACC PRIVATE EQUITIES INC.
CONDENSED STATEMENT OF OPERATIONS
(UNAUDITED)

	For the three months ended December 31, 2009	For the three months ended December 31, 2008

Investment income:
Interest
Unaffiliated companies	$16,936	7,986
Affiliated companies	57,358	86,823
Controlled companies	217,990	6,788
Loss on interest receivable	(241,843)	---
Other	118	158
Dividends
Affiliated companies	42,632	109,624

Total investment income	93,191	211,379

Operating expenses:
Interest expenses	71,063	76,574
Management fees	31,066	74,943
Professional fees	90,965	57,228
Other	69,958	84,654

Total operating expenses and income tax expense	263,052	293,399

Investment income (expense), net	(169,861)	(82,020)

Realized and unrealized (loss) gain on investments:
Net change in unrealized appreciation/depreciation investments	(323,671)	269,100

Net (loss) gain on investments	(323,671)	269,100

Net change in net assets from operations	$(493,532)	187,080

SEE ACCOMPANYING NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

MACC PRIVATE EQUITIES INC.
CONDENSED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	For the three months ended December 31, 2009	For the three months ended December 31, 2008

Cash flows (used in) from operating activities:
Net change in net assets from operations	$(493,532)	187,080

Adjustments to reconcile net change in net assets from operations to net cash provided by (used in) operating activities:
Net realized and unrealized loss on investments	323,671	(269,100)
Net realized and unrealized loss on other assets	---	---
Proceeds from disposition of and payments on
loans and investments in portfolio securities	155,042	78,388
Purchases of loans and investments in portfolio securities	(33,342)	(40,127)
Change in interest receivable	236,725	5,886
Change in other assets	31,835	34,620
Change in accrued interest, deferred incentive fees payable,
accounts payable and other liabilities	10,950	49,620

Net cash provided by operating activities	231,349	46,367

Cash flows used in financing activities:
Note repayment	(124,034)	(48,321)

Net cash used in financing activities	(124,034)	(48,321)

Net increase (decrease) in cash and cash equivalents	107,315	(1,954)

Cash and cash equivalents at beginning of period	173,521	145,790

Cash and cash equivalents at end of period	$280,836	143,836

Supplemental disclosure of cash flow information -
Cash paid during the period for interest	$70,312	72,507

Supplemental disclosure of non-cash investing and financing information -
In-kind interest income received in the form of securities	$241,843	---

SEE ACCOMPANYING NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

MACC PRIVATE EQUITIES INC.
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
DECEMBER 31, 2009

(1)           Basis of Presentation

The accompanying unaudited condensed financial statements include the accounts of MACC Private Equities Inc. (“MACC,” “we” or “us”) and have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for investment companies.  MACC has elected to be treated as a business development company under the Investment Company Act of 1940, as amended.  On February 15, 1995, MACC consummated a plan of reorganization as confirmed by the United States Bankruptcy Court for the Northern District of Iowa on December 28, 1993. As of February 15, 1995, MACC adopted fresh-start reporting resulting in MACC’s assets and liabilities being adjusted to fair values.  Effective April 30, 2008, MACC’s wholly-owned subsidary, MorAmerica Capital Corporation, (“MorAm”), was merged with and into MACC.

The unaudited condensed financial statements included herein have been prepared in accordance with GAAP for interim financial information and instructions to Form 10-Q and Articles 6 and 10 of Regulation S-X.  Accordingly, certain information and note disclosures normally included in annual audited financial statements prepared in accordance with GAAP have been omitted, however MACC believes that the disclosures made are adequate to make the information presented not misleading.  The unaudited condensed financial statements should be read in conjunction with the audited financial statements and notes thereto of MACC as of and for the year ended September 30, 2009 included in the MACC’s Form 10-K, as filed with the Securities and Exchange Commission (the “SEC”).  The information reflects all adjustments consisting of normal recurring adjustments which are, in the opinion of management, necessary for a fair presentation of the results of operations for the interim periods.  The results of the interim periods reported are not necessarily indicative of results to be expected for the year.  The balance sheet information as of September 30, 2009 has been derived from the audited balance sheet as of that date, but does not include all disclosures required by GAAP.

Significant Risk and Uncertainties

When global economic conditions are adverse or the global economy is in a recession as it was during fiscal 2009 and the first quarter of fiscal 2010, it is difficult for us to estimate future expected realizable value from investments, the likelihood of our portfolio companies’ ability to meet their financial obligations, including the debentures and related interest payments due to us, and therefore our future expected cash flows.  All of these factors increase uncertainty inherent in management’s estimates and assumptions.  As future events and their effects cannot be determined with precision, particularly those related to the condition of the economy, we believe actual results related to our realization on the sale of investments, collection of loans receivable and interest receivable presently pose our greatest risk and could differ significantly from our current estimates.

(2)	Going Concern Uncertainty and Liquidity

MACC has a negative net change in net assets from operations of $493,532 for the three months ended December 31, 2009 and generated net cash flow from operations of $231,349 to fund our operating activities and financing requirements for the three months ended December 31, 2009 and for ongoing operating expenses. Operating expenses have been funded primarily from the sale of portfolio companies, dividends, interest and other distributions from our portfolio companies and our bank financing.

We continue to have an ongoing need to raise cash from portfolio sales to fund our operations and pay down outstanding debt.  Our efforts to sell certain investments has taken longer than we initially anticipated while performance of the underlying portfolio companies in certain cases has deteriorated.  We believe our ability to liquidate positions had been adversely affected by credit conditions and the downturn in the financial markets and the global economy.  In addition, our Term Loan with Cedar Rapids Bank & Trust Company (“CRB&T”) with a balance of $4,494,625 as of December 31, 2009 is due and payable January 10, 2011 (“Term Loan”).  No assurance can be given that we will be successful in our efforts to raise additional funding in the near term and accordingly these facts raise substantial doubt about our future ability to continue as a going concern.

In addition to seeking additional cash through future sales of portfolio securities, we expect to amend our rights offering registration statement currently on file with the SEC in the near future and thereafter to commence a rights offering to raise funds for operating purposes and to begin our new strategy of investing in highly liquid public securities qualified for BDC investment.  Further, we believe that future capital raises will be necessary and we are exploring those options.  We expect the attractiveness of our new investment strategy, combined with the underlying value of MACC’s current portfolio, will make additional capital raises possible in the future.  At our next annual meeting, we also expect to seek approval from our shareholders for authority to issue shares at less than net asset value.

Absent additional sources of financing, current working capital and cash will not be adequate for operations at their current levels. If such efforts are not successful, we may need to liquidate our current investment portfolio, to the extent possible which could result in significant realized losses due to the current economic conditions.  We continue to review our investment portfolio and evaluate potential exit opportunities at the maximum return on our initial investment.  In light of challenging market conditions, however, the Board will continue to review alternatives, including seeking shareholder approval to liquidate, should additional capital raising prospects prove unlikely or inadequate to effectively execute on the new strategy.

 (3)           Critical Accounting Policies

Investments

       Investments in securities that are traded in the over-the-counter market or on a stock exchange are valued by taking the end of day close price (or bid price in the case of over-the-counter equity securities) for the valuation date.  Restricted and other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors.  Among the factors considered in determining the fair value of investments are the cost of the investment; developments, including recent financing transactions, since the acquisition of the investment; financial condition and operating results of the investee; the long-term potential of the business of the investee; market interest rates for similar debt securities; overall market conditions and other factors generally pertinent to the valuation of investments.  The Board of Directors has considered the current illiquid credit market conditions, and the risks and uncertainties associated with those conditions in determining the values of our portfolio securities.  Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.
In the valuation process, we use financial information received monthly, quarterly, and annually from our portfolio companies which includes both audited and unaudited financial statements.  This information is used to assist in assessing financial condition, performance, and valuation of the portfolio investments.

Realization of the carrying value of investments is subject to future developments.  Investment transactions are recorded on the trade date and identified cost is used to determine realized gains and losses.  Under the provisions of authoritative guidance, the fair value of loans and investments in portfolio securities on February 15, 1995, MACC’s fresh-start date, is considered the cost basis for financial statement purposes.

Accounting Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.

Actual results could differ from these estimates.  Current economic conditions, including illiquid credit markets, volatile equity markets, and deteriorating economic conditions contribute to the inherent uncertainty of such estimates.  Management’s estimates and assumptions are reviewed periodically, and the effects of revisions are reflected in the unaudited condensed financial statements in the periods they are determined to be necessary.

 (4)           Recent Accounting Pronouncements

      In September 2006, FASB issued authoritative guidance for fair value measurements and disclosures which defines fair value, establishes a framework for measuring fair value and expands disclosures related to assets and liabilities measured at fair value. In February 2008, the FASB issued additional authoritative guidance for fair value measurements which delayed the effective date of the authoritative guidance for fair value measurements to fiscal years beginning after November 15, 2008 for all nonfinancial assets and nonfinancial liabilities that are recognized or disclosed at fair value in the financial statements on a nonrecurring basis. We adopted the provisions of the authoritative guidance for fair value measurements on January 1, 2008 with the exception of the application of the guidance to non-recurring nonfinancial assets and nonfinancial liabilities which we adopted on October 1, 2009. Our disclosures on the use of fair value measurements for our nonfinancial assets and liabilities are included in Note 5 “Fair Value Measurements”.

          In April 2009, the FASB issued authoritative guidance for fair value measurements and disclosures. This guidance provides companies with guidelines on how to determine fair value measurements when the volume and level of activity for an asset or liability have significantly decreased and how to identify transactions that are not orderly. This guidance is effective for interim reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. We adopted this guidance for the quarter ended June 30, 2009, which did not have any impact on our financial statements included in this report.

    In September 2009, the FASB issued authoritative guidance that allows investors to use net asset value (NAV) as a practical expedient to estimate fair value of investments that do not have readily determinable fair values, including investees that have attributes of investment companies, report net asset value or its equivalent to their investors, and calculate net asset value or its equivalent consistent with the measurement principles of the AICPA Investment Companies Guide.  The practical expedient cannot be used for investments that have a readily determinable fair value.  New disclosures of the attributes of all investments within the scope of the new guidance is required regardless of whether the entity; used the practical expedient to measure the fair value of any of its investments. This guidance is effective for interim and annual periods ending after December 15, 2009.  We adopted this guidance for the quarter ended December 31, 2009, which did not have any impact on our financial statements in this report.

    In January 2010, the FASB issued authoritative guidance that requires reporting entities to make new disclosures about recurring and non recurring fair-value measurements including significant transfers into and out of Level I and Level 2 fair-value measurements and information on purchases, sales, issuances, and settlements on a gross basis in the reconciliation of Level 3 fair-value measurements.  The FASB also clarified existing fair-value measurement disclosure guidance about the level of disaggregation, inputs, and valuation techniques. The new and revised disclosures are required to be implemented in fiscal years beginning after December 15, 2009 and December 15, 2010.  We are currently evaluating the impact of adopting this standard on MACC’s financial position and results of operations.

 (5)           Fair Value Measurements

           Investments

       MACC adopted guidance for fair value measurements on October 1, 2008.  In part, this guidance defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value.  The guidance establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories.

Level I – Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level 1 include listed equities and listed derivatives.

Level II – Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. Investments which are generally included in this category include corporate debt and less liquid and restricted equity securities.

Level III – Pricing inputs are unobservable for the investments and includes situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment or estimation and are based on the Board of Director’s own assumptions about the assumptions that a market participant would use, including inputs derived from extrapolation and interpolation that are not corroborated by observable market data.  Investments that are included in this category generally include corporate private equity.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input that is significant to the fair value measurement. MACC’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

All of MACC’s investments at December 31, 2009 were classified and disclosed under the Level III category.  Investments are stated at fair value as determined by the Board of Directors according to the procedures of MACC’s Valuation Policy.  Securities are valued individually and in the aggregate as of the end of each quarter of each fiscal year and as of the end of each fiscal year.  Interest-bearing securities are valued in an amount not greater than cost, with adjustments to their carrying value made to reflect changes in interest rates.  Loan valuation determinations take into account portfolio companies’ financial condition, outlook, payment histories and other factors.  Equity security valuations take into account the following factors, among others: the portfolio company’s performance, the prospects of a portfolio company’s future equity financing and the character of participants in such financing, and the utilization of various financial measures, including cash flow multiples, as appropriate.  If a portfolio company appears likely to discontinue operations, a liquidation valuation technique may be employed.  The Board of Directors also considers credit market conditions, and the risks and uncertainties associated with those conditions in determining the values of its portfolio securities.

Valuations established by the Board of Directors are not necessarily indicative of amounts which may ultimately be realized as a result of future sales or other dispositions of portfolio assets, and these favorable or unfavorable differences could be material.

The following table presents the investments at fair value as of December 31, 2009 by type of investment:

Fair Value Based on	Corporate Private Debt	Corporate Private Equity (1)	Total

Investment Level III	$6,990,213	$4,339,688	100%

(1) represents $2,557,910 in preferred shares; $817,888 in common shares; and $963,890 in membership interests.

The following table provides a rollforward in the changes in fair value during the three-months ending December 31, 2009 for all investments which MACC has determined using unobservable (Level III) factors.

For the three months ended December 31, 2009		Total

Balance, September 30, 2009		$11,775,272
Purchases (Debt Repayment)
Detroit Tool Metal Products Co.	33,342
Magnum Systems, Inc.	(143,541)
Portrait Displays, Inc.	(11,501)
Total Purchases (Debt Repayment)		(121,700)
Unrealized Gain (Loss)
Aviation Manufacturing Group, LLC	192,500
Feed Management Systems, Inc.	(441,136)
Linton Truss Corporation	(75,035)
Total Unrealized Gain (Loss)		(323,671)
Balance, December 31, 2009		$11,329,901
The amount of total gains (losses) for the period included on the statement of operations attributable to changes in unrealized gains/losses relating to investments still held at the reporting date		(323,671)

Total unrealized gains and losses recorded for Level III investments are reported in Net Change in Unrealized Loss in the Statements of Operations.

(6)           Note Payable

MACC has a term loan in the amount of $4,494,625 with CRB&T as of December 31, 2009.  This note is a variable interest rate note secured by a Security Agreement, Commercial Pledge Agreement and a Master Business Loan Agreement.  The interest rate fluctuates daily and is the greater of the Wall Street Journal prime rate plus 2.0%, or 6%.  The interest rate on the note at December 31, 2009 was 6.0%.  The note has a stated maturity of March 31, 2010. The note is secured by all of MACC’s assets and MACC is required to apply 80% of all cash proceeds received on the sale or liquidation of investments to pay down any amounts outstanding.

(7)           Subsequent Events

The Company evaluated all events that have occurred subsequent to December 31, 2009 through the date of the filing of this Form 10-Q on February 16, 2010.  There were no subsequent events.

(8)           Financial Highlights (Unaudited)

		For the three months ended December 31, 2009	For the three months ended December 31, 2008

Per Share Operating Performance (For a share of capital stock outstanding throughout the period): Net asset value, beginning of period		$3.17	4.23

Expense from investment operations:
Investment income (expense), net		(0.07)	(0.03)
Net realized and unrealized (loss)
gain on investment transactions		(0.13)	0.11
Total from investment operations		(0.20)	0.08

Net asset value, end of period		$2.97	4.31
Closing bid price		$0.55	0.52

		For the three months ended December 31, 2009	For the three months ended December 31, 2008

Total return
Net asset value basis	%	(6.32)	1.79
Market price basis	%	(31.25)	(62.86)

Net asset value, end of period (in thousands)		$7,316	10,622

Ratio to weighted average net assets:
Investment expense, net	%	(2.20)	(0.79)
Operating and income tax expense	%	3.41	2.82

The ratios of investment expense, net to average net assets, of operating and income tax expenses to average net assets and total return are calculated for common stockholders as a class.  Total return, which reflects the annual change in net assets, was calculated using the change in net assets between the beginning of the current fiscal year and end of the current year period.  An individual common stockholders’ return may vary from these returns.

MACC PRIVATE EQUITIES INC.
SCHEDULE OF INVESTMENTS (UNAUDITED)
DECEMBER 31, 2009

Manufacturing:
Company	Security	Percent of Net assets	Value	Cost (d)

Aviation Manufacturing Group, LLC (a)	14% debt security, due October 1, 2010 (c)		616,000	616,000
Yankton, South Dakota	154,000 units preferred		154,000	154,000
Manufacturer of flight critical parts for airplanes	Membership interest 14% note, due October 1, 2010		963,539 77,000	39 77,000
			1,810,539	847,039

Detroit Tool Metal Products Co. (a)(f)	12% debt security, due April 26, 2010 (c)		1,371,508	1,912,087
Lebanon, Missouri	19,853.94 shares Series A preferred (c)		---	195,231
Metal stamping	7,887.17 shares common (c)		---	126,742
	8% debt security, due April 26, 2010 (c)		33,342	33,342
			1,404,850	2,267,402

Handy Industries, LLC (a)	1,015.79 units Class A1 preferred (c)		67,042	269,093
Marshalltown, Iowa
Manufacturer of lifts for motorcycles, trucks and
Industrial metal products

Linton Truss Corporation	542.8 common shares (c)		----	----
Delray Beach, Florida	400 shares Series 1 preferred (c)		1	40,000
Manufacturer of residential roof and	3,411.88 common shares (c)		---	36
floor truss systems			1	40,036

M.A. Gedney Company (a)	648,783 shares preferred (c)		---	1,450,601
Chaska, Minnesota	12% debt security, due June 30, 2012 (c)		1	76,000
Pickle processor	Warrant to purchase 83,573 preferred shares (c)		---	---
			1	1,526,601

Magnum Systems, Inc. (a)	12% debt security, due November 1, 2011		430,622	430,622
Parsons, Kansas	48,038 common shares (c)		48,038	48,038
Manufacturer of industrial bagging equipment	292,800 shares preferred (c) Warrant to purchase 56,529 common shares (c)		304,512 330,565	304,512 565
			1,113,737	783,737

Pratt-Read Corporation (a)(e)	13,889 shares Series A preferred (c)		---	750,000
Bridgeport, Connecticut	7,718 shares Series A preferred (c)		---	416,667
Manufacturer of screwdriver shafts and handles and other hand tools	13% debt security, due January 7, 2009 (c) Warrants to purchase common shares (c)		1 ----	277,800 ----
			1	1,444,467

MACC PRIVATE EQUITIES INC.
SCHEDULE OF INVESTMENTS CONTINUED (UNAUDITED)
DECEMBER 31, 2009

Manufacturing Continued: Company	Security	Percent of Net assets	Value	Cost (d)

Spectrum Products, LLC (b)	13% debt security, due January 1, 2011 (c)		1,077,649	1,077,649
Missoula, Montana	385,000 units Series A preferred (c)		385,000	385,000
Manufacturer of equipment for the	Membership interest (c)		351	351
swimming pool industry	35,073.50 units Class B preferred (c)		47,355	47,355
			1,510,355	1,510,355

Superior Holding, Inc. (a)	6% debt security, due April 1, 2010(c)		568,727	780,000
Wichita, Kansas	Warrant to purchase 11,143 common shares (c)		1	1
Manufacturer of industrial and	6% debt security, due April 1, 2010(c)		221,000	221,000
commercial boilers and shower	121,457 common shares (c)		---	121,457
doors, frames and enclosures	6% debt security, due April 1, 2010(c)		308,880	308,880
	312,000 common shares (c)		---	3,120
	19% debt security, due April 1, 2010		39,000	39,000
			1,137,608	1,473,458

Total manufacturing		62%	7,044,134	10,162,188

Service:

Monitronics International, Inc.	73,214 common shares (c)		439,284	54,703
Dallas, Texas
Provides home security systems monitoring services

Morgan Ohare, Inc. (b)	0% debt security, due January 1, 2011 (c)		900,000	1,125,000
Addison, Illinois	10% debt security, due January 1, 2011		191,666	239,583
Fastener plating and heat treating	57 common shares (c)		1	1
			1,091,667	1,364,584

SMWC Acquisition Co., Inc. (a)	13% debt security due September 30, 2011		68,750	68,750
Kansas City, Missouri	12% debt security due September 30, 2011		412,500	412,500
Steel warehouse distribution and			481,250	481,250
Processing

Total Service		18%	2,012,201	1,900,537

MACC PRIVATE EQUITIES INC.
SCHEDULE OF INVESTMENTS CONTINUED (UNAUDITED)
DECEMBER 31, 2009

Service Continued: Company	Security	Percent of Net assets	Value	Cost (d)

Technology and Communications:

Feed Management Systems, Inc. (a)	540,551 common shares (c)		925691	1,327,186
Brooklyn Center, Minnesota	674,309 shares Series A preferred (c)		674,309	674,309
Batch feed software and systems			1,600,000	2,001,495
And B2B internet services

Portrait Displays, Inc.	10% debt security, due April 1, 2012		673,566	673,566
Pleasanton, California	Warrant to purchase 39,400 common shares (c)		---	---
Designs and markets pivot			673,566	673,566
enabling software for LCD
computer monitors

Total technology and communications		20%	2,273,566	2,675,061

			$11,329,901	14,737,786

(a)                 Affiliated company.  Represents ownership of greater than 5% to 25% of the outstanding voting securities of the issuer, and is or was an affiliate of MACC as defined in the Investment Company Act of 1940 at or during the period ended December 31, 2009.

(b)                 Controlled company.  Represents ownership of greater than 25% of the outstanding voting securities of the issuer, and is or was a controlled affiliate of MACC as defined in the Investment Company Act of 1940 at or during the period ended December 31, 2009.

(c)                 Presently non-income producing.

(d)                For all debt securities presented, the cost is equal to the principal balance.

(e)       Company is in bankruptcy.

(f)       During the three month period ended December 31, 2009, the 12% debt security held with Detroit Tool Metal Products Co. was restructured and extended.  As part of this restructuring previously accrued and unpaid interest in the amount of $439,314 has been added to the principal.  As consideration for the restructuring $101,265 was also added to the principal debt due to MACC, representing interest and penalty fees in exchange for the restructuring.  MACC is currently working with the Company to restructure the terms of the debt security.

MACC PRIVATE EQUITIES INC.

____________________________

STATEMENT OF ADDITIONAL INFORMATION

____________________________

___, 2010

Part C — Other Information

Item 25.  Financial Statements and Exhibits

1.      Financial Statements:

The Registrant’s financial statements, as follows, are filed herewith: (i) audited consolidated balance sheet, consolidated statement of operations, consolidated statements of changes in net assets and consolidated statements of cash flows, all dated September 30, 2009, including notes to the financial statements and report of the Registrant’s independent registered public accounting firm thereon; and (ii) unaudited condensed balance sheets, unaudited condensed statements of operations and condensed consolidated statements of cash flows, each dated December 31, 2009, including notes to the financial statements.

2.      Exhibits:

Exhibit No.	Description of Document

a.	Certificate of Incorporation, as amended (incorporated by reference to Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1997 filed May 14, 1997, File No. 000-24412)
b.	Third Amended and Restated Bylaws (incorporated by reference to exhibit 3(ii) of Registrant’s Current Report on Form 8-K filed October 14, 2008)
c.	Inapplicable
d.1	Form of Subscription Certificate (incorporated by reference to Registrant’s Registration Statement on Form N-2 filed September 11, 2008, File No. 333-153439)
d.2	Form of Notice of Guaranteed Delivery for Shares of Common Stock†
e.	Inapplicable
f.1
Business Loan Agreement dated August 30, 2007 with Cedar Rapids Bank and Trust Company, as amended by Omnibus  Amendment  Consent and Waiver dated as of April 29, 2008  (incorporated by reference to exhibit 10(i).1 of Registrant’s Current Report on Form 8-K filed September 6, 2007, File No. 814-00150)

f.2
Commercial Pledge and Security Agreement dated August 30, 2007 with Cedar Rapids Bank and Trust Company, as amended by Omnibus  Amendment  Consent and Waiver dated as of April 29, 2008  (incorporated by reference to exhibit 10(i).3 of Registrant’s Current Report on Form 8-K filed September 6, 2007 File No. 814-00150)

f.3
Commercial Security Agreement dated August 30, 2007 with Cedar Rapids Bank and Trust Company, as amended by Omnibus Amendment Consent and Waiver dated as of April 29, 2008 (incorporated by reference to exhibit 10(i).4 of Registrant’s Current Report on Form 8-K filed September 6, 2007, File No. 814-00150)

f.4
Promissory Note dated August 30, 2007 in favor of Cedar Rapids Bank and Trust Company, as amended by Omnibus  Amendment Consent and Waiver dated as of April 29, 2008  (incorporated by reference to exhibit 10(i).5 of Registrant’s Current Report on Form 8-K filed September 6, 2007, File No. 814-00150)

f.5
Promissory Note dated August 30, 2007 in favor of Cedar Rapids Bank and Trust Company, as amended by Omnibus  Amendment  Consent and Waiver dated as of April 29, 2008  (incorporated by reference to exhibit 10(i).6 of Registrant’s Current Report on Form 8-K filed September 6, 2007, File No. 814-00150)

f.6
Omnibus  Amendment  Consent and Waiver dated as of April 29, 2008 among MACC Private Equities Inc.,  MorAmerica Capital Corporation and Cedar  Rapids Bank and Trust  (incorporated  by  reference to Exhibit 10.3 of Registrant’s Current Report on Form 8-K filed May 1, 2008, File No. 814-00150)

f.7
Change In Terms Agreement dated as of April 12, 2010 by and among MACC Private Equities Inc. and Cedar Rapids Bank and Trust Company (incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed April 13, 2010, File No. 814-00150)

f.8	Disbursement Request and Authorization dated as of April 12, 2010, by and among MACC Private Equities Inc. and Cedar Rapids Bank and Trust Company (incorporated by reference to Exhibit 10.2 of the Registrant’s Current Report on Form 8-K filed April 13, 2010, File No. 814-00150)
f.9
Notice of Final Agreement dated as of April 12, 2010, by and among MACC Private Equities Inc. and Cedar Rapids Bank and Trust Company (incorporated by reference to Exhibit 10.3 of the Registrant’s Current Report on Form 8-K filed April 13, 2010, File No. 814-00150)

f.10
Third Amendment to Business Loan Agreement dated as of April 12, 2010, by and between Cedar Rapids Bank & Trust Company (incorporated by reference to Exhibit 10.4 of the Registrant’s Current Report on Form 8-K filed April 13, 2010, File No. 814-00150)

g.1
Investment Advisory Agreement with Eudaimonia Asset Management, LLC dated April 29, 2008 (incorporated by reference to exhibit 10.1 of Registrant’s Current Report on Form 8-K filed May 1, 2008, File No. 814-00150)

g.2
Investment Subadvisory Agreement with InvestAmerica Investment Advisors, Inc. dated April 29, 2008 (incorporated by reference to exhibit 10.2 of Registrant’s Current Report on Form 8-K filed May 1, 2008, File No. 814-00150)

h.	Inapplicable
i.	Inapplicable
j.1
Safekeeping Agreement with Cedar Rapids Bank and Trust Company dated September 1, 2007 (incorporated by reference to exhibit 10(i).9 of Registrant’s Current Report on Form 8-K filed September 6, 2007, File No. 814-00150)

j.2	Form of Information and Subscription Agent Agreement †
k.1	Inapplicable
l.	Opinion of Husch Blackwell Sanders LLP †
m.	Inapplicable
n.	Consent of Independent Registered Public Accounting Firm
o.	Inapplicable
p.1	Inapplicable
q.	Inapplicable
r.1	Code of Ethics of the Registrant (incorporated by reference to exhibit 99.1 of Registrant’s Current Report on Form 8-K filed October 14, 2008)
r.2	Code of Ethics of Eudaimonia Asset Management, LLC (incorporated by reference to Exhibit r.2. of Registrants Form N-2/A filed November 7, 2008).
r.3	Code of Ethics of InvestAmerica Investment Advisors, Inc. (incorporated by reference to Exhibit r.3. of Registrants Form N-2/A filed November 7, 2008)
_____________________________
†           To be filed by amendment.

Item 26.  Marketing Arrangements

None.

Item 27.  Other Expenses and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

FINRA filing fee	$--
Securities and Exchange Commission fees	$71.30
Nasdaq Capital Market Listing Fees	$6,000
Accounting fees and expenses	$20,000
Legal fees and expenses	$22,500
Printing expenses	$20,000
Information and Subscription Agent’s fees and expenses	$20,000
Miscellaneous	$1,428.70
Total	$90,000
____________

Item 28.  Persons Controlled by or Under Common Control

As our investment advisers, EAM, a California limited liability company located at 580 Second Street, Suite 102, Encinitas, California 92024, and InvestAmerica, a Delaware corporation located at 101 Second Street S.E., Suite 800, Cedar Rapids IA 52401, are deemed to control us.

Control over 804,689 shares of our Common Stock, representing 32.65% of our outstanding Shares as of October 20, 2008 (the “BIG Shares”) owned by Bridgewater International Group, LLC, a Utah limited liability company located at 10500 South 1300 West, South Jordan, Utah 84095 (“BIG”) is governed by a Shareholder and Voting Agreement dated September 29, 2003 among Atlas Management Partners, LLC, a Utah limited liability company located at One South Main Street, Sutie 1660, Salt Lake City, Utah 84133 (“Atlas”), BIG and Mr. Kent Madsen (the “Shareholder Agreement”).  Under the Shareholder Agreement, BIG appointed Atlas as its limited proxy to vote the BIG Shares, but BIG retains all other incidents of ownership of the stock, including beneficial ownership and dispositive power.  The Shareholder Agreement also provides Atlas with certain rights of first refusal respecting the BIG Shares and limits BIG’s ability to otherwise dispose of the BIG Shares.  Pursuant to a Mutual Release and Waiver of Claims and Termination of Shareholder and Voting Agreements among Atlas, BIG and the former managers of Atlas dated April 28, 2005, a certain former manager of Atlas, Kent Madsen, no longer have any interests in Atlas and have no voting rights respecting the BIG Shares.

As voting Managing Director of Atlas, Mr. Timothy Bridgewater has shared control over the voting power granted to Atlas under the Shareholder Agreement respecting the BIG Shares, subject to the parties’ rights under the Shareholder Agreement.  Mr. Bridgewater is also Managing Director of BIG and in that capacity has shared control over the voting power granted to Atlas under the Shareholder Agreement respecting the BIG Shares, subject to the parties’ rights under the Shareholder Agreement.  Mr. Bridgewater also individually owns 13,100 shares of Common Stock, according to reports Mr. Bridgewater has filed with the SEC pursuant to Section 16(a) of the Exchange Act.  As the sole Managing Member of BIG, Mr. Sumet Jiaravanon has shared control over the voting power granted to Atlas under the Shareholder Agreement respecting the BIG Shares, subject to the parties’ rights under the Shareholder Agreement.  BIG is a wholly-owned subsidiary of Aleksin, a corporation organized under the laws of the British Virgin Islands.  Aleksin is a wholly-owned subsidiary of Maze Industrial Ltd. (“Maze”), a corporation organized under the laws of the British Virgin Islands.  Maze is 100% owned by Sumet Jiaravanon, an individual.

Item 29.  Number of Holders of Securities

As of April 1, 2010, the number of record holders of each class of securities of the Registrant was:

Title of ClassNumber of Record Holders
Common Stock ($.01 par value)                                                                                                   2,464,621

Item 30. Indemnification

Section 102 of Delaware General Corporation Law allows a corporation to eliminate the personal liability of directors of a corporation to the corporation or to any of its stockholders for monetary damage for a breach of his fiduciary duty as a director, except in the case where the director breached his duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Delaware corporate law or obtained an improper personal benefit. Our  Certificate of Incorporation and Bylaws, contain a provision that eliminates directors’ personal liability as set forth above, except in cases of a director’s willful misfeasance, bad faith, gross negligence or reckless disregard of such director’s duties involved in the conduct of the office of director.

Section 145 of Delaware General Corporation Law gives Delaware corporations broad powers to indemnify their present and former directors and officers and those of affiliated corporations against expenses incurred in the defense of any lawsuit to which they are made parties by reason of being or having been such directors or officers, subject to specified conditions and exclusions, gives a director or officer who successfully defends an action the right to be so indemnified. Such indemnification is not exclusive of any other right to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or otherwise. Our Certificate of Incorporation and Bylaws, provide for indemnification authorized by Section 145 of the Delaware General Corporation Law, except to the extent that a person has committed willful misfeasance, bad faith, gross negligence or reckless disregard in the conduct of such person’s duties to or for us.

Our obligation to indemnify any director, officer or other individual, however, is limited by the 1940 Act and Investment Company Act Release No. 11330, which, among other things, prohibit us from indemnifying any Director, officer or other individual from any liability resulting directly from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals and require us to set forth reasonable and fair means for determining whether indemnification shall be made.

Item 31.  Business and Other Connections of Investment Adviser

Byron Roth serves on EAM’s Board of Managers and is also an officer and Manager of RCP, which owns a 49% interest in EAM.  Gordon Roth serves on EAM’s Board of Managers and is also an officer of RCP.

The InvestAmerica Portfolio Managers also serve in various capacities with the following companies which are under common control with or are affiliated with InvestAmerica: InvestAmerica Venture Group, Inc. (provides management and investment services to a private investment partnership, the Iowa Venture Capital Fund, L.P.); InvestAmerica N.D. Management, Inc. (provides management and investment services to NDSBIC, L.P., an SBIC); InvestAmerica ND, L.L.C. (general partner of NDSBIC, L.P.); InvestAmerica L&C Management, Inc. (provides management and investment services to Lewis & Clark Private Equities, L.P., an SBIC (“Lewis”)); InvestAmerica L&C, LLC (general partner of Lewis); InvestAmerica NW Management, Inc. (provides management and investment services to Invest Northwest, L.P. (“NWLP”) (private venture capital fund); and InvestAmerica NW, LLC (general partner of NWLP).

Item 32.  Location of Accounts and Records

The Registrant’s accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant’s investment adviser, Eudaimonia Asset Management, LLC, 580 Second Street, Suite 102, Encinitas, California 92024; at the offices of the custodians, Cedar Rapids Bank and Trust, 500 1st Ave. NE, Suite 100, Cedar Rapids, IA 52401; and at the offices of the transfer agent, BNY Mellon Shareowner Services, 480 Washington Boulevard, 27th Floor, Jersey City, New Jersey 07310.

Item 33.  Management Services

Not applicable.

Item 34.  Undertakings

1.      The Registrant undertakes to suspend the Offering until the Prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

2.      Not applicable.

3.      Not applicable.

4.      The Registrant undertakes

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)  to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)  to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)  that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

5.      The Registrant is filing this Registration Statement pursuant to Rule 430A under the 1933 Act and undertakes that: (a) for the purposes of determining any liability under the 1933 Act, the information omitted from the form of Prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of Prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; (b) for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of Prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.      The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

7.      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Encinitas and State of California on the 14th day of  April, 2010.

                MACC Private Equities Inc.

                By:  /s/ Travis T. Prentice
                Travis T. Prentice,
                President and CEO

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Derek Gaertner†	Chief Financial Officer and Chief Compliance Officer	April 14, 2010
Derek Gaertner	(Principal Financial and Accounting Officer)

/s/ Travis Prentice	President and CEO	April 14, 2010
Travis Prentice	(Principal Executive Officer)

/s/ Michael W. Dunn†	Director	April 14, 2010
Michael W. Dunn

/s/ James W. Eiler†	Director	April 14, 2010
James W. Eiler

/s/ Gordon J. Roth†	Director	April 14, 2010
Gordon J. Roth

† Pursuant to power of attorney granted September 11, 2008 and filed with the Registrant’s Registration Statement on Form N-2 on that date.

The undersigned director of MACC Private Equities Inc. hereby constitutes and appoints Travis T. Prentice my true and lawful attorney-in-fact with full power to execute in my name and behalf, in the capacity indicated below, this Registration Statement on Form N-2 and any and all amendments thereto, including post-effective amendments to the Registration Statement and to sign any and all additional registration statements relating to the same offering of securities as this Registration Statement that are filed pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and thereby ratify and confirm that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following person in the capacity and on the date indicated.

Name	Title	Date

/s/ Kevin J. Gadawski	Director	April 14, 2010
Kevin J. Gadawski

Exhibit Index

Exhibit No.	Description of Document

a.	Certificate of Incorporation, as amended (incorporated by reference to Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1997 filed May 14, 1997, File No. 000-24412)
b.	Third Amended and Restated Bylaws (incorporated by reference to exhibit 3(ii) of Registrant’s Current Report on Form 8-K filed October 14, 2008)
c.	Inapplicable
d.1	Form of Subscription Certificate (incorporated by reference to Registrant’s Registration Statement on Form N-2 filed September 11, 2008, File No. 333-153439)
d.2	Form of Notice of Guaranteed Delivery for Shares of Common Stock†
e.	Inapplicable
f.1
Business Loan Agreement dated August 30, 2007 with Cedar Rapids Bank and Trust Company, as amended by Omnibus  Amendment  Consent and Waiver dated as of April 29, 2008  (incorporated by reference to exhibit 10(i).1 of Registrant’s Current Report on Form 8-K filed September 6, 2007, File No. 814-00150)

f.2
Commercial Pledge and Security Agreement dated August 30, 2007 with Cedar Rapids Bank and Trust Company, as amended by Omnibus  Amendment  Consent and Waiver dated as of April 29, 2008  (incorporated by reference to exhibit 10(i).3 of Registrant’s Current Report on Form 8-K filed September 6, 2007 File No. 814-00150)

f.3
Commercial Security Agreement dated August 30, 2007 with Cedar Rapids Bank and Trust Company, as amended by Omnibus Amendment Consent and Waiver dated as of April 29, 2008 (incorporated by reference to exhibit 10(i).4 of Registrant’s Current Report on Form 8-K filed September 6, 2007, File No. 814-00150)

f.4
Promissory Note dated August 30, 2007 in favor of Cedar Rapids Bank and Trust Company, as amended by Omnibus  Amendment Consent and Waiver dated as of April 29, 2008  (incorporated by reference to exhibit 10(i).5 of Registrant’s Current Report on Form 8-K filed September 6, 2007, File No. 814-00150)

f.5
Promissory Note dated August 30, 2007 in favor of Cedar Rapids Bank and Trust Company, as amended by Omnibus  Amendment  Consent and Waiver dated as of April 29, 2008  (incorporated by reference to exhibit 10(i).6 of Registrant’s Current Report on Form 8-K filed September 6, 2007, File No. 814-00150)

f.6
Omnibus  Amendment  Consent and Waiver dated as of April 29, 2008 among MACC Private Equities Inc.,  MorAmerica Capital Corporation and Cedar  Rapids Bank and Trust  (incorporated  by  reference to Exhibit 10.3 of Registrant’s Current Report on Form 8-K filed May 1, 2008, File No. 814-00150)

f.7
Change In Terms Agreement dated as of April 12, 2010 by and among MACC Private Equities Inc. and Cedar Rapids Bank and Trust (incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed April 12, 2010, File No. 814-00150)

f.8	Disbursement Request and Authorization dated as of April 12, 2010, by and among MACC Private Equities Inc. and Cedar Rapids Bank and Trust Company (incorporated by reference to Exhibit 10.2 of the Registrant’s Current Report on Form 8-K filed April 13, 2010, File No. 814-00150)
f.9
Notice of Final Agreement dated as of April 12, 2010, by and among MACC Private Equities Inc. and Cedar Rapids Bank and Trust Company (incorporated by reference to Exhibit 10.3 of the Registrant’s Current Report on Form 8-K filed April 13, 2010, File No. 814-00150)

f.10
Third Amendment to Business Loan Agreement dated as of April 12, 2010, by and between Cedar Rapids Bank & Trust Company (incorporated by reference to Exhibit 10.4 of the Registrant’s Current Report on Form 8-K filed April 13, 2010, File No. 814-00150)

g.1
Investment Advisory Agreement with Eudaimonia Asset Management, LLC dated April 29, 2008 (incorporated by reference to exhibit 10.1 of Registrant’s Current Report on Form 8-K filed May 1, 2008, File No. 814-00150)

g.2
Investment Subadvisory Agreement with InvestAmerica Investment Advisors, Inc. dated April 29, 2008 (incorporated by reference to exhibit 10.2 of Registrant’s Current Report on Form 8-K filed May 1, 2008, File No. 814-00150)

h.	Inapplicable
i.	Inapplicable
j.1
Safekeeping Agreement with Cedar Rapids Bank and Trust Company dated September 1, 2007 (incorporated by reference to exhibit 10(i).9 of Registrant’s Current Report on Form 8-K filed September 6, 2007, File No. 814-00150)

j.2	Form of Information and Subscription Agent Agreement †
k.1	Inapplicable
l.	Opinion of Husch Blackwell Sanders LLP †
m.	Inapplicable
n.	Consent of Independent Registered Public Accounting Firm
o.	Inapplicable
p.1	Inapplicable
q.	Inapplicable
r.1	Code of Ethics of the Registrant (incorporated by reference to exhibit 99.1 of Registrant’s Current Report on Form 8-K filed October 14, 2008)
r.2	Code of Ethics of Eudaimonia Asset Management, LLC (incorporated by reference to Exhibit r.2. of Registrants Form N-2/A filed November 7, 2008)
r.3	Code of Ethics of InvestAmerica Investment Advisors, Inc. (incorporated by reference to Exhibit r.3. of Registrants Form N-2/A filed November 7, 2008)
______________________________
†           To be filed by amendment.